TARGET/UNITED FUNDS, INC.

            ANNUAL
            REPORT
            -------------------------------------------
            December 31, 1999

This report is submitted for the general information of the shareholders of Target/United Funds, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the Target/United Funds, Inc. current prospectus.

DECEMBER 31, 1999
---------------------------------------------------------------------------


Dear Policyholder:

The accompanying report contains the financial statements of the Target/United Funds, Inc. for the fiscal period ended December 31, 1999. The assets of your Advantage I (Variable Life), Advantage II (Variable Annuity) or Advantage Plus (Variable Universal Life) policy are invested in the investment portfolios of the corresponding investment divisions of United Investors Life's variable accounts.

As the value of your policy will vary in accordance with the investment performance of these underlying portfolios, it is important that you review the information contained in the report. In addition to the financial statements, the report contains a brief discussion of each portfolio's objectives and strategy, and a detailed schedule of the investments held at December 31, 1999.

If your state has approved our fixed account and if the assets of your policy have been allocated to the fixed account, the results of such allocation will be reflected in your policy annual report which will be sent on your policy anniversary.

Please do not hesitate to contact us or your financial advisor if we may be of service with regard to your Advantage policy.

Sincerely,

Anthony L. McWhorter
President

ASSET STRATEGY PORTFOLIOMANAGERS' LETTER
DECEMBER 31, 1999
---------------------------------------------------------------------------


Dear Policyholder:

This report relates to the operation of the Asset Strategy Portfolio for the fiscal year ended December 31, 1999. The discussion, graphs and tables contained in this report will provide you with information regarding the Portfolio's performance during that period.

The first half of the year was characterized by uncertainty in global markets. The Russian financial crisis in the fall of 1998 precipitated recessions for many developing economies. Brazil suffered a large currency devaluation. Asian economies were still in dire straits from the currency crises there in 1997-98. The war in Kosovo created even more instability. Finally, Y2K uncertainties abounded. The second half of the year had a different focus -- the Federal Reserve, inflation, and higher interest rates. Although economies around the world were perceived to be improving, worries in the U.S. grew that the Fed was in a rate-raising mode. Yet through all of this, the U.S. economy continued to be strong.

During the first half of the year, the fixed income portion of the Portfolio remained almost entirely in U.S. Treasuries, with maturities averaging between 5 and 10 years. When the global economy appeared to pick up and inflation expectations were growing domestically, the focus of the fixed-income portion of the Portfolio switched to short-term U.S. Treasuries and a small investment into developing markets. This stance was maintained throughout the second half of the year. Entering 1999, the Portfolio was underweighted in equities and held very defensive names. In January, we increased the weighting in stocks to about 50% of assets and broadened the exposure to more growth-oriented securities. In the fall, we dramatically increased the exposure to stocks. This move was predicated on the assumption that a move to raise rates by the Federal Reserve was already discounted by the stock market, U.S. economic growth would remain moderate with low inflation, and the economic outlook for Europe and Asia would continue to improve.

The strategies and techniques we applied resulted in the Portfolio outperforming the indexes charted on the following page. The S&P 500 Index reflects the performance of securities that generally represent the stock market. The other indexes reflect the performance of one-month certificates of deposit (Salomon Brothers Short-Term Index for 1 Month Certificates of Deposit) and the bond market (the Salomon Brothers Broad Investment Grade Index). A variety of indexes is presented because the Portfolio invests in stocks, bonds and other instruments.

As 2000 begins, we are facing the prospect of higher interest rates until the Federal Reserve is convinced that inflation will no longer be a problem or until the U.S. economy and the stock market slow down. The question is, how high must rates go to meet the Fed's objectives? Secondly, this is an election year, so there may very well be surprises in store. Due to the underlying strength of the U.S. economy, we will continue to have significant exposure to the equity market until there are signs of slowing. The fixed income portion of the Portfolio will continue to concentrate on short-term Treasuries (for liquidity) and some developing markets. Given the strong performance of growth stocks relative to value stocks in 1999, we are de-emphasizing growth in favor of value names. Although we feel the Portfolio is properly positioned, we have the flexibility and the reserve position to increase our equity weight quickly.

Thank you for your continued confidence.

Respectfully,


Michael L. Avery
Daniel J. Vrabac
Managers, Asset Strategy Portfolio

            Comparison of Change in Value of $10,000 Investment in
                   Target/United Asset Strategy Portfolio,
                               The S&P 500 Index,
             The Salomon Brothers Broad Investment Grade Index and
   The Salomon Brothers Short-Term Index for 1 Month Certificates of Deposit

                                                         Salomon
                                            Salomon     Brothers
                       Target/             Brothers   Short-Term
                        United                Broad        Index
                         Asset       S&P Investment  for 1 month
                      Strategy       500      Grade Certificates
                     Portfolio     Index      Index   of Deposit
                     --------- --------- ----------     --------
     05/01/95Purchase  $10,000   $10,000    $10,000      $10,000
     12/31/95           10,180    12,179     11,130       10,401
     12/31/96           13,265    14,975     11,533       10,976
     12/31/97           12,307    19,961     12,644       11,599
     12/31/98           13,531    25,689     13,746       12,257
     12/31/99           16,639    31,102     13,632       12,909

 ====Target/United Asset Strategy Portfolio* -- $16,639
 ++++   S&P 500 Index**  -- $31,102
 ....Salomon Brothers Broad Investment Grade Index**  --  $13,632
 *-*-Salomon Brothers Short-Term Index for 1 Month Certificates of Deposit** -- $12,909

 *The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.
**Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above indexes (including income) are not available, investment in the indexes was effected as of April 30, 1995.

                Average Annual Total Return+
                ----------------------------
Year Ended
  12/31/99                  22.96%
4+ Years Ended
  12/31/99++                11.52%

 +Performance data quoted represents past performance. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
++5-1-95 (the initial offering date) through 12-31-99.

  Past performance is not predictive of future performance. Indexes are unmanaged. Performance data quoted does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the Target/United Funds, Inc.

THE INVESTMENTS OF THE ASSET STRATEGY PORTFOLIODECEMBER 31, 1999

                                              Shares        Value

COMMON STOCKS
Business Services - 6.66%
 America Online, Inc.*  ..................     3,000    $   226,313
 Clear Channel Communications, Inc.*  ....     2,600        232,050
 Critical Path, Inc.*  ...................     1,700        160,544
 DoubleClick Inc.*  ......................     2,000        506,562
 TMP Worldwide Inc.*  ....................     2,200        311,712
   Total .................................                1,437,181

Cable and Other Pay Television Services - 4.73%
 AT&T Corp. - Liberty Media Group,
   Class A* ..............................     8,600        488,050
 Cox Communications, Inc., Class A*  .....     4,693        241,690
 EchoStar Communications Corporation,
   Class A* ..............................     3,000        292,125
   Total .................................                1,021,865

Chemicals and Allied Products - 11.58%
 American Home Products Corporation  .....     3,600        141,975
 Forest Laboratories, Inc.*  .............     8,600        528,363
 Lilly (Eli) and Company  ................     4,900        325,850
 Merck & Co., Inc.  ......................     3,400        228,012
 Monsanto Company  .......................     5,100        181,688
 Pharmacia & Upjohn, Inc.  ...............     4,100        184,500
 Pharmacyclics, Inc.*  ...................     5,200        215,150
 Schering-Plough Corporation  ............     6,800        286,875
 Smith International, Inc.*  .............     2,100        104,344
 Warner-Lambert Company  .................     3,700        303,169
   Total .................................                2,499,926

Communication - 0.50%
 Tritel, Inc.*  ..........................     3,400        107,737

Computer Integrated Systems Design - 1.30%
 Yahoo! Inc.*  ...........................       650        281,267

Depository Institutions - 1.71%
 Bank of America Corporation  ............     3,400        170,637
 U. S. Bancorp.  .........................     8,300        197,644
   Total .................................                  368,281

Eating and Drinking Places - 3.73%
 McDonald's Corporation  .................     6,400        258,000
 Papa John's International, Inc.*  .......     8,300        216,578
 Wendy's International, Inc.  ............    16,000        330,000
   Total .................................                  804,578

Electronic and Other Electric Equipment - 11.66%
 Analog Devices, Inc.*  ..................     5,000        465,000
 Eaton Corporation  ......................     3,900        283,238
 Intel Corporation  ......................     4,300        353,809
 JDS Uniphase Corporation*  ..............     2,400        387,150
               See Notes to Schedules of Investments on page 89.

THE INVESTMENTS OF THE ASSET STRATEGY PORTFOLIODECEMBER 31, 1999
                                              Shares        Value

COMMON STOCKS (Continued)
Electronic and Other Electric Equipment (Continued)
 Maxim Integrated Products, Inc.*  .......     4,800    $   226,350
 Nortel Networks Corporation  ............     2,700        272,700
 Rambus Inc.*  ...........................     2,900        195,478
 STMicroelectronics N.V., NY Shares  .....     2,200        333,163
   Total .................................                2,516,888

Fabricated Metal Products - 1.62%
 Parker Hannifin Corporation  ............     6,800        348,925

General Merchandise Stores - 3.56%
 BJ's Wholesale Club, Inc.*  .............    10,000        365,000
 Dayton Hudson Corporation  ..............     5,500        403,906
   Total .................................                  768,906

Holding and Other Investment Offices - 1.50%
 ABB Ltd. [Sweden] (A)*  .................     1,400        170,800
 "Shell" Transport and Trading Company,
   p.l.c. (The), ADR .....................     3,100        152,675
   Total .................................                  323,475

Industrial Machinery and Equipment - 2.70%
 Applied Materials, Inc.*  ...............     2,000        253,313
 Cooper Cameron Corporation*  ............     2,600        127,237
 SPX Corporation*  .......................     2,500        202,031
   Total .................................                  582,581

Instruments and Related Products - 4.02%
 Beckman Coulter, Inc.  ..................     5,100        259,462
 CONMED Corporation*  ....................    10,000        259,375
 Teradyne, Inc.*  ........................     5,300        349,800
   Total .................................                  868,637

Insurance Carriers - 3.56%
 American International Group, Inc.  .....     2,775        300,047
 Aon Corporation  ........................     2,500        100,000
 Lincoln National Corporation  ...........     4,400        176,000
 ReliaStar Financial Corp.  ..............     4,900        192,019
   Total .................................                  768,066

Metal Mining - 1.26%
 Newmont Mining Corporation  .............    11,100        271,950

Oil and Gas Extraction - 2.67%
 Burlington Resources Incorporated  ......     5,400        178,537
 Schlumberger Limited  ...................     2,600        146,250
 Transocean Sedco Forex Inc.  ............     3,603        121,388
 USX Corporation - Marathon Group  .......     5,300        130,844
   Total .................................                  577,019

Petroleum and Coal Products - 0.33%
 Texaco Inc.  ............................     1,300         70,606
               See Notes to Schedules of Investments on page 89.

THE INVESTMENTS OF THE ASSET STRATEGY PORTFOLIODECEMBER 31, 1999

                                              Shares        Value

COMMON STOCKS (Continued)
Prepackaged Software - 3.50%
 Microsoft Corporation*  .................     3,500     $  408,516
 Oracle Corporation*  ....................     3,100        347,297
   Total .................................                  755,813

Primary Metal Industries - 2.17%
 Nucor Corporation  ......................     3,900        213,769
 USX Corporation - U.S. Steel Group  .....     7,700        254,100
   Total .................................                  467,869

Transportation by Air - 1.01%
 Southwest Airlines Co.  .................    13,500        218,531

Transportation Equipment - 5.64%
 Ford Motor Company  .....................     4,900        261,844
 General Motors Corporation  .............     5,700        414,319
 Gentex Corporation*  ....................    19,400        540,775
   Total .................................                1,216,938

Transportation Services - 1.51%
 Expeditors International of Washington, Inc.  7,500        327,187

Wholesale Trade -- Nondurable Goods - 2.94%
 Cardinal Health, Inc.  ..................     7,800        373,425
 U.S. Foodservice*  ......................    15,600        261,300
   Total .................................                  634,725

TOTAL COMMON STOCKS - 79.86%                            $17,238,951
 (Cost: $14,131,866)

                                           Principal
                                           Amount in
                                           Thousands

CORPORATE DEBT SECURITIES
Fabricated Metal Products - 0.91%
 Crown Cork & Seal Company, Inc.,
   7.125%, 9-1-02 ........................      $200        197,452

Finance, Taxation and Monetary Policy - 0.87%
 Banco Nacional de Comercio Exterior, S.N.C.,
   7.25%, 2-2-04 .........................       200        187,250

Petroleum and Coal Products - 0.92%
 Petroleos Mexicanos (Daily Adjusted Yield
   Securities (DAYS)),
   8.799%, 7-15-05 .......................       200        196,750

Radio and Television Broadcasting Stations - 0.99%
 Grupo Televisa, S.A.,
   11.375%, 5-15-03 ......................       200        213,500
               See Notes to Schedules of Investments on page 89.

THE INVESTMENTS OF THE ASSET STRATEGY PORTFOLIODECEMBER 31, 1999

                                           Principal
                                           Amount in
                                           Thousands         Value

CORPORATE DEBT SECURITIES (Continued)
Stone, Clay and Glass Products - 0.89%
 Vicap, S.A. de C.V.,
   10.25%, 5-15-02 .......................    $  200    $   193,000

TOTAL CORPORATE DEBT SECURITIES - 4.58%                 $   987,952
 (Cost: $963,278)

OTHER GOVERNMENT SECURITY - 0.78%
Argentina
 Republic of Argentina,
   0.0%, 10-15-01 ........................       200   $   168,500
 (Cost: $170,118)

UNITED STATES GOVERNMENT SECURITY - 6.59%
 United States Treasury,
   5.625%, 12-31-02 ......................     1,450    $ 1,423,262
 (Cost: $1,443,980)

SHORT-TERM SECURITIES
Fabricated Metal Products - 2.03%
 Danaher Corporation,
   6.49%, Master Note ....................       438        438,000

Food and Kindred Products - 3.24%
 General Mills, Inc.,
   6.345%, Master Note ...................       700        700,000

Nondepository Institutions - 2.84%
 PACCAR Financial Corp.,
   5.2757%, Master Note ..................       612        612,000

TOTAL SHORT-TERM SECURITIES - 8.11%                     $ 1,750,000
 (Cost: $1,750,000)

TOTAL INVESTMENT SECURITIES - 99.92%                    $21,568,665
 (Cost: $18,459,242)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.08%            17,888

NET ASSETS - 100.00%                                    $21,586,553


               See Notes to Schedules of Investments on page 89.

BALANCED PORTFOLIOMANAGER'S LETTER
DECEMBER 31, 1999
---------------------------------------------------------------------------


Dear Policyholder:

This report relates to the operation of the Balanced Portfolio for the fiscal year ended December 31, 1999. The discussion, graphs and tables contained in this report will provide you with information regarding the Portfolio's performance during that period.

During much of 1999, rising interest rates were of concern to investors. The Federal Reserve seemed willing to raise rates, and did, in order to keep inflation and growth in check. As a result, the S&P corrected 10% as rates were rising and the dollar weakened. This correction proved to be short-lived as the economic data continued to indicate a resilient economy. On the consumer side, retail sales, consumer confidence, overall consumption and personal income maintained an upward trend. On the manufacturing side of the economy, industrial production grew and inventories remained lean. As the year pressed on, however, the numbers continued to support that rising productivity would keep inflation in check despite a strong underlying economy. This, coupled with the Fed facing Y2K issues and not raising rates, led to a very powerful rally in the fourth quarter.

While we made no significant changes to our allocation of stocks, bonds, and cash during the year, we did increase our focus on high quality growth stocks. Particular attention was given to technology, which represents over 30% of the S&P 500. We increased our technology exposure to capture some of the powerful underlying trends that seem to be accelerating through the year. For example, there was an increase in consolidation/strategic alliances to capture share of the developing Internet. In addition, the wireless world seemed to be taking off as more applications are just starting to be developed. Going forward, these developments should continue to favor the technology sector, especially in light of mergers like America Online and Time Warner, which will likely force more spending and consolidation in the technology world.

The strategies and techniques we applied helped the Portfolio outperform the bond market index and underperform the stock market index charted on the following page. The performance of the bond market is represented by the Salomon Brothers Treasury/Government-Sponsored/Corporate Index and the S&P 500 Index reflects securities that generally represent the stock market. Multiple indexes are presented because the Portfolio invests in stocks and bonds.

The fourth quarter rally in the stock market was certainly impressive, particularly in the technology sector. However, the markets still must contend with a Fed that wants to slow the economy down. This may lead the market to be more valuation-sensitive than we have experienced recently. As a result, we are cautiously optimistic and will continue to try to provide competitive returns that are consistent with the objectives of the Portfolio.

Thank you for your continued confidence.

Respectfully,


Cynthia P. Prince-Fox
Manager, Balanced Portfolio

             Comparison of Change in Value of $10,000 Investment in
                       Target/United Balanced Portfolio,
                             The S&P 500 Index and
       The Salomon Brothers Treasury/Government Sponsored/Corporate Index

                                                   Salomon
                                                  Brothers
                                                 Treasury/
                                                Government
                      Target/United       S&P   Sponsored/
                           Balanced       500    Corporate
                          Portfolio     Index        Index
                         ----------  --------  -----------
     05/03/94  Purchase     $10,000   $10,000      $10,000
     12/31/94                 9,963    10,398       10,046
     12/31/95                12,373    14,306       11,978
     12/31/96                13,758    17,591       12,327
     12/31/97                16,301    23,447       13,535
     12/31/98                17,714    30,176       14,814
     12/31/99                19,510    36,533       14,514

===== Target/United Balanced Portfolio* -- $19,510
----- S&P 500 Index** -- $36,533
 ..... Salomon Brothers Treasury/Government Sponsored/Corporate Index** --
$14,514

 *The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.
**Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above indexes (including income) are not available, investment in the indexes was effected as of April 30, 1994.

                Average Annual Total Return+
                ----------------------------
Year Ended
  12/31/99                  10.14%
5 Years Ended
  12/31/99                  14.39%
5+ Years Ended
  12/31/99++                12.52%

 +Performance data quoted represents past performance. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
++5-3-94 (the initial offering date) through 12-31-99.

  Past performance is not predictive of future performance. Indexes are unmanaged. Performance data quoted does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the Target/United Funds, Inc.

THE INVESTMENTS OF THE BALANCED PORTFOLIODECEMBER 31, 1999

                                              Shares        Value

COMMON STOCKS
Amusement and Recreation Services - 0.62%
 Walt Disney Company (The)  ..............    25,000   $  731,250

Building Materials and Garden Supplies - 0.91%
 Home Depot, Inc. (The)  .................    15,538    1,065,358

Business Services - 1.77%
 Clear Channel Communications, Inc.*  ....     9,000      803,250
 Young & Rubicam Inc.  ...................    18,000    1,273,500
   Total .................................              2,076,750

Cable and Other Pay Television Services - 0.88%
 Cox Communications, Inc., Class A*  .....    20,000    1,030,000

Chemicals and Allied Products - 4.45%
 Air Products and Chemicals, Inc.  .......    29,700      996,806
 Lilly (Eli) and Company  ................     5,500      365,750
 Merck & Co., Inc.  ......................    12,000      804,750
 Pfizer Inc.  ............................    26,000      843,375
 Pharmacia & Upjohn, Inc.  ...............    12,000      540,000
 Procter & Gamble Company (The)  .........     6,100      668,331
 Warner-Lambert Company  .................    12,200      999,638
   Total .................................              5,218,650

Communication - 1.88%
 Bell Atlantic Corporation  ..............     7,500      461,719
 Nextel Communications, Inc.*  ...........     9,000      927,844
 SBC Communications Inc.  ................    16,600      809,250
   Total .................................              2,198,813

Depository Institutions - 1.70%
 Bank of America Corporation  ............    20,089    1,008,217
 Comerica Incorporated  ..................    10,000      466,875
 U. S. Bancorp.  .........................    21,700      516,731
   Total .................................              1,991,823

Eating and Drinking Places - 0.34%
 Wendy's International, Inc.  ............    19,200      396,000

Electric, Gas and Sanitary Services - 0.92%
 Reliant Energy  .........................    12,000      274,500
 Unicom Corporation  .....................    24,000      804,000
   Total .................................              1,078,500


               See Notes to Schedules of Investments on page 89.

THE INVESTMENTS OF THE BALANCED PORTFOLIODECEMBER 31, 1999

                                              Shares        Value

COMMON STOCKS (Continued)
Electronic and Other Electric Equipment - 8.10%
 Analog Devices, Inc.*  ..................    20,000 $  1,860,000
 Eaton Corporation  ......................    12,000      871,500
 General Electric Company  ...............     7,000    1,083,250
 Intel Corporation  ......................    12,000      987,375
 Koninklijke Philips Electronics N.V.,
   NY Shares .............................    10,000    1,350,000
 Maxim Integrated Products, Inc.*  .......    17,000      801,656
 Motorola, Inc.  .........................    11,300    1,663,925
 Texas Instruments Incorporated  .........     9,100      881,563
   Total .................................              9,499,269

Fabricated Metal Products - 1.02%
 Parker Hannifin Corporation  ............    23,400    1,200,713

Food and Kindred Products - 1.46%
 PepsiCo, Inc.  ..........................    29,500    1,039,875
 Seagram Company Ltd. (The)  .............    15,000      674,063
   Total .................................              1,713,938

Food Stores - 0.72%
 Kroger Co. (The)*  ......................    45,000      849,375

General Merchandise Stores - 2.16%
 BJ's Wholesale Club, Inc.*  .............    20,000      730,000
 Dayton Hudson Corporation  ..............     9,500      697,656
 Wal-Mart Stores, Inc.  ..................    16,000    1,106,000
   Total .................................              2,533,656

Holding and Other Investment Offices - 0.41%
 Plum Creek Timber Company, Inc.  ........    19,200      480,000

Industrial Machinery and Equipment - 3.94%
 Apple Computer, Inc.*  ..................     9,200      945,587
 Applied Materials, Inc.*  ...............     8,900    1,127,241
 EMC Corporation*  .......................    14,500    1,584,125
 Hewlett-Packard Company  ................     8,400      957,075
   Total .................................              4,614,028

Instruments and Related Products - 0.49%
 Emerson Electric Co.  ...................    10,000      573,750

Insurance Agents, Brokers and Service - 0.74%
 Hartford Financial Services Group Inc. (The) 18,200      862,225

Insurance Carriers - 1.01%
 Lincoln National Corporation  ...........    15,000      600,000
 ReliaStar Financial Corp.  ..............    15,000      587,812
   Total .................................              1,187,812


               See Notes to Schedules of Investments on page 89.

THE INVESTMENTS OF THE BALANCED PORTFOLIODECEMBER 31, 1999

                                              Shares        Value

COMMON STOCKS (Continued)
Motion Pictures - 1.39%
 News Corporation Limited (The), ADR  ....    20,000   $  765,000
 Time Warner Incorporated  ...............    12,000      869,250
   Total .................................              1,634,250

Nondepository Institutions - 1.38%
 Fannie Mae  .............................    12,000      749,250
 Freddie Mac  ............................    18,400      865,950
   Total .................................              1,615,200

Oil and Gas Extraction - 1.73%
 Burlington Resources Incorporated  ......    32,600    1,077,837
 Schlumberger Limited  ...................    15,200      855,000
 Transocean Sedco Forex Inc.  ............     2,943       99,133
   Total .................................              2,031,970

Paper and Allied Products - 2.03%
 Champion International Corporation  .....    10,800      668,925
 Consolidated Papers, Inc.  ..............    31,500    1,002,094
 International Paper Company  ............    12,500      705,469
   Total .................................              2,376,488

Petroleum and Coal Products - 1.39%
 BP Amoco p.l.c., ADR  ...................    10,160      602,615
 Exxon Mobil Corporation  ................    12,673    1,020,969
   Total .................................              1,623,584

Prepackaged Software - 4.89%
 BMC Software, Inc.*  ....................    15,900    1,270,509
 Citrix Systems, Inc.*  ..................    10,000    1,229,688
 Intuit Inc.*  ...........................    12,000      718,875
 Microsoft Corporation*  .................    11,900    1,388,953
 Oracle Corporation*  ....................    10,000    1,120,312
   Total .................................              5,728,337

Primary Metal Industries - 0.38%
 Corus Group plc, ADR  ...................    17,000      439,875

Printing and Publishing - 1.28%
 Belo (A. H.) Corporation, Class A  ......    23,800      453,687
 Meredith Corporation  ...................    25,000    1,042,188
   Total .................................              1,495,875

Radio and Television Broadcasting Stations - 1.10%
 Hearst-Argyle Television, Inc.*  ........    21,000      559,125
 Sinclair Broadcast Group, Inc.*  ........    60,000      733,125
   Total .................................              1,292,250

Stone, Clay and Glass Products - 0.93%
 Corning Incorporated  ...................     8,500    1,095,969

               See Notes to Schedules of Investments on page 89.

THE INVESTMENTS OF THE BALANCED PORTFOLIODECEMBER 31, 1999

                                              Shares        Value

COMMON STOCKS (Continued)
Transportation by Air - 0.99%
 UAL Corporation*  .......................    15,000  $ 1,163,437

Transportation Equipment - 1.63%
 Boeing Company (The)  ...................    25,000    1,039,062
 General Motors Corporation  .............    12,000      872,250
   Total .................................              1,911,312

Trucking and Warehousing - 0.82%
 CNF Transportation Inc.  ................    28,000      966,000

Water Transportation - 0.82%
 Carnival Corporation, Class A  ..........    20,000      956,250

TOTAL COMMON STOCKS - 54.28%                          $63,632,707
 (Cost: $48,622,947)

PREFERRED STOCK - 0.81%
Cable and Other Pay Television Services
 Cox Communications, Inc., 7.0% (Convertible) 14,000  $   952,000
 (Cost: $ 700,000)

                                           Principal
                                           Amount in
                                           Thousands

CORPORATE DEBT SECURITIES
Apparel and Accessory Stores - 2.06%
 Gap, Inc. (The),
   6.9%, 9-15-07 .........................   $ 2,500    2,414,675

Business Services - 0.76%
 Clear Channel Communications, Inc.,
   2.625%, 4-1-03 (Convertible) ..........       600      888,000

Chemicals and Allied Products - 0.22%
 American Home Products Corporation,
   7.9%, 2-15-05 .........................       250      254,700

Communication - 0.12%
 Southwestern Bell Telephone Company,
   5.77%, 10-14-03 .......................       150      143,910

Depository Institutions - 0.20%
 Wachovia Corporation,
   6.25%, 8-4-08 .........................       250      230,185

Electronic and Other Electric Equipment - 0.23%
 STMicroelectronics N.V.,
   0.0%, 9-22-09 (Convertible) ...........       200      274,500

               See Notes to Schedules of Investments on page 89.

THE INVESTMENTS OF THE BALANCED PORTFOLIODECEMBER 31, 1999

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES (Continued)
Food and Kindred Products - 0.42%
 Coca-Cola Enterprises Inc.,
   6.7%, 10-15-36 ........................    $  500  $   493,950

Industrial Machinery and Equipment - 0.20%
 Tyco International Group S.A.,
   6.375%, 6-15-05 .......................       250      234,195

Nondepository Institutions - 0.85%
 National Rural Utilities Cooperative
   Finance Corp.,
   6.1%, 12-22-00 ........................     1,000      995,790

Transportation by Air - 0.31%
 Southwest Airlines Co.,
   7.875%, 9-1-07 ........................       360      359,593

TOTAL CORPORATE DEBT SECURITIES - 5.37%               $ 6,289,498
 (Cost: $6,192,392)

UNITED STATES GOVERNMENT SECURITIES
 Federal National Mortgage Association:
   6.51%, 5-6-08 .........................       750      706,642
   6.19%, 7-7-08 .........................       500      460,390
   7.0%, 9-1-25 ..........................     2,170    2,097,884
 Government National Mortgage Association,
   6.5%, 8-15-28 .........................     1,428    1,340,366
 United States Treasury:
   7.125%, 2-29-00 .......................       500      501,405
   5.25%, 1-31-01 ........................     2,000    1,981,880
   6.375%, 8-15-02 .......................     1,100    1,102,409
   7.5%, 2-15-05 .........................     2,250    2,346,683
   6.5%, 8-15-05 .........................     4,000    4,000,000
   7.25%, 8-15-22 ........................     4,000    4,216,880
   6.25%, 8-15-23 ........................     5,250    4,949,752
   6.75%, 8-15-26 ........................     3,000    3,014,070

TOTAL UNITED STATES GOVERNMENT
 SECURITIES - 22.79%                                   26,718,361
 (Cost: $28,595,107)

SHORT-TERM SECURITIES
Commercial Paper
 Depository Institutions - 2.56%
 Deutsche Bank Financial Inc.,
   6.75%, 1-6-00 .........................     3,000    2,997,188


               See Notes to Schedules of Investments on page 89.

THE INVESTMENTS OF THE BALANCED PORTFOLIODECEMBER 31, 1999

                                           Principal
                                           Amount in
                                           Thousands        Value

SHORT-TERM SECURITIES (Continued)
Commercial Paper (Continued)
 Electric, Gas and Sanitary Services - 1.70%
 Bay State Gas Co.,
   6.15%, 1-12-00 ........................    $2,000  $ 1,996,242

 Fabricated Metal Products - 4.27%
 Danaher Corporation,
   6.49%, Master Note ....................     5,009    5,009,000

 Food and Kindred Products - 1.47%
 General Mills, Inc.,
   6.345%, Master Note ...................     1,717    1,717,000

 Nondepository Institutions - 2.60%
 PACCAR Financial Corp.,
   5.2757%, Master Note ..................     3,052    3,052,000

Total Commercial Paper - 12.60%                        14,771,430

Commercial Paper (backed by irrevocable bank
 letter of credit) - 4.09%
 Nondepository Institutions
 Agway Financial Corp. (Rabobank Nederland),
   5.0%, 1-5-00 ..........................     4,800    4,797,333

TOTAL SHORT-TERM SECURITIES - 16.69%                 $ 19,568,763
 (Cost: $19,568,763)

TOTAL INVESTMENT SECURITIES - 99.94%                 $117,161,329
 (Cost: $103,679,209)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.06%          71,637

NET ASSETS - 100.00%                                 $117,232,966


               See Notes to Schedules of Investments on page 89.

BOND PORTFOLIOMANAGER'S LETTER
DECEMBER 31, 1999
---------------------------------------------------------------------------


Dear Policyholder:

This report relates to the operation of the Bond Portfolio for the fiscal year ended December 31, 1999. The following discussion, graphs and tables provide you with information regarding the Portfolio's performance during that period.

The Portfolio had a difficult year mainly because of the economic excesses of the prior year. During the fall of 1998, the world's financial system faced disaster: a nuclear nation defaulted on its debt, underdeveloped nations could not find markets for their commodities, and financial market-makers refused to make markets. Wealth from all over the globe poured into the U.S. Treasury market as a safe haven. This pushed long-term interest rates near the 4.75% mark, a low not seen since the Treasury started offering long-term bonds in the 1970s. The world's central bankers flooded the financial systems with paper money and avoided a meltdown. The price of this salvation was artificially low interest rates in late 1998. Interest rates rose steadily throughout the year as the Federal Reserve took back its "easings." The easy transition to the year 2000 further reduced the seeming need for the relative safety of the bond markets. And the Fed seems to have promised us another rise in short rates sometime soon into 2000. These factors, plus a continued asset reallocation away from bonds to equities, combined to make it a tough year for bonds.

The only saving grace was that the Portfolio did well vis-a-vis its peer funds in 1999. At the beginning of the year, the Portfolio had about 35% of its portfolio in so-called put bonds. These bonds become more sensitive to interest rates when rates fall, thereby producing greater returns than other bonds of the same starting duration. Conversely, these bonds contract in duration when rates rise, as in 1999. At the beginning of the year, no put bonds in the Portfolio were priced to put. Thus, they all acted like long-term bonds, which are more sensitive to interest rate changes. By the end of the year, more than half of these put bonds were priced to their respective put dates (about three to five years). As a result, the Portfolio's sensitivity to a rising rate environment was reduced substantially over the year, and this produced better than average results. Another factor was the Portfolio's substantial exposure to corporate bonds, which did well compared to Treasuries over the course of 1999. As 1998 "pushed out" the interest rate spreads of corporate bonds due to the liquidity crisis, investors returned to the more risky corporate bonds (vis-a-vis Treasury market) as the economy settled in 1999, thereby producing better returns in that segment of the market. Finally, last winter the Portfolio invested in some developing market debt. Although it was only a small position, the developing market debt proved to be a positive contributor to the Portfolio's performance.

The strategies and techniques we applied resulted in the Portfolio's performance remaining slightly below the Salomon Brothers Broad Investment Grade Index charted on the following page. That index reflects the performance of securities that generally represent the bond market.

The economy is still "hot" and the Federal Reserve seems to have promised more rate hikes. The world is still recovering from its slow growth over the past several years, and investors seemingly want to reallocate from bonds generally, and U.S. investments specifically. This would seem to bode poorly for U.S. bonds, which comprise most of the Portfolio. Making matters worse is that this is an election year. There is no telling what the candidates may say that could harm the capital markets. However, if the economy slows or the stock market falters, the Portfolio may do well. The Portfolio is invested largely in investment grade debt -- we have reduced our non-investment grade exposure from about 17% last year to about 4% currently. When we see signs of economic slowing, or if the Fed goes too far in raising rates, we anticipate that we will extend our duration by purchasing longer-term U.S. Treasury bonds and thereby increase our exposure to declining interest rates.

Thank you very much for your continued support and confidence.

Respectfully,

James C. Cusser
Manager, Bond Portfolio

             Comparison of Change in Value of $10,000 Investment in
                        Target/United Bond Portfolio and
               The Salomon Brothers Broad Investment Grade Index

                                           Salomon
                                          Brothers
                      Target/United          Broad
                               Bond     Investment
                          Portfolio    Grade Index
                         ----------    -----------
     12/31/89  Purchase     $10,000        $10,000
     12/31/90                10,704         10,909
     12/31/91                12,437         12,651
     12/31/92                13,391         13,611
     12/31/93                15,046         14,958
     12/31/94                14,158         14,532
     12/31/95                17,067         17,228
     12/31/96                17,653         17,851
     12/31/97                19,378         19,569
     12/31/98                20,802         21,274
     12/31/99                20,503         21,097

+++++ Target/United Bond Portfolio* -- $20,503
 ..... The Salomon Brothers Broad Investment Grade Index -- $21,097

*The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

                Average Annual Total Return+
                ----------------------------
Year Ended
  12/31/99                  -1.44%
5 Years Ended
  12/31/99                   7.69%
10 Years Ended
  12/31/99                   7.45%

+Performance data quoted represents past performance. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

 Past performance is not predictive of future performance. Indexes are unmanaged. Performance data quoted does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the Target/United Funds, Inc.

THE INVESTMENTS OF THE BOND PORTFOLIODECEMBER 31, 1999

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES
Cable and Other Pay Television Services - 1.86%
 Cox Trust II,
   7.0%, 8-16-04 .........................    $  500 $    486,105
 Jones Intercable, Inc.,
   9.625%, 3-15-02 .......................       500      519,640
 Tele-Communications, Inc.,
   8.35%, 2-15-05 ........................     1,000    1,050,740
   Total .................................              2,056,485

Chemicals and Allied Products - 1.94%
 Procter & Gamble Company (The),
   8.0%, 9-1-24 ..........................     2,000    2,148,160

Communication - 0.90%
 BellSouth Telecommunications, Inc.,
   5.85%, 11-15-45 .......................     1,000      994,250

Depository Institutions - 9.10%
 AmSouth Bancorporation,
   6.75%, 11-1-25 ........................     2,000    1,912,700
 Chevy Chase Savings Bank, F.S.B.,
   9.25%, 12-1-05 ........................       500      477,500
 First Union Corporation:
   6.824%, 8-1-26 ........................     1,132    1,111,658
   6.55%, 10-15-35 .......................       525      502,068
 Kansallis-Osake-Pankki,
   10.0%, 5-1-02 .........................     1,000    1,055,910
 National Westminster Bank plc,
   7.375%, 10-1-09 .......................       750      732,922
 NationsBank Corporation,
   8.57%, 11-15-24 .......................     1,000    1,072,760
 SouthTrust Bank of Alabama, National
   Association:
   5.58%, 2-6-06 .........................     2,000    1,975,400
   7.69%, 5-15-25 ........................       500      500,460
 Wachovia Corporation,
   6.605%, 10-1-25 .......................       750      718,065
   Total .................................             10,059,443


               See Notes to Schedules of Investments on page 89.

THE INVESTMENTS OF THE BOND PORTFOLIODECEMBER 31, 1999

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES (Continued)
Electric, Gas and Sanitary Services - 7.95%
 California Infrastructure and Economic
   Development Bank, Special Purpose
   Trust:
   PG&E-1,
   6.42%, 9-25-08 ........................   $ 1,000  $   967,920
   SCE-1,
   6.38%, 9-25-08 ........................     1,000      964,060
 Cleveland Electric Illuminating Co. (The),
   9.5%, 5-15-05 .........................       678      705,988
 Entergy Arkansas, Inc.,
   7.5%, 8-1-07 ..........................       750      760,178
 Kansas Gas and Electric Company,
   7.6%, 12-15-03 ........................     1,000    1,011,040
 Korea Electric Power Corporation,
   6.375%, 12-1-03 .......................       500      474,195
 Niagara Mohawk Power Corporation,
   7.375%, 7-1-03 ........................       756      752,801
 TXU Eastern Funding Company,
   6.45%, 5-15-05 ........................     1,750    1,649,375
 Union Electric Co.,
   8.25%, 10-15-22 .......................     1,500    1,500,615
   Total .................................              8,786,172

Electronic and Other Electric Equipment - 1.45%
 Motorola, Inc.,
   8.4%, 8-15-31 .........................     1,500    1,606,020

Food and Kindred Products - 2.55%
 Anheuser-Busch Companies, Inc.,
   7.0%, 9-1-05 ..........................       500      491,430
 Coca-Cola Enterprises Inc.,
   0.0%, 6-20-20 .........................     9,000    1,828,800
 Coca-Cola FEMSA, S.A. de C.V.,
   8.95%, 11-1-06 ........................       500      500,000
   Total .................................              2,820,230

General Merchandise Stores - 0.66%
 Fred Meyer, Inc.:
   7.15%, 3-1-03 .........................       250      246,825
   7.45%, 3-1-08 .........................       500      486,900
   Total .................................                733,725

Health Services - 0.44%
 Tenet Healthcare Corporation,
   7.875%, 1-15-03 .......................       500      485,000


               See Notes to Schedules of Investments on page 89.

THE INVESTMENTS OF THE BOND PORTFOLIODECEMBER 31, 1999

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES (Continued)
Holding and Other Investment Offices - 1.77%
 Bay Apartment Communities, Inc.,
   6.5%, 1-15-05 .........................    $  500  $   462,520
 GRUMA, S.A. de C.V.,
   7.625%, 10-15-07 ......................       500      436,250
 NBD Bank, National Association,
   8.25%, 11-1-24 ........................     1,000    1,051,830
   Total .................................              1,950,600

Industrial Machinery and Equipment - 0.44%
 Coltec Industries Inc.,
   7.5%, 4-15-08 .........................       500      482,675

Insurance Carriers - 0.41%
 Reliance Group Holdings, Inc.,
   9.0%, 11-15-00 ........................       500      450,000

Nondepository Institutions - 6.04%
 Asset Securitization Corporation,
   7.49%, 4-14-29 ........................     1,244    1,238,240
 CHYPS CBO 1997-1 Ltd.,
   6.72%, 1-15-10 (B) ....................     1,500    1,380,000
 General Motors Acceptance Corporation,
   8.875%, 6-1-10 ........................       500      547,520
 IMC Home Equity Loan Trust,
   6.9%, 1-20-22 .........................     1,000      987,810
 Norse CBO, Ltd. and Norse CBO, Inc.,
   6.515%, 8-13-10 (B) ...................     1,250    1,167,975
 Residential Asset Securities Corporation,
   Mortgage Pass-Through Certificates,
   8.0%, 10-25-24 ........................       816      820,900
 Westinghouse Electric Corporation,
   8.875%, 6-14-14 .......................       500      537,515
   Total .................................              6,679,960

Oil and Gas Extraction - 1.74%
 Anadarko Petroleum Corporation,
   7.25%, 3-15-25 ........................     1,000    1,000,180
 Mitchell Energy & Development Corp.,
   9.25%, 1-15-02 ........................        27       27,625
 Oryx Energy Company,
   10.0%, 4-1-01 .........................       400      412,252
 Pemex Finance Ltd.,
   5.72%, 11-15-03 .......................       500      486,250
   Total .................................              1,926,307


               See Notes to Schedules of Investments on page 89.

THE INVESTMENTS OF THE BOND PORTFOLIODECEMBER 31, 1999

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES (Continued)
Paper and Allied Products - 2.20%
 Canadian Pacific Forest Products Ltd.,
   9.25%, 6-15-02 ........................   $ 1,000 $  1,030,930
 Champion International Corporation,
   6.4%, 2-15-26 .........................     1,500    1,403,265
   Total .................................              2,434,195

Petroleum and Coal Products - 1.33%
 Conoco Inc.,
   5.9%, 4-15-04 .........................       500      477,335
 YPF Sociedad Anoima,
   8.0%, 2-15-04 .........................     1,000      990,120
   Total .................................              1,467,455

Printing and Publishing - 1.48%
 Quebecor Printing Capital Corporation,
   6.5%, 8-1-27 ..........................     1,750    1,629,250

Railroad Transportation - 0.52%
 CSX Corporation,
   6.95%, 5-1-27 .........................       575      571,056

Security and Commodity Brokers - 0.93%
 Salomon Inc.,
   3.65%, 2-14-02 ........................     1,000    1,032,340

Stone, Clay and Glass Products - 1.55%
 Cemex, S.A. de C.V.,
   9.5%, 9-20-01 .........................       500      511,250
 Owens-Illinois, Inc.,
   7.15%, 5-15-05 ........................       750      693,442
 USG Corporation,
   9.25%, 9-15-01 ........................       500      511,600
   Total .................................              1,716,292

Transportation Equipment - 0.42%
 Federal-Mogul Corporation,
   7.75%, 7-1-06 .........................       500      462,965


               See Notes to Schedules of Investments on page 89.

THE INVESTMENTS OF THE BOND PORTFOLIODECEMBER 31, 1999

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES (Continued)
United States Postal Service - 0.20%
 Postal Square Limited Partnership,
   6.5%, 6-15-22 .........................    $  241  $   217,033

TOTAL CORPORATE DEBT SECURITIES - 45.88%              $50,709,613
 (Cost: $52,406,184)

OTHER GOVERNMENT SECURITIES
Canada - 4.16%
 Hydro-Quebec:
   8.05%, 7-7-24 .........................     1,000    1,056,140
   7.4%, 3-28-25 .........................     1,000    1,075,630
 Province de Quebec:
   5.67%, 2-27-26 ........................     1,500    1,484,175
   6.29%, 3-6-26 .........................     1,000      979,230
   Total .................................              4,595,175

Korea - 0.45%
 Korea Development Bank (The),
   7.9%, 2-1-02 ..........................       500      501,040

Supranational - 0.98%
 Inter-American Development Bank,
   8.4%, 9-1-09 ..........................     1,000    1,086,190

TOTAL OTHER GOVERNMENT SECURITIES - 5.59%             $ 6,182,405
 (Cost: $6,145,540)

UNITED STATES GOVERNMENT SECURITIES
 Federal Home Loan Mortgage Corporation:
   7.5%, 2-15-07 .........................     1,008    1,013,484
   6.5%, 9-25-18 .........................       500      480,310
   7.5%, 4-15-19 .........................     1,455    1,460,041
   6.25%, 1-15-21 ........................     4,000    3,877,480
 Federal National Mortgage Association:
   6.09%, 4-1-09 .........................     1,988    1,815,996
   0.0%, 2-12-18 .........................     2,500      682,450
   7.0%, 9-25-20 .........................       500      493,280
   6.5%, 8-25-21 .........................       500      482,340
   7.0%, 6-1-24 ..........................     2,353    2,274,695
   6.0%, 12-1-28 .........................     2,615    2,391,517


               See Notes to Schedules of Investments on page 89.

THE INVESTMENTS OF THE BOND PORTFOLIODECEMBER 31, 1999

                                           Principal
                                           Amount in
                                           Thousands        Value

UNITED STATES GOVERNMENT SECURITIES (Continued)
 Government National Mortgage Association:
   7.5%, 7-15-23 .........................    $  943   $  937,466
   7.5%, 12-15-23 ........................     1,316    1,308,257
   8.0%, 9-15-25 .........................       850      864,081
   7.0%, 7-20-27 .........................       453      435,326
   7.0%, 8-20-27 .........................       949      911,883
   7.5%, 7-15-29 .........................     1,991    1,969,076
   7.75%, 10-15-31 .......................       315      315,069
 United States Treasury:
   6.625%, 3-31-02 .......................     2,000    2,013,740
   5.5%, 3-31-03 .........................     2,000    1,950,320
   7.5%, 2-15-05 .........................       500      521,485
   6.5%, 8-15-05 .........................     1,500    1,500,000
   6.5%, 10-15-06 ........................     4,000    3,989,360
   11.25%, 2-15-15 .......................       500      706,795
   6.125%, 11-15-27 ......................    14,750   13,726,645
 Miscellaneous United States Government Backed
   Securities:
   Tennessee Valley Authority,
    5.88%, 4-1-36  .......................       750      702,773
   United States Department of Veterans Affairs,
    Guaranteed Remic Pass-Through Certificates,
    Vendee Mortgage Trust:
    1997-2 Class C,
    7.5%, 8-15-17  .......................     2,000    2,005,620
    1998-1 Class 2-B,
    7.0%, 6-15-19  .......................       250      248,045
    1999-2 Class 1-B,
    6.5%, 7-15-19  .......................     1,000      971,560
    1999 Class 3-B,
    6.5%, 2-15-20  .......................       500      475,780

TOTAL UNITED STATES GOVERNMENT SECURITIES - 45.71%   $ 50,524,874
 (Cost: $52,292,360)

TOTAL SHORT-TERM SECURITIES - 1.49%                  $  1,649,000
 (Cost: $1,649,000)

TOTAL INVESTMENT SECURITIES - 98.67%                 $109,065,892
 (Cost: $112,493,084)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 1.33%       1,470,264

NET ASSETS - 100.00%                                 $110,536,156


               See Notes to Schedules of Investments on page 89.

GROWTH PORTFOLIOMANAGER'S LETTER
DECEMBER 31, 1999
---------------------------------------------------------------------------


Dear Policyholder:

This report relates to the operation of the Growth Portfolio for the fiscal year ended December 31, 1999. The following discussion, graphs and tables provide you with information regarding the Portfolio's performance during that period.

Despite upward pressure on interest rates, the U.S. equity market posted another strong year of performance in 1999. Stocks benefited from the favorable backdrop provided by rising corporate profits, continued economic growth and a benign inflation environment. Once again, however, the market's advance was relatively narrow as almost half of the stocks in the S&P 500 index actually had negative returns. It was a year in which investors' appetite for risk was largely rewarded. The market's healthy return was predominantly powered by high growth issues residing in the technology sector.

Our investment philosophy continues to be based on the belief that investors will only award premium long-term valuations to those companies that possess superior growth and profitability characteristics on an ongoing basis. Thus, we focus on high quality, industry leading companies that possess sustainable competitive advantages and are well positioned to benefit from secular trends embedded in the marketplace. An assessment of the top-down macro environment and individual stock valuation metrics are also considered when evaluating the appropriate price to pay for a specific security.

The strategies and techniques we applied resulted in the Portfolio significantly outperforming the S&P 500 Index during 1999, as charted on the following page. Primary drivers of the outperformance were the Portfolio's above-average exposure to the technology sector (especially semiconductors, software, networking and telecom equipment) and certain growth retailers, as well as below-average exposure to underperforming sectors such as financials, consumer staples, transportation and utilities.

Looking forward, we anticipate some market volatility as investors balance the strong corporate profit environment with higher interest rates and relatively high stock market valuations. Amid this backdrop, we will remain focused on identifying attractively valued companies poised to deliver superior earnings growth on a sustainable basis. Technology will likely remain an area of emphasis given the trend toward productivity-driven capital spending, the emergence of corporate e-commerce initiatives and the burgeoning growth of the Internet. We also see opportunities in the healthcare sector as we expect election year discussions of Medicare reform to temporarily depress valuations of certain high-quality pharmaceutical companies that continue to benefit from strong underlying unit demand and favorable demographic trends. The basic materials, capital goods and utilities sectors are likely to remain underweighted given their below average long-term growth prospects.

Thank you very much for your continued support and confidence.

Respectfully,

Philip J. Sanders
Manager, Growth Portfolio

              Comparison of Change in Value of $10,000 Investment in
                         Target/United Growth Portfolio
                             and The S&P 500 Index

                                     TARGET/UNITED            S&P
                                            GROWTH            500
                                         PORTFOLIO          INDEX
                                        ----------          -----
     12/31/89  Purchase                    $10,000        $10,000
     12/31/90                                9,466          9,690
     12/31/91                               12,884         12,642
     12/31/92                               15,569         13,606
     12/31/93                               17,752         14,976
     12/31/94                               18,176         15,174
     12/31/95                               25,185         20,877
     12/31/96                               28,309         25,670
     12/31/97                               34,381         34,216
     12/31/98                               43,771         44,035
     12/31/99                               58,807         53,313

----- Target/United Growth Portfolio* -- $58,807
+++++ S&P 500 Index -- $53,313

*The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

               Avaerage Annual Total Return+
                ----------------------------
Year Ended
  12/31/99                  34.35%
5 Years Ended
  12/31/99                  26.47%
10 Years Ended
  12/31/99                  19.38%

+Performance data quoted represents past performance. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

 Past performance is not predictive of future performance. Indexes are unmanaged. Performance data quoted does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the Target/United Funds, Inc.

THE INVESTMENTS OF THE GROWTH PORTFOLIODECEMBER 31, 1999
                                              Shares        Value
COMMON STOCKS
Amusement and Recreation Services - 0.54%
 Walt Disney Company (The)  ..............   215,000 $  6,288,750

Building Materials and Garden Supplies - 2.40%
 Home Depot, Inc. (The)  .................   225,000   15,426,563
 Lowe's Companies, Inc.  .................   210,000   12,547,500
   Total .................................             27,974,063

Business Services - 2.53%
 America Online, Inc.*  ..................   145,000   10,938,437
 CheckFree Holdings Corporation*  ........    30,000    3,157,500
 Clear Channel Communications, Inc.*  ....   171,400   15,297,450
   Total .................................             29,393,387

Cable and Other Pay Television Services - 2.88%
 Comcast Corporation, Class A  ...........   200,000   10,106,250
 Cox Communications, Inc., Class A*  .....   115,000    5,922,500
 Viacom Inc., Class B*  ..................   290,000   17,526,875
   Total .................................             33,555,625

Chemicals and Allied Products - 13.47%
 Bristol-Myers Squibb Company  ...........   172,200   11,053,087
 Forest Laboratories, Inc.*  .............   140,000    8,601,250
 Johnson & Johnson  ......................   197,200   18,364,250
 Lilly (Eli) and Company  ................   150,000    9,975,000
 Merck & Co., Inc.  ......................   295,000   19,783,438
 Monsanto Company  .......................   140,000    4,987,500
 Pfizer Inc.  ............................   355,000   11,515,312
 Pharmacia & Upjohn, Inc.  ...............   250,000   11,250,000
 Procter & Gamble Company (The)  .........   100,000   10,956,250
 Schering-Plough Corporation  ............   389,400   16,427,813
 Smith International, Inc.*  .............   210,000   10,434,375
 Warner-Lambert Company  .................   283,700   23,245,669
   Total .................................            156,593,944

Communication - 1.51%
 Lucent Technologies Inc.  ...............   110,000    8,229,375
 Nextel Communications, Inc.*  ...........    90,000    9,278,437
   Total .................................             17,507,812

Computer Integrated Systems Design - 1.12%
 Yahoo! Inc.*  ...........................    30,000   12,981,562

Depository Institutions - 2.39%
 Bank of America Corporation  ............   180,000    9,033,750
 Chase Manhattan Corporation (The)  ......   115,000    8,934,062
 Citigroup Inc.  .........................   177,500    9,862,344
   Total .................................             27,830,156

Eating and Drinking Places - 1.17%
 McDonald's Corporation  .................   170,000    6,853,125
 Wendy's International, Inc.  ............   325,000    6,703,125
   Total .................................             13,556,250
               See Notes to Schedules of Investments on page 89.

THE INVESTMENTS OF THE GROWTH PORTFOLIODECEMBER 31, 1999

                                              Shares        Value

COMMON STOCKS (Continued)
Electronic and Other Electric Equipment - 17.11%
 ADC Telecommunications, Inc.*  ..........    75,000$   5,439,844
 Analog Devices, Inc.*  ..................   215,000   19,995,000
 General Electric Company  ...............   179,500   27,777,625
 Intel Corporation  ......................   348,600   28,683,244
 JDS Uniphase Corporation*  ..............    90,000   14,518,125
 Motorola, Inc.  .........................   170,000   25,032,500
 Nokia Corporation, Series A, ADR  .......   105,000   19,950,000
 Nortel Networks Corporation  ............   215,000   21,715,000
 Rambus Inc.*  ...........................    70,000    4,718,438
 Tellabs*  ...............................    85,000    5,453,281
 Texas Instruments Incorporated  .........   110,000   10,656,250
 Xilinx, Inc.*  ..........................   330,000   15,004,688
   Total .................................            198,943,995

Fabricated Metal Products - 0.99%
 Parker Hannifin Corporation  ............   225,000   11,545,313

Food and Kindred Products - 3.72%
 Anheuser-Busch Companies, Inc.  .........   210,000   14,883,750
 Pepsi Bottling Group, Inc.  .............   350,000    5,796,875
 PepsiCo, Inc.  ..........................   400,000   14,100,000
 Ralston-Ralston Purina Group  ...........   305,000    8,501,875
   Total .................................             43,282,500

Furniture and Home Furnishings Stores - 0.98%
 Best Buy Co., Inc.*  ....................   105,000    5,269,688
 Circuit City Stores, Inc. -
   Circuit City Group ....................   135,000    6,083,437
   Total .................................             11,353,125

General Merchandise Stores - 3.17%
 BJ's Wholesale Club, Inc.*  .............   335,000   12,227,500
 Dayton Hudson Corporation  ..............   335,000   24,601,562
   Total .................................             36,829,062

Industrial Machinery and Equipment - 10.03%
 Applied Materials, Inc.*  ...............   113,000   14,312,156
 Cisco Systems, Inc.*  ...................   377,850   40,465,373
 Cooper Cameron Corporation*  ............   210,000   10,276,875
 Dell Computer Corporation*  .............   165,000    8,409,844
 Dover Corporation  ......................   325,000   14,746,875
 EMC Corporation*   ......................   179,200   19,577,600
 SPX Corporation*  .......................   110,000    8,889,375
   Total .................................            116,678,098

Instruments and Related Products - 2.62%
 Guidant Corporation*  ...................   161,000    7,567,000
 Medtronic, Inc.  ........................   230,000    8,380,625
 Teradyne, Inc.*  ........................   220,000   14,520,000
   Total .................................             30,467,625
               See Notes to Schedules of Investments on page 89.

THE INVESTMENTS OF THE GROWTH PORTFOLIODECEMBER 31, 1999

                                              Shares        Value

COMMON STOCKS (Continued)
Insurance Carriers - 1.36%
 American International Group, Inc.  .....   145,875$  15,772,734

Miscellaneous Retail - 0.61%
 Walgreen Co.  ...........................   241,600    7,066,800

Motion Pictures - 1.53%
 Time Warner Incorporated  ...............   246,000   17,819,625

Nondepository Institutions - 2.46%
 Fannie Mae  .............................   318,600   19,892,587
 Freddie Mac  ............................   185,000    8,706,563
   Total .................................             28,599,150

Oil and Gas Extraction - 2.86%
 Burlington Resources Incorporated  ......   350,000   11,571,875
 Schlumberger Limited  ...................   345,100   19,411,875
 Transocean Sedco Forex Inc.  ............    66,811    2,250,708
   Total .................................             33,234,458

Petroleum and Coal Products - 1.45%
 Exxon Mobil Corporation  ................   210,000   16,918,125

Prepackaged Software - 11.98%
 BMC Software, Inc.*  ....................   140,000   11,186,875
 Citrix Systems, Inc.*  ..................    45,000    5,533,594
 Computer Associates International, Inc.     255,000   17,834,062
 Compuware Corporation*  .................   325,000   12,096,094
 Intuit Inc.*  ...........................   160,000    9,585,000
 Microsoft Corporation*  .................   429,000   50,072,344
 Oracle Corporation*  ....................   295,000   33,049,219
   Total .................................            139,357,188

Printing and Publishing - 1.02%
 Gannett Co., Inc.  ......................   145,000   11,826,563

Radio and Television Broadcasting Stations - 1.30%
 Infinity Broadcasting Corporation,
   Class A* ..............................   417,200   15,097,425

Security and Commodity Brokers - 0.86%
 Morgan Stanley, Dean Witter, Discover & Co.  70,000    9,992,500

Transportation Equipment - 1.30%
 Harley-Davidson, Inc.  ..................   235,300   15,073,906

Water Transportation - 1.50%
 Carnival Corporation, Class A  ..........   203,000    9,705,937
 Royal Caribbean Cruises Ltd.  ...........   158,000    7,791,375
   Total .................................             17,497,312

               See Notes to Schedules of Investments on page 89.

THE INVESTMENTS OF THE GROWTH PORTFOLIODECEMBER 31, 1999

                                              Shares        Value

COMMON STOCKS (Continued)
Wholesale Trade -- Nondurable Goods - 0.55%
 U.S. Foodservice*  ......................   380,000$   6,365,000

TOTAL COMMON STOCKS - 95.41%                        $1,109,402,053
 (Cost: $732,453,656)
                                           Principal
                                           Amount in
                                           Thousands
SHORT-TERM SECURITIES
Depository Institutions - 2.24%
 Dresdner U.S. Finance Inc.,
   6.23%, 1-10-00 ........................   $10,000    9,984,425
 Toronto-Dominion Holdings USA Inc.,
   6.9%, 1-10-00 .........................     5,000    4,991,375
 UBS Finance (DE) Inc.,
   4.4%, 1-5-00 ..........................    11,000   10,994,622
   Total .................................             25,970,422

Fabricated Metal Products - 0.12%
 Danaher Corporation,
   6.49%, Master Note ....................     1,409    1,409,000

Food and Kindred Products - 1.59%
 Conagra Inc.,
   5.95%, 1-13-00 ........................     5,000    4,990,083
 General Mills, Inc.,
   6.345%, Master Note ...................       541      541,000
 Ralston Purina Co.:
   6.6%, 1-19-00 .........................    10,000    9,967,000
   6.62%, 1-24-00 ........................     3,000    2,987,312
   Total .................................             18,485,395

Nondepository Institutions - 1.16%
 Associates First Capital Corp.,
   4.0%, 1-3-00 ..........................     5,500    5,498,778
 PACCAR Financial Corp.,
   5.2757%, Master Note ..................     5,005    5,005,000
 Textron Financial Corp.,
   8.3%, 1-5-00 ..........................     3,000    2,997,233
   Total .................................             13,501,011

TOTAL SHORT-TERM SECURITIES - 5.11%                 $   59,365,828
 (Cost: $59,365,828)

TOTAL INVESTMENT SECURITIES - 100.52%               $1,168,767,881
 (Cost: $791,819,484)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.52%) $   (6,019,976)

NET ASSETS - 100.00%                                $1,162,747,905
               See Notes to Schedules of Investments on page 89.

HIGH INCOME PORTFOLIOMANAGER'S LETTER
DECEMBER 31, 1999
---------------------------------------------------------------------------


Dear Policyholder:

This report relates to the operation of the High Income Portfolio for the fiscal year ended December 31, 1999. The following discussion, graphs and tables provide you with information regarding the Portfolio's performance during that period.

The overriding themes again in 1999 were the economy and the stance taken by the Federal Reserve in dealing with interest rates following the global financial crisis of 1998. In the early part of 1999, and again later in the year, the focus of the market was on the telecommunications and media arenas, with the equity markets rewarding these sectors.

We limited the Portfolio's investments in developing markets and concentrated on the U.S., Canada and Europe, while Asia continued to lag in its recovery. We added equity investments on a limited basis in the telecommunications and media sectors to enhance performance, as merger and acquisition activity continued in these sectors. As the Fed raised rates in the earlier part of 1999, the Portfolio was more defensive in nature, with the memory of the 1998 global crisis still fresh, and invested in better quality. As the year unfolded and the economy was being sustained at a healthy pace, the Portfolio more aggressively expanded its investments while continuing to utilize equity to enhance returns.

The strategies and techniques we applied resulted in the Portfolio outperforming the Salomon Brothers High Yield Market Index, charted on the following page.
The Salomon Brothers Index reflects the performance of securities that generally represent the high-yield bond market. The Portfolio outperformed the index due to its defensive position of investing in higher quality securities and the enhanced performance from equities. The Salomon Brothers High Yield Market Index replaces the Salomon Brothers High Yield Composite Index in this year's report. We believe that the new index provides a more accurate basis for comparing the Portfolio's performance to the types of fixed income securities in which the Portfolio invests. Both indexes are presented in this year's report for comparison purposes.

The main concern as we enter 2000 is the strength of the economy. Current conditions as we start 2000 suggest a need for the Fed to raise rates, perhaps several times over the course of the year. Presidential elections may impact specific sectors, such as healthcare and defense. The direction the equity markets move in 2000 may greatly impact which high yield sectors perform best. The Portfolio is positioned cautiously to be shorter duration and less Treasury-sensitive as 2000 begins. As the year progresses and if rates plateau, we may change strategy as we read the economy at that point. Should the economy slow to a sustained pace that does not jeopardize a recession, then we will readdress the current shorter-term duration of the Portfolio.

Thank you very much for your continued support and confidence.

Respectfully,

William M. Nelson
Manager, High Income Portfolio

           Comparison of Change in Value of $10,000 Investment in
                      Target/United High Income Portfolio,
                The Salomon Brothers High Yield Market Index and
                The Salomon Brothers High Yield Composite Index

                                           Salomon        Salomon
                                          Brothers       Brothers
                                              High           High
                      Target/United          Yield          Yield
                        High Income         Market      Composite
                          Portfolio          Index          Index
                        -----------         ------         ------
     12/31/89  Purchase     $10,000        $10,000        $10,000
     12/31/90                 9,268          9,296          9,155
     12/31/91                12,437         13,008         13,112
     12/31/92                14,388         15,330         15,510
     12/31/93                16,965         17,994         18,354
     12/31/94                16,532         17,770         17,887
     12/31/95                19,538         21,274         21,899
     12/31/96                21,973         23,673         24,361
     12/31/97                25,057         26,797         27,837
     12/31/98                25,546         27,763         28,963
     12/31/99/               26,623         28,244         29,323

+++++ Target/United High Income Portfolio* -- $26,623
----- The Salomon Brothers High Yield Market Index -- $28,244
 ..... The Salomon Brothers High Yield Composite Index -- $29,323

*The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

                Average Annual Total Return+
                ----------------------------
Year Ended
  12/31/99                   4.22%
5 Years Ended
  12/31/99                  10.00%
10 Years Ended
  12/31/99                  10.29%

+Performance data quoted represents past performance. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

 Past performance is not predictive of future performance. Indexes are unmanaged. Performance data quoted does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the Target/United Funds, Inc.

THE INVESTMENTS OF THE HIGH INCOME PORTFOLIODECEMBER 31, 1999

                                              Shares        Value

COMMON STOCKS, RIGHTS AND WARRANTS
Business Services - 0.60%
 Cybernet Internet Services International,
   Inc., Warrants (B)* ...................     1,000 $     80,000
 deltathree.com, Inc.*  ..................    25,000      642,187
   Total .................................                722,187

Cable and Other Pay Television Services - 1.00%
 Classic Communications, Inc., Class A*  .    22,500      825,469
 Cox Communications, Inc., Class A*  .....     7,500      386,250
   Total .................................              1,211,719

Chemicals and Allied Products - 0.41%
 Smith International, Inc.*  .............    10,000      496,875

Communication - 1.86%
 Allegiance Telecom, Inc., Warrants (B)*       1,250      144,375
 Iridium LLC, Warrants (B)*  .............       500            1
 Metromedia Fiber Network, Inc.*  ........     5,000      239,531
 Microcell Telecommunications Inc.,
   Warrants (B)* .........................     5,000      346,205
 Nextel Communications, Inc.*  ...........     5,000      515,469
 OnePoint Communications Corp., Warrants (B)*    900        9,000
 Powertel, Inc., Warrants*  ..............     2,400      216,000
 Primus Telecommunications Group,
   Incorporated* .........................    14,500      554,625
 Primus Telecommunications Group,
   Incorporated, Warrants* ...............       500       25,000
 VersaTel Telecom International N.V.,
   Warrants (B)* .........................       500      200,000
   Total .................................              2,250,206

Communication Services - 0.53%
 Crown Castle International Corp.*  ......    20,000      641,250

Electronic and Other Electric Equipment - 0.16%
 TeleCorp PCS, Inc.*  ....................     5,000      190,937

Engineering and Management Services - 0.22%
 Harris Interactive Inc.*  ...............    20,000      261,875

Food and Kindred Products - 0.42%
 Keebler Foods Company*  .................    18,000      506,250

Holding and Other Investment Offices - 0.20%
 "Shell" Transport and Trading Company,
   p.l.c. (The), ADR .....................     5,000      246,250

Industrial Machinery and Equipment - 0.41%
 Cooper Cameron Corporation*  ............    10,000      489,375

               See Notes to Schedules of Investments on page 89.

THE INVESTMENTS OF THE HIGH INCOME PORTFOLIODECEMBER 31, 1999

                                              Shares        Value

COMMON STOCKS, RIGHTS AND WARRANTS
Nondepository Institutions - 0.02%
 ONO Finance Plc, Rights (B)*  ...........       250  $    22,500

Oil and Gas Extraction - 0.68%
 Transocean Sedco Forex Inc.  ............    20,000      673,750
 USX Corporation - Marathon Group  .......     6,000      148,125
   Total .................................                821,875

Paper and Allied Products - 0.00%
 SF Holdings Group, Inc., Class C (B)*  ..     1,500           15

Petroleum and Coal Products - 0.38%
 Royal Dutch Petroleum Company, NY Shares      7,500      453,281

Radio and Television Broadcasting Stations - 1.19%
 Infinity Broadcasting Corporation,
   Class A* ..............................    31,200    1,129,050
 Spanish Broadcasting System, Inc.*  .....     7,500      300,469
   Total .................................              1,429,519

Water Transportation - 0.20%
 Royal Caribbean Cruises Ltd.  ...........     5,000      246,563

Wholesale Trade -- Durable Goods - 0.18%
 WESCO International, Inc.*  .............    25,000      221,875

Wholesale Trade -- Nondurable Goods - 0.34%
 Cardinal Health, Inc.  ..................     5,000      239,375
 U.S. Foodservice*  ......................    10,000      167,500
   Total .................................                406,875

TOTAL COMMON STOCKS, RIGHTS AND WARRANTS - 8.80%     $ 10,619,427
 (Cost: $7,658,594)

PREFERRED STOCKS
Communication - 0.17%
 IXC Communications, Inc., 12.5%*  .......       182      201,110

Nondepository Institutions - 0.23%
 California Federal Preferred Capital
   Corporation, 9.125% ...................    12,500      282,031

Printing and Publishing - 0.41%
 PRIMEDIA Inc., 10.0%  ...................     5,000      490,000

TOTAL PREFERRED STOCKS - 0.81%                        $   973,141
 (Cost: $992,040)


               See Notes to Schedules of Investments on page 89.

THE INVESTMENTS OF THE HIGH INCOME PORTFOLIODECEMBER 31, 1999

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES (Continued)
Agricultural Production -- Crops - 1.42%
 Hines Horticulture, Inc.,
   11.75%, 10-15-05 ......................   $ 1,661  $ 1,719,135

Amusement and Recreation Services - 4.66%
 Hollywood Park, Inc.,
   9.25%, 2-15-07 ........................       500      495,000
 MGM Grand, Inc.,
   6.875%, 2-6-08 ........................     1,000      885,190
 Premier Parks Inc.:
   9.75%, 6-15-07 ........................     1,000    1,005,000
   0.0%, 4-1-08 (C) ......................     2,500    1,712,500
 Station Casinos, Inc.:
   10.125%, 3-15-06 ......................       500      510,000
   8.875%, 12-1-08 .......................       850      811,750
 Trump Hotels & Casino Resorts
   Holdings, L.P.,
   15.5%, 6-15-05 ........................       250      206,875
   Total .................................              5,626,315

Apparel and Accessory Stores - 0.41%
 Wilsons The Leather Experts Inc.,
   11.25%, 8-15-04 .......................       500      500,000

Business Services - 5.22%
 Adams Outdoor Advertising Limited Partnership,
   10.75%, 3-15-06 .......................     2,030    2,123,887
 Coinmach Corporation,
   11.75%, 11-15-05 ......................     1,000    1,032,500
 Cybernet Internet Services
   International, Inc.,
   14.0%, 7-1-09 (B) .....................     1,000      870,000
 Lamar Advertising Company,
   9.625%, 12-1-06 .......................     1,000    1,032,500
 National Equipment Services, Inc.,
   10.0%, 11-30-04 .......................     1,250    1,235,250
   Total .................................              6,294,137

Cable and Other Pay Television Services - 8.32%
 Adelphia Communications Corporation:
   10.25%, 7-15-00 .......................       500      502,500
   10.5%, 7-15-04 ........................       500      521,250
   9.875%, 3-1-07 ........................       500      507,500
 Bresnan Communications Group LLC and Bresnan
   Capital Corporation:
   0.0%, 2-1-09  (C) .....................       250      172,500
   8.0%, 2-1-09  .........................       250      249,688
 CSC Holdings, Inc.,
   9.875%, 2-15-13 .......................     1,450    1,529,750
               See Notes to Schedules of Investments on page 89.

THE INVESTMENTS OF THE HIGH INCOME PORTFOLIODECEMBER 31, 1999

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES (Continued)
Cable and Other Pay Television Services (Continued)
 Charter Communications Holdings, LLC and
   Charter Communications Holdings Capital
   Corporation:
   8.625%, 4-1-09  .......................    $1,500   $1,396,875
   0.0%, 4-1-11  (C) .....................     1,500      918,750
 Classic Cable, Inc.,
   9.375%, 8-1-09 ........................       500      491,250
 Comcast Corporation,
   9.5%, 1-15-08 .........................       350      361,056
 Concentric Network Corporation,
   12.75%, 12-15-07 ......................       750      795,000
 Diamond Cable Communications Plc,
   0.0%, 12-15-05  (C) ...................       500      472,500
 FrontierVision Holdings, L.P.,
   11.0%, 10-15-06 .......................       500      531,250
 Telewest Communications plc,
   0.0%, 4-15-09 (B) (C)..................       500      322,500
 United International Holdings, Inc.,
   0.0%, 2-15-08 (C) .....................     2,000    1,265,000
   Total .................................             10,037,369

Chemicals and Allied Products - 0.18%
 Outsourcing Services Group, Inc.,
   10.875%, 3-1-06 .......................       250      220,000

Communication - 22.96%
 AirGate PCS, Inc.,
   13.5%, 10-1-09, Units (D) .............     2,000    1,300,000
 Alestra, S.A. de C.V.,
   12.625%, 5-15-09 (B) ..................     1,000    1,007,500
 Allegiance Telecom, Inc.,
   0.0%, 2-15-08 (C) .....................     1,250      892,187
 GST Telecommunications,
   0.0%, 11-15-07 (C) ....................     1,000      940,000
 Hyperion Telecommunications, Inc.:
   0.0%, 4-15-03 (C) .....................     2,000    1,780,000
   12.0%, 11-1-07 ........................       500      527,500
 ITC /\ DeltaCom, Inc.:
   8.875%, 3-1-08 ........................       250      240,000
   9.75%, 11-15-08 .......................       750      757,500
 Intercel, Inc.,
   0.0%, 2-1-06 (C) ......................       750      668,438
 Intermedia Communications Inc.,
   8.5%, 1-15-08 .........................       750      682,500
 Intermedia Communications of Florida, Inc.,
   0.0%, 5-15-06 (C) .....................       750      656,250
 Metromedia Fiber Network, Inc.,
   10.0%, 12-15-09 .......................       250      255,625
               See Notes to Schedules of Investments on page 89.

THE INVESTMENTS OF THE HIGH INCOME PORTFOLIODECEMBER 31, 1999

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES (Continued)
Communication (Continued)
 Microcell Telecommunications Inc.,
   0.0%, 6-1-06  (C) .....................    $  750  $   660,000
 Nextel Communications, Inc.:
   0.0%, 2-15-08  (C) ....................     1,000      702,500
   9.375%, 11-15-09 (B) ..................     1,000      982,500
 Nextel Partners, Inc.,
   0.0%, 2-1-09  (C) .....................     2,000    1,310,000
 NEXTLINK Communications, Inc.,
   10.75%, 6-1-09 ........................       500      515,000
 Nuevo Grupo Iusacell, S.A. de C.V.,
   14.25%, 12-1-06 (B) ...................       850      881,875
 OnePoint Communications Corp.,
   14.5%, 6-1-08  ........................       900      578,250
 Primus Telecommunications Group, Incorporated:
   11.75%, 8-1-04 ........................       500      495,000
   12.75%, 10-15-09 ......................       750      778,125
 RSL Communications, Ltd.,
   10.5%, 11-15-08 .......................     1,750    1,662,500
 Rhythms NetConnections Inc.,
   0.0%, 5-15-08 (C) .....................     2,000    1,080,000
 Time Warner Telecom LLC and
   Time Warner Telecom Inc.,
   9.75%, 7-15-08 ........................       500      512,500
 Tritel PCS, Inc.,
   0.0%, 5-15-09 (B) (C) .................     2,000    1,260,000
 Triton PCS, Inc.,
   0.0%, 5-1-08  (C) .....................     2,000    1,415,000
 VersaTel Telecom B.V.,
   11.875%, 7-15-09 ......................       250      255,625
 VersaTel Telecom International N.V.,
   13.25%, 5-15-08 .......................       500      535,000
 Viatel Inc.,
   11.5%, 3-15-09 ........................       500      500,000
 VoiceStream Wireless Corporation:
   0.0%, 11-15-09 (B) (C) ................     1,500      907,500
   10.375%, 11-15-09 (B) .................       500      515,000
 WinStar Communications, Inc.:
   0.0%, 10-15-05 (C) ....................     1,000      970,000
   0.0%, 3-15-08  (C) ....................     1,000    1,020,000
   10.0%, 3-15-08 ........................       500      472,500
   Total .................................             27,716,375


               See Notes to Schedules of Investments on page 89.

THE INVESTMENTS OF THE HIGH INCOME PORTFOLIODECEMBER 31, 1999

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES (Continued)
Communication Services - 2.45%
 EchoStar DBS Corporation,
   9.375%, 2-1-09 ........................    $2,500   $2,506,250
 ICG Services, Inc.,
   0.0%, 5-1-08 (C) ......................       900      454,500
   Total .................................              2,960,750

Depository Institutions - 2.54%
 Sovereign Bancorp, Inc.,
   10.5%, 11-15-06 .......................     3,000    3,060,000

Eating and Drinking Places - 2.27%
 Avado Brands, Inc.,
   11.75%, 6-15-09 .......................     1,000      755,000
 Domino's, Inc.,
   10.375%, 1-15-09 ......................       400      384,000
 Foodmaker, Inc.,
   8.375%, 4-15-08 .......................     1,000      935,000
 NE Restaurant Company, Inc.,
   10.75%, 7-15-08 .......................       750      668,438
   Total .................................              2,742,438

Electronic and Other Electric Equipment - 1.92%
 ASAT (Finance) LLC,
   12.5%, 11-1-06 (B) ....................     1,000    1,080,000
 Elgar Holdings, Inc.,
   9.875%, 2-1-08 ........................       500      327,500
 Level 3 Communications, Inc.,
   0.0%, 12-1-08 (C) .....................     1,500      907,500
   Total .................................              2,315,000

Fabricated Metal Products - 1.34%
 AXIA Incorporated,
   10.75%, 7-15-08 .......................       500      457,500
 Neenah Corporation,
   11.125%, 5-1-07 .......................     1,250    1,162,500
   Total .................................              1,620,000

Food and Kindred Products - 0.67%
 Pilgrim's Pride Corporation,
   10.875%, 8-1-03 .......................       300      302,250
 Southern Foods Group, L.P. and
   SFG Capital Corporation,
   9.875%, 9-1-07 ........................       500      505,000
   Total .................................                807,250


               See Notes to Schedules of Investments on page 89.

THE INVESTMENTS OF THE HIGH INCOME PORTFOLIODECEMBER 31, 1999

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES (Continued)
Food Stores - 0.66%
 Big V Supermarkets, Inc.,
   11.0%, 2-15-04 ........................    $  500   $  485,000
 Pueblo Xtra International, Inc.,
   9.5%, 8-1-03 ..........................       500      310,000
   Total .................................                795,000

Health Services - 2.27%
 Abbey Healthcare Group Incorporated,
   9.5%, 11-1-02 .........................     1,745    1,710,100
 IASIS Healthcare Corporation,
   13.0%, 10-15-09 (B) ...................     1,000    1,025,000
   Total .................................              2,735,100

Hotels and Other Lodging Places - 3.04%
 CapStar Hotel Company,
   8.75%, 8-15-07 ........................       500      462,500
 Coast Hotels and Casinos, Inc.,
   9.5%, 4-1-09 ..........................       500      480,000
 Lodgian Financing Corp.,
   12.25%, 7-15-09 .......................       750      744,375
 Prime Hospitality Corp.:
   9.25%, 1-15-06 ........................     1,500    1,500,000
   9.75%, 4-1-07 .........................       500      483,750
   Total .................................              3,670,625

Industrial Machinery and Equipment - 1.54%
 Terex Corporation,
   8.875%, 4-1-08 ........................     1,000      940,000
 WEC Company,
   12.0%, 7-15-09 ........................     1,000      920,000
   Total .................................              1,860,000

Miscellaneous Retail - 3.09%
 Amazon.com, Inc.,
   0.0%, 5-1-08 (C) ......................     1,000      630,000
 Frank's Nursery & Crafts, Inc.,
   10.25%, 3-1-08 ........................       750      510,000
 Michaels Stores, Inc.:
   6.75%, 1-15-03 (Convertible) ..........       500      470,000
   10.875%, 6-15-06 ......................     2,000    2,115,000
   Total .................................              3,725,000

Motion Pictures - 1.94%
 AMC Entertainment Inc.,
   9.5%, 3-15-09 .........................       500      441,250
 Regal Cinemas, Inc.,
   9.5%, 6-1-08 ..........................     2,500    1,900,000
   Total .................................              2,341,250
               See Notes to Schedules of Investments on page 89.

THE INVESTMENTS OF THE HIGH INCOME PORTFOLIODECEMBER 31, 1999

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES (Continued)
Nondepository Institutions - 0.21%
 ONO Finance plc,
   13.0%, 5-1-09 .........................    $  250 $    257,500

Paper and Allied Products - 5.60%
 Container Corporation of America,
   11.25%, 5-1-04 ........................     1,500    1,552,500
 Mail-Well I Corporation,
   8.75%, 12-15-08 .......................     1,000      950,000
 SF Holdings Group, Inc.,
   0.0%, 3-15-08  (C) ....................     7,500    4,256,250
   Total .................................              6,758,750

Petroleum and Coal Products - 0.46%
 Building Materials Corporation of America,
   8.0%, 12-1-08 .........................       600      549,000

Primary Metal Industries - 1.33%
 ISG Resources, Inc.,
   10.0%, 4-15-08 ........................     1,000      850,000
 SIMCALA, Inc.,
   9.625%, 4-15-06 .......................       500      290,000
 Wheeling-Pittsburgh Corporation,
   9.25%, 11-15-07 .......................       500      470,000
   Total .................................              1,610,000

Printing and Publishing - 1.95%
 K-III Communications Corporation,
   8.5%, 2-1-06 ..........................       500      490,000
 Perry-Judd's Incorporated,
   10.625%, 12-15-07 .....................     1,000      880,000
 World Color Press, Inc.,
   8.375%, 11-15-08 ......................     1,000      983,750
   Total .................................              2,353,750

Radio and Television Broadcasting Stations - 2.78%
 Chancellor Media Corporation of Los Angeles,
   8.0%, 11-1-08 .........................       750      750,000
 LIN Holdings Corp.,
   0.0%, 3-1-08 (C)  .....................       750      502,500
 Salem Communications Corporation,
   9.5%, 10-1-07 .........................       500      500,000
 Spanish Broadcasting System, Inc.,
   9.625%, 11-1-09 .......................     1,000    1,007,500
 Susquehanna Media Co.,
   8.5%, 5-15-09  ........................       610      594,750
   Total .................................              3,354,750

               See Notes to Schedules of Investments on page 89.

THE INVESTMENTS OF THE HIGH INCOME PORTFOLIO
DECEMBER 31, 1999                          Principal
                                           Amount in
CORPORATE DEBT SECURITIES (Continued)      Thousands        Value
Rubber and Miscellaneous Plastics Products - 2.87%
 Globe Manufacturing Corp.,
   10.0%, 8-1-08 .........................    $1,000  $   480,000
 Graham Packaging Holdings Company,
   0.0%, 1-15-09  (C) ....................     2,750    1,870,000
 Home Products International, Inc.,
   9.625%, 5-15-08 .......................       750      684,375
 LDM Technologies, Inc.,
   10.75%, 1-15-07 .......................       500      425,000
   Total .................................              3,459,375

Textile Mill Products - 1.55%
 Anvil Knitwear, Inc.,
   10.875%, 3-15-07 ......................     1,000      825,000
 Consoltex Group Inc.,
   11.0%, 10-1-03 ........................     1,000      995,000
 Glenoit Corporation,
   11.0%, 4-15-07 ........................       200       52,000
   Total .................................              1,872,000

Transportation by Air - 1.22%
 Atlas Air, Inc.,
   9.375%, 11-15-06 ......................     1,500    1,470,000

Transportation Equipment - 0.39%
 Delco Remy International, Inc.,
   8.625%, 12-15-07 ......................       500      472,500

Wholesale Trade -- Durable Goods - 1.19%
 AAi.Fostergrant, Inc.,
   10.75%, 7-15-06 .......................       500      165,000
 Federal Data Corporation,
   10.125%, 8-1-05 .......................       500      360,000
 Heafner (J. H.) Company, Inc. (The),
   10.0%, 5-15-08 ........................     1,000      915,000
   Total .................................              1,440,000

Wholesale Trade -- Nondurable Goods - 0.35%
 Amscan Holdings, Inc.,
   9.875%, 12-15-07 ......................       500      422,500

TOTAL CORPORATE DEBT SECURITIES - 86.80%             $104,765,869
 (Cost: $108,469,826)

TOTAL SHORT-TERM SECURITIES - 2.11%                  $  2,552,000
 (Cost $2,552,000)

TOTAL INVESTMENT SECURITIES - 98.52%                 $118,910,437
 (Cost: $119,672,460)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 1.48%       1,788,486

NET ASSETS - 100.00%                                 $120,698,923
               See Notes to Schedules of Investments on page 89.

INCOME PORTFOLIOMANAGER'S LETTER
DECEMBER 31, 1999
---------------------------------------------------------------------------


Dear Policyholder:

This report relates to the operation of the Income Portfolio for the fiscal year ended December 31, 1999. The following discussion, graphs and tables provide you with information regarding the Portfolio's performance during that period.

The stock market was dominated by the technology sector in 1999. Wireless telecommunications, Internet infrastructure, and Internet service-related companies enjoyed an extraordinary period of market strength. Interest rates rose throughout the year. The long-term U.S. Treasury bond began 1999 by yielding 5.12% and ended the year at 6.48%, a level not seen in over two years. This rise in interest rates created a very difficult environment for financial stocks, building-related issues, and utilities. The focus of strength in the stock market remained very narrow, with a few large technology stocks providing about three-quarters of the gain in the S&P 500 Index. Valuations reached record levels among the leading stocks. A large majority of stocks, however, did not participate in the rapid rise in prices that occurred at the end of 1999. In fact, the median S&P stock declined. The U.S. economy was strong in 1999. Consumer confidence indicators were near record highs. Inflation remained moderate, despite a large increase in petroleum prices.

The Portfolio's performance was materially affected by our holdings in bonds and our underweightings in the technology area. The Portfolio held a position in bonds for much of 1999 for two reasons: 1) to provide enhanced dividend yield; and 2) as a defensive investment in response to what we viewed as a growing risk from high stock valuations. The Portfolio eliminated virtually all its bond holdings in November of 1999. The rising trend in interest rates and the growing likelihood that rates would continue to rise well into 2000 caused us to take this action. We have maintained meaningful positions in technology stocks, but the Portfolio is consciously underweighted in the most extremely valued ones. We have maintained large holdings in chemicals, energy, drugs, and financial services. These areas did not perform well in 1999, but represent reasonable value and possess, in most cases, very strong earnings growth prospects in 2000.

The strategies and techniques we applied resulted in the Portfolio's performance remaining below that of the S&P 500 Index as charted on the following page.
That index reflects the performance of securities that generally represent the stock market. The Portfolio's performance shortfall relative to the S&P 500 Index can be primarily attributed to the position in bonds. From January until November, the Portfolio maintained a bond position of roughly 15%. While this position did serve to enhance the dividend yield of the Portfolio, the total return was negatively affected by the decline in bond prices in the period.

We expect 2000 to be a very volatile year in the stock market. While inflation in the U.S. remains quite tame, the current high level of business activity and the very low level of unemployment raise concerns about limits to growth and Federal Reserve policy. The rapidly expanding trade deficit also represents a potential problem for the U.S. dollar. A strengthening global economy could diminish this country's attraction as a "safe haven," further reducing demand for our currency. We think pharmaceuticals and other large U.S. multinational companies provide good defensive investments in the event the dollar comes under pressure. The rapid advances in wireless telecommunications, the Internet, and electronic commerce will continue to generate change at every level. The future is heavy with both opportunity and risk. We think the outlook in many sectors (pharmaceuticals, biotechnology, data storage, wireless telecommunications, and consumer electronics) remains especially compelling. We expect to maintain a widely diversified portfolio that will also emphasize basic industries, energy, and financial services -- all areas which should benefit from continued global economic expansion. We intend to continue reducing positions or avoiding sectors and individual stocks that represent extremes in valuation relative to their underlying fundamental business prospects.

Thank you very much for your continued support and confidence.

Respectfully,

James D. Wineland
Manager, Income Portfolio

               Comparison of Change in Value of $10,000 Investment in
                         Target/United Income Portfolio
                             and The S&P 500 Index

                                     TARGET\UNITED            S&P
                                            INCOME            500
                                         PORTFOLIO          INDEX
                                        ----------          -----
     07/16/91  Purchase                    $10,000        $  ----
     07/31/91                               10,054         10,000
     12/31/91                               10,767         10,910
     12/31/92                               12,251         11,742
     12/31/93                               14,371         12,924
     12/31/94                               14,207         13,095
     12/31/95                               18,692         18,016
     12/31/96                               22,383         22,153
     12/31/97                               28,238         29,528
     12/31/98                               34,206         38,002
     12/31/99                               38,491         46,008

----- Target/United Income Portfolio* -- $38,491
+++++ S&P 500 Index** -- $46,008

 *The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.
**Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the S&P 500 Index (including income) are not available, investment in the index was effected as of July 31, 1991.

                Average Annual Total Return+
                ----------------------------
Year Ended
  12/31/99                  12.52%
5 Years Ended
  12/31/99                  22.06%
8+ Years Ended
  12/31/99++                17.26%

 +Performance data quoted represents past performance. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
++7-16-91 (the initial offering date) through 12-31-99.

  Past performance is not predictive of future performance. Indexes are unmanaged. Performance data quoted does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the Target/United Funds, Inc.

THE INVESTMENTS OF THE INCOME PORTFOLIODECEMBER 31, 1999

                                              Shares        Value

COMMON STOCKS
Amusement and Recreation Services - 1.52%
 Walt Disney Company (The)  ..............   489,700   $ 14,323,725

Building Materials and Garden Supplies - 0.72%
 Home Depot, Inc. (The)  .................    99,300      6,808,256

Business Services - 2.38%
 America Online, Inc.*  ..................   109,200      8,237,775
 Clear Channel Communications, Inc.*  ....   158,700     14,163,975
   Total .................................               22,401,750

Cable and Other Pay Television Services - 1.83%
 Cox Communications, Inc., Class A*  .....   333,200     17,159,800

Chemicals and Allied Products - 16.19%
 Air Products and Chemicals, Inc.  .......   227,700      7,642,181
 American Home Products Corporation  .....   216,800      8,550,050
 Biogen, Inc.*  ..........................    59,600      5,034,338
 Bristol-Myers Squibb Company  ...........    56,100      3,600,919
 Dow Chemical Company (The)  .............    75,200     10,048,600
 du Pont (E.I.) de Nemours and Company  ..   274,300     18,069,512
 Forest Laboratories, Inc.*  .............    76,900      4,724,544
 Johnson & Johnson  ......................    99,100      9,228,688
 Lilly (Eli) and Company  ................   166,700     11,085,550
 Merck & Co., Inc.  ......................   205,500     13,781,344
 Monsanto Company  .......................   323,700     11,531,812
 Pfizer Inc.  ............................   194,100      6,296,119
 Pharmacia & Upjohn, Inc.  ...............   102,100      4,594,500
 Procter & Gamble Company (The)  .........    56,500      6,190,281
 Schering-Plough Corporation  ............   193,500      8,163,281
 Warner-Lambert Company  .................   289,100     23,688,131
   Total .................................              152,229,850

Communication - 6.44%
 MCI WORLDCOM, Inc.*  ....................   172,650      9,155,845
 Nippon Telegraph and
   Telephone Corporation (A) .............       450      7,710,761
 SBC Communications Inc.  ................   156,000      7,605,000
 Telefonaktiebolaget LM Ericsson, ADR,
   Class B ...............................   361,400     23,728,169
 Vodafone Airtouch Public Limited
   Company, ADR ..........................   249,700     12,360,150
   Total .................................               60,559,925

Communication Services - 0.75%
 General Motors Corporation, Class H*  ...    73,900      7,094,400


               See Notes to Schedules of Investments on page 89.

THE INVESTMENTS OF THE INCOME PORTFOLIODECEMBER 31, 1999

                                              Shares        Value

COMMON STOCKS (Continued)
Depository Institutions - 3.17%
 Bank of America Corporation  ............   155,800   $  7,819,212
 Chase Manhattan Corporation (The)  ......   116,500      9,050,594
 Citigroup Inc.  .........................   232,650     12,926,616
   Total .................................               29,796,422

Electric, Gas and Sanitary Services - 0.75%
 Duke Energy Corp.  ......................   141,500      7,092,688

Electronic and Other Electric Equipment - 7.83%
 Analog Devices, Inc.*  ..................   160,100     14,889,300
 General Electric Company  ...............   184,000     28,474,000
 Intel Corporation  ......................   311,200     25,605,925
 Rambus Inc.*  ...........................    68,700      4,630,809
   Total .................................               73,600,034

Fabricated Metal Products - 0.76%
 Gillette Company (The)  .................   174,222      7,175,769

Food and Kindred Products - 0.52%
 PepsiCo, Inc.  ..........................   140,000      4,935,000

Food Stores - 1.41%
 Kroger Co. (The)*  ......................   704,800     13,303,100

Furniture and Home Furnishings Stores - 1.54%
 Circuit City Stores, Inc. -
   Circuit City Group ....................   321,200     14,474,075

General Merchandise Stores - 2.42%
 Dayton Hudson Corporation  ..............   106,400      7,813,750
 Wal-Mart Stores, Inc.  ..................   216,300     14,951,737
   Total .................................               22,765,487

Holding and Other Investment Offices - 2.11%
 ABB Ltd. [Switzerland] (A)*  ............   162,100     19,816,066

Industrial Machinery and Equipment - 7.86%
 Baker Hughes Incorporated  ..............   205,600      4,330,450
 Cisco Systems, Inc.*  ...................   181,500     19,437,516
 Deere & Company  ........................   116,800      5,066,200
 Dell Computer Corporation*  .............   215,400     10,978,669
 EMC Corporation*  .......................   150,000     16,387,500
 International Business Machines
   Corporation ...........................   133,200     14,385,600
 Sun Microsystems, Inc.*  ................    43,200      3,343,950
   Total .................................               73,929,885


               See Notes to Schedules of Investments on page 89.

THE INVESTMENTS OF THE INCOME PORTFOLIODECEMBER 31, 1999

                                              Shares        Value

COMMON STOCKS (Continued)
Instruments and Related Products - 2.67%
 Guidant Corporation*  ...................   266,400   $ 12,520,800
 Medtronic, Inc.  ........................   215,800      7,863,212
 Raytheon Company, Class A  ..............   190,353      4,723,134
   Total .................................               25,107,146

Insurance Carriers - 3.12%
 American International Group, Inc.   ....   127,225     13,756,203
 Aon Corporation  ........................   119,300      4,772,000
 Chubb Corporation (The)  ................   192,600     10,845,788
   Total .................................               29,373,991

Motion Pictures - 1.46%
 Time Warner Incorporated  ...............   190,000     13,763,125

Nondepository Institutions - 3.90%
 Associates First Capital Corporation,
   Class A ...............................   367,220     10,075,599
 Fannie Mae  .............................   252,700     15,777,956
 Freddie Mac  ............................   230,300     10,838,494
   Total .................................               36,692,049

Oil and Gas Extraction - 4.04%
 Anadarko Petroleum Corporation  .........   147,800      5,043,675
 Burlington Resources Incorporated  ......   412,100     13,625,056
 Schlumberger Limited  ...................   251,400     14,141,250
 Transocean Sedco Forex Inc.  ............    48,671      1,639,606
 USX Corporation - Marathon Group  .......   142,100      3,508,094
   Total .................................               37,957,681

Petroleum and Coal Products - 3.01%
 Chevron Corporation  ....................    44,000      3,811,500
 Exxon Mobil Corporation  ................   178,229     14,358,574
 Royal Dutch Petroleum Company  ..........   167,700     10,135,369
   Total .................................               28,305,443

Prepackaged Software - 4.08%
 Microsoft Corporation*  .................   226,300     26,413,453
 Oracle Corporation*  ....................   106,500     11,931,328
   Total .................................               38,344,781

Primary Metal Industries - 0.79%
 Alcoa Incorporated  .....................    89,200      7,403,600

Security and Commodity Brokers - 0.43%
 Charles Schwab Corporation (The)  .......   104,200      3,998,675

Transportation By Air - 0.63%
 AMR Corporation*  .......................    88,800      5,949,600


               See Notes to Schedules of Investments on page 89.

THE INVESTMENTS OF THE INCOME PORTFOLIODECEMBER 31, 1999

                                              Shares        Value

COMMON STOCKS (Continued)
Transportation Equipment - 3.42%
 Boeing Company (The)  ...................    94,500   $  3,927,656
 DaimlerChrysler AG  .....................    69,894      5,469,205
 Ford Motor Company  .....................   329,600     17,613,000
 Lockheed Martin Corporation  ............   236,500      5,173,437
   Total .................................               32,183,298

Trucking and Warehousing - 0.25%
 United Parcel Service, Inc.  ............    33,800      2,332,200

Wholesale Trade -- Nondurable Goods - 3.34%
 Cardinal Health, Inc.  ..................   271,800     13,012,425
 Enron Corp.  ............................   119,700      5,311,688
 Safeway Inc.*  ..........................   367,000     13,051,437
   Total .................................               31,375,550

TOTAL COMMON STOCKS - 89.34%                           $840,253,371
(Cost: $557,569,368)

PREFERRED STOCK - 0.39%
Cable and Other Pay Television Services
 Cox Communications, Inc., 7.0% (Convertible) 53,500   $  3,638,000
 (Cost: $2,675,000)

                                           Principal
                                           Amount in
                                           Thousands
SHORT-TERM SECURITIES
Commercial Paper
 Auto Repair, Services and Parking - 1.06%
 PHH Corp.,
   6.75%, 1-11-00 ........................   $10,000      9,981,250

 Depository Institutions - 1.63%
 Dresdner U.S. Finance Inc.,
   6.23%, 1-10-00 ........................     5,000      4,992,213
 UBS Finance (DE) Inc.:
   5.0%, 1-4-00 ..........................     2,860      2,858,808
   4.4%, 1-5-00 ..........................     7,500      7,496,333
   Total .................................               15,347,354

 Electric, Gas and Sanitary Services - 2.76%
 Detriot Edison Co.,
   6.75%, 1-13-00 ........................    16,000     15,964,000
 PS Colorado Credit Corp.,
   6.3%, 1-20-00 .........................    10,000      9,966,750
   Total .................................               25,930,750

 Fabricated Metal Products - 0.09%
 Danaher Corporation,
   6.49%, Master Note ....................       827        827,000
               See Notes to Schedules of Investments on page 89.

THE INVESTMENTS OF THE INCOME PORTFOLIODECEMBER 31, 1999

                                           Principal
                                           Amount in
                                           Thousands        Value

SHORT-TERM SECURITIES (Continued)
Commercial Paper (Continued)
 Food and Kindred Products - 0.11%
 General Mills, Inc.,
   6.345%, Master Note ...................   $ 1,063   $  1,063,000

 Instruments and Related Products - 1.06%
 Snap-On Inc.,
   6.375%, 1-14-00 .......................    10,000      9,976,979

 Insurance Carriers - 0.53%
 SAFECO Credit Co. Inc.,
   6.53%, 1-13-00 ........................     5,000      4,989,117

 Nondepository Institutions - 0.58%
 Associates First Capital B.V.
   (Associates First Capital
   Corporation):
   5.95%, 1-10-00 ........................     2,000      1,997,025
   6.0%, 1-10-00 .........................     1,315      1,313,028
 PACCAR Financial Corp.,
   5.2757%, Master Note ..................     2,106      2,106,000
   Total .................................                5,416,053

 Petroleum and Coal Products - 1.69%
 Kerr-McGee Credit LLC,
   6.85%, 1-27-00 ........................    16,000     15,920,844

Total Commercial Paper - 9.51%                           89,452,347

Municipal Obligation - 0.53%
 California
 California Pollution Control Financing
   Authority, Environmental Improvement
   Revenue Bonds (Shell Martinez Refining
   Company Project), Series 1996 (Taxable),
   6.55%, 1-20-00 ........................     5,000      5,000,000

TOTAL SHORT-TERM SECURITIES - 10.04%                   $ 94,452,347
 (Cost: $94,452,347)

TOTAL INVESTMENT SECURITIES - 99.77%                   $938,343,718
 (Cost: $654,696,715)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.23%         2,191,204

NET ASSETS - 100.00%                                   $940,534,922


               See Notes to Schedules of Investments on page 89.

INTERNATIONAL PORTFOLIOMANAGER'S LETTER
DECEMBER 31, 1999
---------------------------------------------------------------------------


Dear Policyholder:

This report relates to the operation of the International Portfolio during the fiscal year ended December 31, 1999. The following discussion, graphs and tables provide you with information regarding the Portfolio's performance during that period.

Global economic growth continued to surprise positively. Most developing economies have recovered to pre-crisis levels. European recoveries have broadened. Japan's progress remains very slow, but corporate reform has begun. Y2K concerns continued to diminish as the year-end approached. Actual economic distortions due to Y2K appeared to be much lower than economists had earlier feared. Global financial markets soon refocused on the dynamic technology sector and the tremendous demand being created for the new and innovative products being developed by that sector. The technology sector was responsible for much of the substantial stock market gain seen late in the year.

The Portfolio remains concentrated in high quality European growth stocks we believe are best positioned for Europe's new single market. We have also invested in carefully selected Japanese companies where corporate reform is evident. Much of this focus has been in high tech consumer and business services, which produced outstanding returns for the year. In managing the Portfolio, we continue to focus on the broad secular themes that have been so apparent and profitable over the last few years. The combination of a broad single European market and the rapidly changing global technology scene continues to provide enormous opportunities for investment. In addition, this activity should continue to trigger mergers and acquisitions for many industries. These broad changes can continue to flourish in our global environment of low inflation and moderate interest rates.

The strategies and techniques we applied resulted in the Portfolio significantly outperforming the Morgan Stanley E.A.FE. Index (Europe, Australia, Far East Index) charted on the following page. That index reflects the performance of securities that generally represent the international stock market. The Portfolio benefited from significant exposure to high tech consumer and business services companies, most notably in Continental Europe and Sweden.

Although inflation concerns remain minimal, major central banks will likely raise interest rates in the early months of 2000 to keep inflationary expectations well-managed. As a result, financial markets could react with temporary periods of high volatility before returning to a more stable profile. Longer-term, healthy global economic growth and moderate inflation should continue to provide a positive atmosphere for global investing. We believe the Portfolio is well structured for anticipated conditions. However, we will continue to closely monitor changing global developments to respond quickly to changes in investment opportunities.

Thank you very much for your continued support and confidence.

Respectfully,

Thomas A. Mengel
Manager, International Portfolio

            Comparison of Change in Value of $10,000 Investment in
                     Target/United International Portfolio
                      and The Morgan Stanley E.A.FE. Index

                                            MORGAN
                      TARGET/UNITED        STANLEY
                      INTERNATIONAL        E.A.FE.
                          PORTFOLIO          INDEX
                          ---------      ---------
     05/03/94  Purchase     $10,000        $10,000
     12/31/94                10,026          9,990
     12/31/95                10,756         11,110
     12/31/96                12,381         11,782
     12/31/97                14,448         11,991
     12/31/98                19,345         14,389
     12/31/99                32,031         18,269

----- Target/United International Portfolio* -- $32,031
+++++ Morgan Stanley E.A.FE. Index** -- $18,269

 *The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.
**Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the Morgan Stanley E.A.FE. Index (including income) are not available, investment in the index was effected as of April 30, 1994.

                Average Annual Total Return+
                ----------------------------
Year Ended
  12/31/99                  65.58%
5 Years Ended
  12/31/99                  26.15%
5+ Years Ended
  12/31/99++                22.81%

 +Performance data quoted represents past performance. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
++5-3-94 (the initial offering date) through 12-31-99.

  Past performance is not predictive of future performance. Indexes are unmanaged. Performance data quoted does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the Target/United Funds, Inc.

THE INVESTMENTS OF THE INTERNATIONAL PORTFOLIODECEMBER 31, 1999

                                              Shares        Value

COMMON STOCKS
Australia - 0.54%
 Solution 6 Holdings Limited (A)*  .......   148,829 $  1,621,429

Canada - 5.02%
 AT&T Canada Inc., Class B (A)*  .........    80,000    3,213,741
 BCE Inc. (A)  ...........................    38,000    3,451,794
 Nortel Networks Corporation  ............    54,000    5,454,000
 Rogers Communications Inc.,
   Class B (A)* ..........................   120,000    2,933,924
   Total .................................             15,053,459

China - 0.06%
 Jinpan International Limited*  ..........    85,300      191,925

Finland - 5.64%
 Perlos Oy (A) (B)* ......................    61,600    2,171,739
 Sonera Group plc (A) (B)  ...............   178,000   12,201,324
 UPM-Kymmene Corporation (A)  ............    63,300    2,550,484
   Total .................................             16,923,547

France - 9.57%
 AXA-UAP (A)  ............................    26,700    3,722,256
 Alcatel Alsthom CGE, SA, ADR  ...........    90,000    4,050,000
 CANAL+ (A)  .............................    19,500    2,838,320
 Carrefour, S.A. (A)  ....................    11,850    2,185,574
 France Telecom (A)  .....................    20,000    2,645,170
 Havas Advertising (A) ...................     8,350    3,557,834
 Suez Lyonnaise des Eaux (A)  ............    23,000    3,686,013
 Transiciel S.A. (A) (B)  ................    27,500    3,321,320
 Vivendi (A)  ............................    30,000    2,709,133
   Total .................................             28,715,620

Germany - 10.99%
 Bayerische Hypo- und Vereinsbank AG (A)      15,000    1,024,424
 Deutsche Bank AG, Registered Shares (A)      35,000    2,956,174
 Deutsche Prandbrief- und
   Hypothekenbank AG (A) .................    18,725    1,399,538
 Dresdner Bank AG (A)  ...................    15,000      815,913
 ELMOS Semiconductor AG (A) (B)*  ........    50,000    2,064,965
 EM.TV & Merchandising AG (A)  ...........    45,000    2,901,024
 Kamps AG (A)*  ..........................    25,000    1,667,081
 Mannesmann AG, Registered Shares (A)  ...    40,000    9,649,934
 QIAGEN N.V. (A)*  .......................    45,300    3,422,302
 R.T. - SET Real Time Synthesized
   Entertainment Technology Ltd. (A) (B)*     60,000    1,057,665
 Rhoen-Klinikum AG (A)  ..................    49,800    1,830,969
 Siemens AG (A)  .........................    33,000    4,198,326
   Total .................................             32,988,315


               See Notes to Schedules of Investments on page 89.

THE INVESTMENTS OF THE INTERNATIONAL PORTFOLIODECEMBER 31, 1999

                                              Shares        Value

COMMON STOCKS (Continued)
Hong Kong - 1.25%
 China Telecom (Hong Kong) Limited (A)*  .   600,000 $  3,743,487

Ireland - 0.51%
 Bank of Ireland (The) (A)  ..............   191,182    1,521,363

Israel - 0.82%
 Partner Communications, ADR*  ...........    95,000    2,464,062

Japan - 25.14%
 Alpha Systems, Inc. (A)  ................     6,000    1,263,096
 Benesse Corporation (A)  ................    10,000    2,408,695
 FUJITSU LIMITED (A)  ....................   160,000    7,300,499
 Fujitsu Support and Service Inc. (A)  ...     6,000    2,943,308
 Hikari Tsushin, Inc. (A)  ...............     1,800    3,613,042
 Hitachi Software Engineering Co.,
   Ltd. (A) ..............................    20,700    3,019,975
 Keyence Corporation (A)  ................    13,000    5,282,483
 Matsushita Communication Industrial
   Co., Ltd. (A) .........................    25,000    6,609,223
 NTT Mobile Communications Network, Inc. (A)     210    8,080,877
 Nippon Telegraph and
   Telephone Corporation (A) .............       350    5,997,258
 Oracle Corporation Japan (A)  ...........     3,000    1,395,280
 ROHM CO., LTD. (A)  .....................    10,000    4,112,406
 Ryohin Keikaku Co., Ltd. (A)  ...........    11,000    2,209,047
 SECOM Co., Ltd. (A)  ....................    30,000    3,304,612
 SOFTBANK CORP. (A)  .....................     5,000    4,788,015
 Sony Corporation (A)  ...................    14,000    4,153,530
 TransCosmos Inc. (A)  ...................    16,500    7,043,964
 Trend Micro, Incorporated (A)  ..........     7,500    1,894,644
   Total .................................             75,419,954

Netherlands - 6.77%
 EQUANT N.V. (A)*  .......................    37,850    4,296,835
 Fox Kids Europe NV (A) (B)*  ............   100,000    1,279,271
 Getronics N.V. (A)  .....................    50,000    3,988,908
 Koninklijke Philips Electronics N.V.,
   Ordinary Shares (A) ...................    29,200    3,970,777
 Ordina N.V. (A)*  .......................    87,609    2,753,355
 United Pan-Europe Communications
   N.V. (A)* .............................    31,350    4,010,515
   Total .................................             20,299,661


               See Notes to Schedules of Investments on page 89.

THE INVESTMENTS OF THE INTERNATIONAL PORTFOLIODECEMBER 31, 1999

                                              Shares        Value

COMMON STOCKS (Continued)
Portugal - 0.31%
 Banco Portugues do Atlantico, S.A. (A) (B)* 229,500  $   940,884

Spain - 0.35%
 Tele Pizza, S.A. (A)*  ..................   250,000    1,057,665

Sweden - 2.26%
 Entra Data AB (A)  ......................    80,000    2,051,765
 NetCom Systems AB, Class B (A)*  ........    26,000    1,829,176
 Telefonaktiebolaget LM Ericsson,
   Class B (A) ...........................    45,100    2,902,318
   Total .................................              6,783,259

Switzerland - 3.33%
 Clariant Limited, Registered Shares (A)       3,700    1,762,789
 4M Technologies Holding (A)*  ...........     9,300    2,796,246
 Julius Baer Holding AG (A)  .............       400    1,207,708
 PubliGroupe SA (A)  .....................     1,340    1,324,776
 Roche Holdings AG (A)  ..................       245    2,906,597
   Total .................................              9,998,116

United Kingdom - 15.62%
 Allied Zurich p.l.c. (A)  ...............   200,000    2,358,338
 Barclays PLC (A)  .......................    36,000    1,034,503
 British Telecommunications plc (A)  .....   141,757    3,434,701
 COLT Telecom Group plc, ADR*  ...........    65,000   13,260,000
 Energis plc (A)*  .......................    79,250    3,808,373
 Independent Energy Holdings plc, ADS*  ..   225,000    7,446,094
 Invensys plc (A)  .......................   429,500    2,320,665
 Kingfisher plc (A)  .....................   148,475    1,647,644
 Lloyds TSB Group plc (A)  ...............    55,564      691,094
 Misys plc (A)  ..........................   255,896    3,988,816
 Reckitt Benckiser plc (A)  ..............   150,980    1,419,370
 Sema Group plc (A)  .....................   184,500    3,308,054
 Telewest Communications plc (A)*  .......   400,000    2,132,196
   Total .................................             46,849,848

United States - 2.13%
 Global TeleSystems Group, Inc.*  ........   126,500    4,380,062
 Infonet Services Corporation*  ..........    76,200    2,000,250
   Total .................................              6,380,312

TOTAL COMMON STOCKS - 90.31%                         $270,952,906
 (Cost: $148,219,653)


               See Notes to Schedules of Investments on page 89.

THE INVESTMENTS OF THE INTERNATIONAL PORTFOLIODECEMBER 31, 1999

                                              Shares        Value

PREFERRED STOCKS
Brazil - 0.66%
 Petroleo Brasileiro S.A. -
   Petrobras (A) ......................... 7,800,000 $  1,994,441

Germany - 4.08%
 Fresenius Medical Care AG (A)  ..........     5,000      916,643
 MLP AG (A)  .............................    30,000    9,065,700
 SAP AG (A)  .............................     3,750    2,258,870
   Total .................................             12,241,213

Spain - 0.81%
 Telebras S.A., ADR  .....................    18,900    2,428,650

TOTAL PREFERRED STOCKS - 5.55%                       $ 16,664,304
 (Cost: $6,376,345)

TOTAL SHORT-TERM SECURITIES - 4.03%                  $ 12,076,817
 (Cost: $12,076,817)

TOTAL INVESTMENT SECURITIES - 99.89%                 $299,694,027
 (Cost: $166,672,815)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.11%         335,336

NET ASSETS - 100.00%                                 $300,029,363


               See Notes to Schedules of Investments on page 89.

LIMITED-TERM BOND PORTFOLIOMANAGER'S LETTER
DECEMBER 31, 1999
---------------------------------------------------------------------------


Dear Policyholder:

This report relates to the operation of the Limited-Term Bond Portfolio for the fiscal year ended December 31, 1999. The following discussion, graphs and tables provide you with information regarding the Portfolio's performance during that period.

The U.S. economy is showing no signs of a slow down in growth, despite a 3/4 percent increase in short-term rates by the Federal Reserve, and long-term rates close to 3-year highs. Consumer demand has led the expansion and continues to remain strong, as brisk retail sales over the 1999 holidays season attest.
There is also little sign of weaker activity in interest rate sensitive areas such as housing and autos, and private credit growth remains extremely strong. Export growth is also picking up in response to an upturn in foreign economic conditions. Even though interest rates are up, overall financial conditions still appear to be very accommodative, mainly due to a buoyant stock market.
The market continues to provide considerable stimulus to the economy, both directly and indirectly -- directly from the wealth effect of increasing stock prices, and indirectly from the feeling of well being and confidence a bull market imparts. There are still powerful structural forces helping to contain inflation. However, cyclical forces have also been at work in the past year. For example, the recovery in the global economy has ended the slide in traded goods prices. Oil prices have more than doubled from their low point, industrial commodity prices have increased by 10% since May, and Asian export prices are now rising. As a result, U.S. inflation is no longer benefiting from falling import prices.

Our management style attempts to identify value opportunities between sectors of the market. Those sectors include Treasuries, agencies, corporates and mortgage-backed securities. Based on our determination that agencies, corporates and mortgages offered attractive yield spreads over Treasuries, we over-weighted those sectors in the Portfolio. That decision, combined with the short maturity of the Portfolio, helped relative performance for the quarter.

The strategies and techniques we applied resulted in the Portfolio's performance remaining modestly below the Salomon Brothers Treasury/Government-Sponsored/Corporate 1-5 Year Index charted on the following page. That index reflects the performance of securities that generally represent the short-maturity sector of the bond market.

Faced with continued strong growth, tight labor markets, and a cyclical up-tick in inflation, we look for the Federal Reserve to continue to tighten. Although the bond market has already discounted several Fed rate hikes, bond yields could continue to move somewhat higher over the near terms until signs of a slowdown begin to appear. Shorter-term securities would be most vulnerable to Fed rate hikes, so we will be cautious going forward on duration and yield curve decisions. We will look to take advantage of still attractive opportunities in the corporate area.

Thank you very much for your continued support and confidence.

Respectfully,

W. Patrick Sterner
Manager, Limited-Term Bond Portfolio

            Comparison of Change in Value of $10,000 Investment in
               Target/United Limited-Term Bond Portfolio and The
   Salomon Brothers Treasury/Government Sponsored/Corporate 1 - 5 Year Index

                                           Salomon
                                          Brothers
                                         Treasury/
                      Target/United     Government
                       Limited-Term     Sponsored/
                               Bond      Corporate
                          Portfolio 1-5 Year Index
                          ---------    -----------
     05/03/94  Purchase     $10,000        $10,000
     12/31/94                10,026         10,105
     12/31/95                11,458         11,404
     12/31/96                11,892         11,938
     12/31/97                12,707         12,791
     12/31/98                13,554         13,769
     12/31/99                13,790         14,065

+++++ Target/United Limited-Term Bond Portfolio* -- $13,790
 ..... Salomon Brothers Treasury/Government Sponsored/Corporate 1 - 5 Year
Index** -- $14,065

 *The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.
**Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the Salomon Brothers Treasury/Government Sponsored/Corporate 1 - 5 Year Index are not available, investment in the index was effected as of April 30, 1994.

                Average Annual Total Return+
                ----------------------------
Year Ended
  12/31/99                   1.74%
5 Years Ended
  12/31/99                   6.58%
5+ Years Ended
  12/31/99++                 5.84%

 +Performance data quoted represents past performance. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
++5-3-94 (the initial offering date) through 12-31-99.

  Past performance is not predictive of future performance. Indexes are unmanaged. Performance data quoted does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the Target/United Funds, Inc.

THE INVESTMENTS OF THE LIMITED-TERM BOND PORTFOLIODECEMBER 31, 1999

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES
Auto Repair, Services and Parking - 2.50%
 Hertz Corporation (The),
   7.375%, 6-15-01 .......................      $150   $  150,873

Chemicals and Allied Products - 3.30%
 American Home Products Corporation,
   7.7%, 2-15-00 .........................       100      100,192
 Praxair, Inc.,
   6.7%, 4-15-01 .........................       100       99,189
   Total .................................                199,381

Communication - 1.70%
 GTE Corporation,
   9.375%, 12-1-00 .......................       100      102,407

Depository Institutions - 10.69%
 BankAmerica Corporation,
   9.7%, 8-1-00 ..........................       100      101,749
 Mercantile Bancorporation Inc.,
   7.625%, 10-15-02 ......................       217      219,335
 Society National Bank,
   6.75%, 6-15-03 ........................       200      195,690
 Wells Fargo & Company,
   8.375%, 5-15-02 .......................       125      128,587
   Total .................................                645,361

Electric, Gas and Sanitary Services - 5.96%
 NorAm Energy Corp.,
   6.375%, 11-1-03 .......................       150      144,384
 UtiliCorp United,
   6.875%, 10-1-04 .......................       100       96,354
 Western Resources, Inc.,
   7.25%, 8-15-02 ........................       120      118,892
   Total .................................                359,630

Food and Kindred Products - 3.30%
 Grand Metropolitan Investment Corp.,
   7.125%, 9-15-04 .......................       200      199,558

General Merchandise Stores - 2.31%
 Penney (J.C.) Company, Inc.,
   7.6%, 4-1-07 ..........................       150      139,431

Industrial Machinery and Equipment - 1.64%
 Black & Decker Corp.,
   7.5%, 4-1-03 ..........................       100       98,945


               See Notes to Schedules of Investments on page 89.

THE INVESTMENTS OF THE LIMITED-TERM BOND PORTFOLIODECEMBER 31, 1999

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES (Continued)
Instruments and Related Products - 3.99%
 Baxter International Inc.,
   7.625%, 11-15-02 ......................      $100   $  100,922
 Raytheon Company,
   6.75%, 8-15-07 ........................       150      139,940
   Total .................................                240,862

Nondepository Institutions - 10.42%
 American General Finance Corporation,
   6.2%, 3-15-03 .........................       150      145,206
 Aristar, Inc.,
   5.85%, 1-27-04 ........................       150      140,570
 Avco Financial Services, Inc.,
   7.375%, 8-15-01 .......................       140      140,900
 General Motors Acceptance Corporation,
   7.0%, 9-15-02 .........................       203      202,572
   Total .................................                629,248

Petroleum and Coal Products - 3.29%
 Chevron Corporation Profit Sharing/Savings
   Plan Trust Fund,
   8.11%, 12-1-04 ........................        83       84,949
 USX Corporation,
   9.8%, 7-1-01 ..........................       110      113,764
   Total .................................                198,713

Radio and Television Broadcasting Stations - 1.69%
 Westinghouse Electric Corporation,
   8.875%, 6-1-01 ........................       100      102,258

Railroad Transportation - 6.10%
 Norfolk Southern Corporation,
   7.35%, 5-15-07 ........................       200      196,290
 Union Pacific Corporation,
   7.875%, 2-15-02 .......................       170      172,222
   Total .................................                368,512

Security and Commodity Brokers - 1.66%
 Salomon Inc.,
   7.75%, 5-15-00 ........................       100      100,482

Transportation Equipment - 2.53%
 Lockheed Martin Corporation,
   7.25%, 5-15-06 ........................       160      152,618

TOTAL CORPORATE DEBT SECURITIES - 61.08%               $3,688,279
 (Cost: $3,777,266)


               See Notes to Schedules of Investments on page 89.

THE INVESTMENTS OF THE LIMITED-TERM BOND PORTFOLIODECEMBER 31, 1999

                                           Principal
                                           Amount in
                                           Thousands        Value

UNITED STATES GOVERNMENT SECURITIES
 Federal Home Loan Mortgage Corporation:
   5.33%, 10-8-02 ........................      $150   $  144,468
   7.0%, 5-15-05 .........................         9        8,821
   6.05%, 9-15-20 ........................       101       99,618
 Federal National Mortgage Association:
   6.0%, 11-1-00 .........................        27       26,593
   6.4%, 12-27-04 ........................       155      149,575
   7.95%, 3-7-05 .........................       100       99,609
   6.21%, 8-15-05 ........................       100       95,219
   7.5%, 11-15-06 ........................       100       98,016
   6.5%, 12-1-10 .........................        55       53,745
   6.0%, 1-1-11 ..........................        52       49,235
   6.5%, 2-1-11 ..........................        61       59,245
   7.0%, 5-1-11 ..........................        48       47,595
   7.0%, 7-1-11 ..........................        51       50,106
   7.0%, 9-1-12 ..........................        62       60,976
   6.0%, 11-1-13 .........................       228      215,942
   7.0%, 9-1-14 ..........................       148      146,324
   11.0%, 10-1-20 ........................        13       14,754
   7.0%, 4-1-26 ..........................        61       58,677
 Government National Mortgage Association:
   7.0%, 9-15-08 .........................        41       40,542
   6.5%, 1-15-14 .........................       121      116,956
   7.0%, 7-15-29 .........................       200      193,124
 United States Treasury,
   6.25%, 2-15-07 ........................       150      147,587

TOTAL UNITED STATES GOVERNMENT SECURITIES - 32.73%    $ 1,976,727
 (Cost: $2,043,501)

TOTAL SHORT-TERM SECURITIES - 4.72%                   $   285,000
 (Cost: $285,000)

TOTAL INVESTMENT SECURITIES - 98.53%                   $5,950,006
 (Cost: $6,105,767)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 1.47%          88,935

NET ASSETS - 100.00%                                   $6,038,941


               See Notes to Schedules of Investments on page 89.

MONEY MARKET PORTFOLIO
MANAGER'S LETTER
DECEMBER 31, 1999
---------------------------------------------------------------------------


Dear Policyholder:

This report covers the operations of the Money Market Portfolio for the fiscal year ended December 31, 1999. The following discussion and tables provide you with information regarding the Portfolio's performance during that period.

The financial markets began to return to normal at the beginning of 1999, following a tumultuous autumn due to world financial problems. Interest rates remained stable, and inflation seemed to be a benign threat. However, by late April world markets appeared to be recovering faster than expected, and talk of an overheating U.S. economy became a topic of concern. The fixed income markets began to price in the potential for a Federal Funds Rate increase. On June 30, 1999, the Federal Reserve did increase the rate 1/4% to 5.0% in an effort to slow the U.S. economy. The Federal Reserve continued to "tighten" or increase the Federal Funds Rate through year-end, making 1/4% increases at the August 24th and again at the November 16th meetings. In the midst of these interest rate moves, the Federal Reserve pumped large amounts of money into the banking system in preparation for Y2K, and the possibility of individuals increasing cash held at year-end. At the same time, issuers of short term securities structured their borrowings so as to not be in the market in the month surrounding the turn of the year. This set the stage for rate volatility at year-end. Interest rate increases throughout the later half of 1999, plus rate volatility over year-end, helped the Portfolio's overall yield increase this past fiscal year.

Early in 1999, we extended maturities of securities purchased in anticipation of relatively stable interest rates due to continued world economic weakness and little inflation on the U.S. economic horizon. However, when concern developed about the potential for the U.S. economy to overheat and produce a future increase in the rate of inflation, the outlook for short-term interest rates changed from stable to higher rates. Portfolio assets were reinvested in shorter-term maturities and floating rate notes to take advantage of upward moves in interest rates. Securities were also purchased over year-end to take advantage of higher yields being paid for securities maturing in Y2K.
Management style did not change materially in the past fiscal year, except for some year-end positioning because of potential Y2K problems.

Short-term interest rates are poised to move higher in 2000. It seems inevitable that the Federal Reserve will raise the Federal Funds Rate over the first half of 2000. As rates increase, so should the yield on the Portfolio. We will seek to maintain performance through security selection to maximize yield while maintaining our low risk profile. The Portfolio's average maturity will be kept shorter by investing in shorter maturities and variable rate securities. This will best capture rate increases, which should translate into higher yields for the Portfolio.

Thank you very much for your continued support and confidence.

Respectfully,

Mira Stevovich
Manager, Money Market Portfolio

THE INVESTMENTS OF THE MONEY MARKET PORTFOLIO
DECEMBER 31, 1999

                                           Principal
                                           Amount in
                                           Thousands        Value

BANK OBLIGATIONS
Certificates of Deposit - 3.10%
 Yankee
 Bank Austria - New York,
   5.11%, 4-25-00 ........................    $2,000  $ 1,998,261

Commercial Paper - 6.20%
 Abbey National North America,
   6.055%, 1-18-00 .......................     2,500    2,492,852
 Toronto-Dominion Holdings USA Inc.,
   6.9%, 1-10-00 .........................     1,500    1,497,412
   Total .................................              3,990,264

Notes - 4.66%
 Banc One Corp.,
   6.5188%, 1-10-00 ......................     1,000    1,000,000
 Harris Trust and Savings Bank,
   5.05%, 2-17-2000 ......................     2,000    1,999,865
   Total .................................              2,999,865

TOTAL BANK OBLIGATIONS - 13.96%                       $ 8,988,390
 (Cost: $8,988,390)

CORPORATE OBLIGATIONS
Commercial Paper
 Communication - 2.63%
 U S WEST Communications Inc.,
   7.1%, 1-13-00 .........................     1,700    1,695,977

 Electric, Gas and Sanitary Services - 6.96%
 Bay State Gas Co.,
   6.75%, 1-28-00 ........................     3,000    2,984,812
 Questar Corp.,
   5.9%, 1-19-00 .........................     1,000      997,050
 Southern California Edison Co.,
   7.0%, 1-24-00 .........................       500      497,764
   Total .................................              4,479,626

 Fabricated Metal Products - 5.00%
 Danaher Corporation,
   6.49%, Master Note ....................     3,219    3,219,000

 Food and Kindred Products - 8.07%
 General Mills, Inc.,
   6.345%, Master Note ...................     3,215    3,215,000
 Golden Peanut Co.,
   5.93%, 2-29-00 ........................     2,000    1,980,563
   Total .................................              5,195,563


               See Notes to Schedules of Investments on page 89.

THE INVESTMENTS OF THE MONEY MARKET PORTFOLIO
DECEMBER 31, 1999

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE OBLIGATIONS (Continued)
Commercial Paper (Continued)
 Nondepository Institutions - 5.08%
 Associates First Capital B.V. (Associates
   First Capital Corporation),
   5.8%, 1-10-00 .........................   $ 1,000  $   998,550
 General Electric Capital Corporation,
   5.93%, 3-7-00 .........................     1,000      989,128
 PACCAR Financial Corp.,
   5.2757%, Master Note ..................     1,283    1,283,000
   Total .................................              3,270,678

 Oil and Gas Extraction - 3.87%
 Arco British Ltd. (Atlantic Richfield Co.),
   6.05%, 1-21-00 ........................     2,500    2,491,597

 Personal Services - 4.02%
 Block Financial Corp.:
   6.15%, 1-12-00 ........................     1,600    1,596,993
   6.2%, 1-28-00 .........................     1,000      995,350
   Total .................................              2,592,343

Total Commercial Paper - 35.63%                        22,944,784

Notes
 Amusement and Recreation Services - 3.33%
 Walt Disney Company (The),
   5.6%, 4-17-00 .........................     2,145    2,147,092

 Communication - 3.10%
 AT&T Corp.,
   6.1363%, 1-13-00 ......................     2,000    1,999,576

 Electric, Gas and Sanitary Services - 3.11%
 Baltimore Gas and Electric Company,
   6.11%, 3-1-00 .........................     2,000    1,999,945

 Food Stores - 3.10%
 Albertson's Inc.,
   6.4425%, 1-14-00 ......................     2,000    1,999,574

 General Merchandise Stores - 3.11%
 Wal-Mart Stores, Inc.,
   5.65%, 2-1-00 .........................     2,000    2,000,701

 Insurance Carriers - 2.33%
 Atlantic American Corporation (Wachovia
   Bank, N.A.),
   6.49%, 1-5-00 .........................     1,500    1,500,000

               See Notes to Schedules of Investments on page 89.

THE INVESTMENTS OF THE MONEY MARKET PORTFOLIO
DECEMBER 31, 1999

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE OBLIGATIONS (Continued)
Notes (Continued)
 Miscellaneous Retail - 2.33%
 Todd Shopping Center, L.L.C., Taxable
   Variable Rate Demand Bonds, Series 1999
   (Wachovia Bank, N.A.),
   6.49%, 1-5-00 .........................   $ 1,500 $  1,500,000

 Nondepository Institutions - 8.55%
 Associates Corp. of North America,
   6.4103%, 1-31-00 ......................     1,500    1,499,557
 Caterpillar Financial Services Corp.,
   5.93%, 6-1-00 .........................     1,000      998,960
 Ford Motor Credit Company,
   6.375%, 10-6-00 .......................     1,000    1,001,548
 General Motors Acceptance Corporation,
   7.875%, 3-15-00 .......................     1,000    1,005,350
 Transamerica Finance Corporation,
   6.215%, 3-2-00 ........................     1,000    1,000,000
   Total .................................              5,505,415

Total Notes - 28.96%                                   18,652,303

TOTAL CORPORATE OBLIGATIONS - 64.59%                  $41,597,087
 (Cost: $41,597,087)

MUNICIPAL OBLIGATIONS
California - 3.88%
 City of Anaheim, California, Certificates
   of Participation (1993 Arena Financing
   Project), Municipal Adjustable Rate
   Taxable Securities (Credit Suisse),
   6.20%, 1-19-00 ........................     2,000    2,000,000
 Oakland-Alameda County Coliseum Authority,
   Lease Revenue Bonds (Oakland Coliseum
   Arena Project), 1996 Series A-1 Variable Rate
   Lease Revenue Bonds (Taxable),(Canadian
   Imperial Bank of Commerce),
   6.3%, 1-18-00 .........................       500      500,000
   Total .................................              2,500,000

Indiana - 1.24%
 City of Whiting, Indiana, Industrial Sewage
   and Solid Waste Disposal Revenue Bonds, Taxable
   Series 1995 (Amoco Oil Company Project),
   6.2%, 1-11-00 .........................       800      800,000


               See Notes to Schedules of Investments on page 89.

THE INVESTMENTS OF THE MONEY MARKET PORTFOLIO
DECEMBER 31, 1999

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL OBLIGATIONS (Continued)
Louisiana - 6.36%
 Industrial Development Board of the Parish
   Of Calcasieu, Inc., Environmental Revenue
   Bonds (CITGO Petroleum Corporation Project),
   Series 1996 (Taxable), (Westdeutsche
   Landesbank Girozentrale),
   6.0%, 1-20-00 .........................   $ 2,500  $ 2,500,000
 Industrial District No. 3 of the Parish of West
   Baton Rouge, State of Louisiana, Variable Rate
   Demand Revenue Bonds, Series 1995 (Taxable),
   (The Dow Chemical Company Project),
   6.25%, 1-26-00 ........................       800      800,000
 Gulf Coast Industrial Development Authority,
   Environmental Facilities Revenue Bonds
   (CITGO Petroleum Corporation Project), Taxable
   Series 1998 (Royal Bank of Canada),
   6.25%, 1-26-00 ........................       800      800,000
   Total .................................              4,100,000

Mississippi - 0.78%
 Mississippi Business Finance Corporation,
   Taxable Adjustable Mode, Industrial Development
   Revenue Bonds (BenchCraft Project), Series 1999
   (Wachovia Bank, N.A.),
   6.49%, 1-5-00 .........................       500      500,000

New Jersey - 0.22%
 New Jersey Economic Development Authority,
   Federally Taxable Variable Rate Demand/
   Fixed Rate Revenue Bonds (The Morey
   Organization, Inc. Project), Series of 1997
   (First Union National Bank),
   6.71%, 1-5-00 .........................       140      140,000

New York - 1.55%
 Putnam Hospital Center, Multi-Mode Revenue Bonds,
   Series 1999 (The Bank of New York),
   6.5%, 1-5-00 ..........................     1,000    1,000,000

Pennsylvania - 2.47%
 Schuylkill County Industrial Development
   Authority, Commercial Development Revenue
   Bonds (Midway Supermarket, Inc. Project),
   Taxable Series of 1995 (First Union National Bank),
   6.8%, 1-5-00 ..........................     1,390    1,390,000


               See Notes to Schedules of Investments on page 89.

THE INVESTMENTS OF THE MONEY MARKET PORTFOLIO
DECEMBER 31, 1999

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL OBLIGATIONS (Continued)
Pennsylvania (Continued)
 Montgomery County Industrial Development
   Authority, Taxable Fixed Rate/Variable
   Rate Demand Revenue Bonds (410 Horsham
   Associates Project), Series of 1995
   (First Union National Bank),
   6.8%, 1-5-00 ..........................    $  200  $   200,000
   Total .................................              1,590,000

Texas - 0.77%
 Metrocrest Hospital Authority, Series 1989A
   (The Bank of New York),
   5.635%, 3-7-00 ........................       500      494,838

TOTAL MUNICIPAL OBLIGATIONS - 17.27%                  $11,124,838
 (Cost: $11,124,838)

OTHER GOVERNMENT SECURITY - 3.86%
Commercial Paper (backed by irrevocable bank
 letter of credit)
 Mexico
 United Mexican States (Barclays Bank PLC),
   6.08%, 2-1-00 .........................     2,500  $ 2,486,911
 (Cost: $2,486,911)

UNITED STATES GOVERNMENT SECURITY - 1.55%
 Federal Home Loan Bank,
   6.163%, 1-5-00 ........................     1,000  $ 1,000,000
 (Cost: $1,000,000)

TOTAL INVESTMENT SECURITIES - 101.23%                 $65,197,226
 (Cost: $65,197,226)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (1.23%)      (795,135)

NET ASSETS - 100.00%                                  $64,402,091


               See Notes to Schedules of Investments on page 89.

SCIENCE AND TECHNOLOGY PORTFOLIO
MANAGER'S LETTER
DECEMBER 31, 1999
---------------------------------------------------------------------------


Dear Policyholder:

This report relates to the operation of the Science and Technology Portfolio for the fiscal year ended December 31, 1999. The following discussion, graphs and tables provide you with information regarding the Portfolio's performance during that period.

The U.S. economy grew roughly 4.0% in 1999, as measured by real Gross Domestic Product, with inflation, defined by the Consumer Price Index, at 2.2%. This compares to 1998 real GDP growth of 4.6% and CPI growth of 1.6%. Industrial production grew roughly 3.6% for 1999, versus 4.3% last year, and real consumer spending was a healthy 5.1% compared to the same level in 1998. The importance of technology in this economic picture is broadening. Excluding technology-related activity, industrial production would have been far weaker. New data indicates that productivity is sharply accelerating in the 1990s. Investment in the Internet and telecommunications sectors have proven to lead to further productivity gains and technology has taken center stage accounting for most of the financial market performance in 1999. It would be easy to dismiss this technology stock phenomenon as a mania, but strong fundamental developments underlying them argue for a continuation of a technology-centered market.

The Portfolio had superior results, with gains well in excess of 100%. Investments in E-commerce grew. Many people shopped on the Internet and businesses transacted commerce on-line. Once again, large capitalized stocks outperformed smaller capitalized stocks. The Portfolio benefited from the deregulation of the telecommunications industry combined with technological innovation. As more sectors deregulate and adopt new technology strategies, more companies may become growth vehicles. Now that Y2K fears have moderated, the spending that normally would have occurred on web-enabled process should happen. Difficult as it may seem, emphasis on networking and e-commerce will intensify even more.

The strategies and techniques we applied resulted in the Portfolio significantly outperforming the Goldman Sachs Technology Industry Composite Index charted following this letter. The Goldman Sachs Tech Index reflects the performance of securities that generally represent the technology sector of the stock market. The Goldman Sachs Tech Index replaces the S&P 400 Industrials Index in this year's report. We believe that the new index provides a more accurate basis for comparing the Portfolio's performance to the types of securities in which the Portfolio invests. Both indexes are presented in this year's report for comparison purposes. The Portfolio exceeded both benchmarks because its large positions in Internet and related issues outperformed, by a wide margin, other stocks and sectors. The better-performing sectors were web-enabling software, networking, especially optical networking stocks and their component suppliers, business to business software and business to consumer software stocks.

The Year 2000 will bring political claims and promises as we look toward ushering in a new President in 2001. The 1990s brought us unparalleled heights in technology stocks, enormous initial public offerings, and wealth for millions of people who participated in the markets. It is fair to ask whether the large role that equities played in the 1990s will continue and whether technology will still play the same or a more important role. A setback in stock prices may occur and serious consideration should be given to its probability, timing and triggers. However, the central role of technology, in our opinion, will stay large and continue to grow because of the revolutionary capabilities it brings. Sometimes an industry sector plays a decades-long role in the global economy. The defense industry played an enormous role in the cold war period. The automobile and its associated industries transformed economies and peoples' lives for decades. We think such a period exists now for technology. We will try to find companies that benefit from the above-mentioned trends and those with the potential to create such trends in the future.

Thank you very much for your continued support and confidence.

Respectfully,

Abel Garcia
Manager, Science and Technology Portfolio

             Comparison of Change in Value of $10,000 Investment in
                Target/United Science and Technology Portfolio,
             The Goldman Sachs Technology Industry Composite Index
                       and The S&P 400 Industrials Index

                                           Goldman
                                             Sachs
                      Target/United     Technology            S&P
                        Science and       Industry            400
                         Technology      Composite    Industrials
                          Portfolio          Index          Index
                          ---------      ---------          -----
       4/4/97  Purchase     $10,000        $10,000        $10,000
     12/31/97                11,623         12,760         12,770
     12/31/98                16,976         21,581         17,094
     12/31/99                46,626         40,579         21,548

===== Target/United Science and Technology Portfolio* -- $46,626
***** Goldman Sachs Technology Industry Composite Index** -- $40,579 +++++ S&P 400 Industrials Index** -- $21,548

 *The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.
**Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the indexes are not available, investment in the indexes was effected as of March 31, 1997.

                Average Annual Total Return+
                ----------------------------
Year Ended
  12/31/99                 174.66%
2+ Years Ended
  12/31/99++                75.31%

 +Performance data quoted represents past performance. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
++4-4-97 (the initial offering date) through 12-31-99.

  Past performance is not predictive of future performance. Indexes are unmanaged. Performance data quoted does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the Target/United Funds, Inc.

THE INVESTMENTS OF THE SCIENCE AND TECHNOLOGY PORTFOLIO
DECEMBER 31, 1999

                                              Shares        Value

COMMON STOCKS
Business Services - 20.48%
 Acxiom Corporation*  ....................    60,000 $  1,441,875
 America Online, Inc.*  ..................    40,000    3,017,500
 Broadbase Software, Inc.*  ..............    45,000    5,034,375
 Clear Channel Communications, Inc.*  ....    18,000    1,606,500
 Critical Path, Inc.*  ...................    28,000    2,644,250
 Cysive, Inc.*  ..........................    25,975    1,885,623
 DoubleClick Inc.*  ......................    26,500    6,711,953
 eBay Inc.*  .............................    15,000    1,878,281
 Gerald Stevens, Inc.*  ..................   100,000      834,375
 Getty Images, Inc.*  ....................    35,000    1,715,000
 InterNAP Network Services Corporation*  .    25,000    4,321,875
 Lycos, Inc.*  ...........................    30,000    2,387,813
 MemberWorks Incorporated*  ..............    31,000    1,027,844
 Netcentives Inc.*  ......................    33,600    2,095,800
 Portal Software, Inc.*  .................    38,500    3,953,469
 Redback Networks*  ......................    20,000    3,543,125
 S1 Corporation*  ........................    45,000    3,510,000
 SunGard Data Systems, Inc.*  ............    55,000    1,306,250
 TMP Worldwide Inc.*  ....................    20,000    2,833,750
   Total .................................             51,749,658

Cable and Other Pay Television Services - 1.23%
 EchoStar Communications Corporation,
   Class A* ..............................    32,000    3,116,000

Chemicals and Allied Products - 1.19%
 Albany Molecular Research, Inc.*  .......    55,000    1,708,438
 Gilead Sciences*  .......................    24,000    1,297,500
   Total .................................              3,005,938

Communication - 4.00%
 COLT Telecom Group plc, ADR*  ...........    10,000    2,040,000
 Illuminet Holdings, Inc.*  ..............    40,000    2,198,750
 Next Level Communications, Inc.*  .......    30,250    2,267,805
 Nextel Communications, Inc.*  ...........    35,000    3,608,281
   Total .................................             10,114,836

Communication Services - 0.39%
 Metro One Telecommunications, Inc.*  ....    75,000      979,687

Computer Integrated Systems Design - 6.26%
 CacheFlow Inc.*  ........................    10,000    1,306,562
 Inktomi Corporation*  ...................    26,000    2,305,875
 Netopia, Inc.*  .........................    30,000    1,637,812
 Sanchez Computer Associates, Inc.*  .....    88,000    3,652,000
 Yahoo! Inc.*  ...........................    16,000    6,923,500
   Total .................................             15,825,749

Depository Institutions - 0.81%
 Concord EFS, Inc.*  .....................    80,000    2,057,500
               See Notes to Schedules of Investments on page 89.

THE INVESTMENTS OF THE SCIENCE AND TECHNOLOGY PORTFOLIO
DECEMBER 31, 1999

                                              Shares        Value

COMMON STOCKS (Continued)
Electronic and Other Electric Equipment - 16.00%
 Broadcom Corporation, Class A*  .........    17,000 $  4,629,844
 Data Critical Corporation*  .............    50,000      746,875
 Finisar Corporation*  ...................     9,500      850,250
 Gemstar International Group Limited*  ...    60,000    4,271,250
 Inet Technologies, Inc.*  ...............    50,000    3,509,375
 JDS Uniphase Corporation*  ..............    52,000    8,388,250
 Nokia Corporation, Series A, ADR  .......    18,000    3,420,000
 Nortel Networks Corporation  ............    25,000    2,525,000
 Rambus Inc.*  ...........................    40,000    2,696,250
 STMicroelectronics N.V., NY Shares  .....    20,000    3,028,750
 Sycamore Networks, Inc.*  ...............    10,000    3,048,125
 Wink Communications, Inc.*  .............    55,000    3,301,719
   Total .................................             40,415,688

Engineering and Management Services - 2.70%
 Incyte Pharmaceuticals, Inc.*  ..........    37,000    2,188,781
 MAXIMUS, Inc.*  .........................    30,000    1,018,125
 Paychex, Inc.  ..........................    50,000    1,998,437
 Whittman-Hart, Inc.*  ...................    30,000    1,609,688
   Total .................................              6,815,031

Industrial Machinery and Equipment - 4.13%
 Apple Computer, Inc.*  ..................    30,900    3,175,941
 Crossroads Systems, Inc.*  ..............    10,000      843,125
 Foundry Networks, Inc.*  ................    10,000    3,016,250
 Juniper Networks, Inc.*  ................    10,000    3,396,562
   Total .................................             10,431,878

Instruments and Related Products - 0.64%
 VISX, Incorporated*  ....................    31,000    1,605,219

Miscellaneous Retail - 0.90%
 Amazon.com, Inc.*  ......................    30,000    2,284,688

Prepackaged Software - 27.63%
 Allaire Corporation*  ...................    24,500    3,592,313
 Ariba, Inc.*  ...........................    32,000    5,670,000
 BroadVision, Inc.*  .....................    90,000   15,305,625
 Citrix Systems, Inc.*  ..................    30,000    3,689,063
 E.piphany, Inc.*  .......................    11,100    2,483,625
 eGain Communications Corporation*  ......    40,000    1,500,000
 HNC Software Inc.*  .....................    25,000    2,649,219
 iManage, Inc.*  .........................    51,400    1,678,531
 Intuit Inc.*  ...........................    70,000    4,193,437
 Macromedia, Inc.*  ......................    35,100    2,566,687
 NetIQ Corporation*  .....................    56,500    2,983,906
 Phone.com, Inc.*  .......................    41,500    4,821,781
 Transaction Systems Architects, Inc.,
   Class A* ..............................    30,000      840,938

               See Notes to Schedules of Investments on page 89.

THE INVESTMENTS OF THE SCIENCE AND TECHNOLOGY PORTFOLIO
DECEMBER 31, 1999

                                              Shares        Value

COMMON STOCKS (Continued)
Prepackaged Software (Continued)
 Veritas Software Corp.*  ................    45,000 $  6,439,219
 Vignette Corporation*  ..................    70,000   11,407,812
   Total .................................             69,822,156

Wholesale Trade -- Durable Goods - 1.23%
 Latitude Communications, Inc.*  .........    60,000    1,565,625
 Somera Communications, Inc.*  ...........   125,000    1,550,781
   Total .................................              3,116,406

Wholesale Trade -- Nondurable Goods - 1.75%
 Chemdex Corporation*  ...................    40,000    4,420,000

TOTAL COMMON STOCKS - 89.34%                         $225,760,434
 (Cost: $89,710,739)

                                           Principal
                                           Amount in
                                           Thousands

SHORT-TERM SECURITIES
Depository Institutions - 1.19%
 Deutsche Bank Financial Inc.,
   6.75%, 1-6-00 .........................    $3,000    2,997,187

Electric, Gas and Sanitary Services - 3.16%
 Bay State Gas Co.,
   6.15%, 1-12-00 ........................     8,000    7,984,967

Fabricated Metal Products - 1.73%
 Danaher Corporation,
   6.49%, Master Note ....................     4,377    4,377,000

Food and Kindred Products - 1.89%
 General Mills, Inc.,
   6.345%, Master Note ...................     4,779    4,779,000

Nondepository Institutions - 2.47%
 PACCAR Financial Corp.,
   5.2757%, Master Note ..................     6,239    6,239,000

TOTAL SHORT-TERM SECURITIES - 10.44%                 $ 26,377,154
 (Cost: $26,377,154)

TOTAL INVESTMENT SECURITIES - 99.78%                 $252,137,588
 (Cost: $116,087,893)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.22%         546,203

NET ASSETS - 100.00%                                 $252,683,791
               See Notes to Schedules of Investments on page 89.

SMALL CAP PORTFOLIO
MANAGERS' LETTER
DECEMBER 31, 1999
---------------------------------------------------------------------------


Dear Policyholder:

This report relates to the operation of the Small Cap Portfolio during the fiscal year ended December 31, 1999. The following discussion, graphs and tables provide you with information regarding the Portfolio's performance during that period.

1999 was a remarkable year for the small cap growth market. The small cap growth sector provided double digit returns, despite negative returns in the 1st and 3rd quarters, while small cap value stocks turned in negative performance. 1999 highlighted the stark contrast between the performance of stocks associated with the Old versus the New economy. While the former struggled with the tug-of-war between rising interest rates and economic strength, the latter simply soared.

The stellar performance of some stocks in the technology and telecommunications sectors this past year caused much controversy. Simply put, many of the leading gainers for the year had no profits or increasing losses. Promise, for the most part, outperformed performance in 1999. Fortunately, we did not become overly embroiled in this debate and, thereby, did not miss out on participating in some of the returns afforded. We were able to capitalize on this opportunity largely by utilizing initial public offerings (IPOs) as our entrance into these sectors. We reasoned that risk would be somewhat mitigated by being in on the "ground floor." We did, however, take profits and redeploy funds across a spectrum of growth companies in an attempt to diversify the risks associated with investing in this category of stocks.

The strategies and techniques we applied resulted in the Portfolio outperforming the Russell 2000 Growth Index during the fiscal year, as charted on the following page. The Russell 2000 Growth Index reflects the performance of securities that generally represent the small companies sector of the stock market. We have chosen to use the Russell 2000 Growth Index beginning with this year's Annual Report, instead of the Nasdaq Industrials Index that had been presented in prior years. The Naddaq Industrials Index has, in recent years, become dominated by large cap securities in the technology sector. We believe that the Russell 2000 Growth Index provides a more accurate basis for comparing the Portfolio's performance to the performance of the types of securities in which the Portfolio typically invests.

We suspect that returns for the year 2000 will be more evenly spread, particularly if interest rates peak. This would most likely aid the majority of small cap issues that declined in 1999.

Thank you very much for your continued support and confidence.

Respectfully,

Mark G. Seferovich
Grant P. Sarris
Managers, Small Cap Portfolio

            Comparison of Change in Value of $10,000 Investment in
                       Target/United Small Cap Portfolio,
                       The Russell 2000 Growth Index and
                          The Nasdaq Industrials Index

                      Target/United   Russell 2000         Nasdaq
                          Small Cap         Growth    Industrials
                          Portfolio          Index          Index
                         ----------   ------------    -----------
     05/03/94  Purchase     $10,000        $10,000        $10,000
     12/31/94                12,091         10,137          9,862
     12/31/95                15,999         13,274         12,620
     12/31/96                17,360         14,756         14,517
     12/31/97                22,834         16,663         15,974
     12/31/98                25,315         16,869         17,063
     12/31/99                38,537         24,136         29,293

    ----- Target/United Small Cap Portfolio* -- $38,537
    ..... Russell 2000 Growth Index** -- $24,136
    +++++ Nasdaq Industrials Index** -- $29,293

 *The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.
**Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above indexes are not available, investment in the indexes was effected as of April 30, 1994.

                Average Annual Total Return+
                ----------------------------
Year Ended
  12/31/99                  52.23%
5 Years Ended
  12/31/99                  26.09%
5+ Years Ended
  12/31/99++                26.88%

 +Performance data quoted represents past performance. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
++5-3-94 (the initial offering date) through 12-31-99.

  Past performance is not predictive of future performance. Indexes are unmanaged. Performance data quoted does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the Target/United Funds, Inc.

THE INVESTMENTS OF THE SMALL CAP PORTFOLIO
DECEMBER 31, 1999
                                              Shares        Value

COMMON STOCKS
Automotive Dealers and Service Stations - 1.37%
 O'Reilly Automotive, Inc.*  .............   200,000  $ 4,356,250

Business Services - 22.51%
 Acxiom Corporation*  ....................   386,900    9,297,691
 CheckFree Holdings Corporation*  ........   155,000   16,313,750
 FactSet Research Systems, Inc.  .........    67,000    5,334,875
 Getty Images, Inc.*  ....................   238,300   11,676,700
 MemberWorks Incorporated*  ..............   196,700    6,521,834
 Primark Corporation*  ...................   152,900    4,252,531
 S1 Corporation*  ........................    85,000    6,630,000
 USINTERNETWORKING, Inc.*  ...............   165,300   11,540,006
   Total .................................             71,567,387

Chemicals and Allied Products - 1.89%
 Pharmacyclics, Inc.*  ...................   145,500    6,020,062

Communication - 12.01%
 Illuminet Holdings, Inc.*  ..............    29,100    1,599,591
 Intermedia Communications Inc.*  ........   180,000    6,975,000
 RCN Corporation*  .......................   125,000    6,058,594
 VoiceStream Wireless Corporation*  ......   100,000   14,209,375
 Western Wireless Corporation,
   Class A* ..............................   140,000    9,336,250
   Total .................................             38,178,810

Computer Integrated Systems Design - 4.55%
 Cerner Corporation*  ....................   260,200    5,114,556
 Sanchez Computer Associates, Inc.*  .....    90,000    3,735,000
 Shared Medical Systems Corporation  .....   110,000    5,603,125
   Total .................................             14,452,681

Eating and Drinking Places - 1.64%
 Papa John's International, Inc.*  .......   200,000    5,218,750

Electronic and Other Electric Equipment - 5.83%
 Advanced Fibre Communications, Inc.*  ...   271,900   12,184,519
 Rambus Inc.*  ...........................    94,000    6,336,187
   Total .................................             18,520,706

Engineering and Management Services - 6.65%
 Incyte Pharmaceuticals, Inc.*  ..........   240,000   14,197,500
 MAXIMUS, Inc.*  .........................   205,000    6,957,187
   Total .................................             21,154,687

Food and Kindred Products - 2.05%
 American Italian Pasta Company, Class A*    211,500    6,503,625

Health Services - 0.90%
 American Healthcorp, Inc.*  .............   210,000      997,500
 Amsurg Corp., Class A*  .................   282,000    1,850,625
   Total .................................              2,848,125
               See Notes to Schedules of Investments on page 89.

THE INVESTMENTS OF THE SMALL CAP PORTFOLIO
DECEMBER 31, 1999

                                              Shares        Value

COMMON STOCKS (Continued)
Instruments and Related Products - 2.88%
 Lunar Corporation*  .....................   200,000 $  1,400,000
 VISX, Incorporated*  ....................   150,000    7,767,188
   Total .................................              9,167,188

Personal Services - 0.45%
 Stewart Enterprises, Inc., Class A  .....   300,000    1,434,375

Prepackaged Software - 9.44%
 Best Software, Inc.*  ...................   125,500    3,698,328
 Citrix Systems, Inc.*  ..................    79,500    9,776,016
 Dendrite International, Inc.*  ..........   225,000    7,579,688
 NEON Systems, Inc.*  ....................   100,000    3,887,500
 Transaction Systems Architects, Inc.,
   Class A* ..............................   180,600    5,062,444
   Total .................................             30,003,976

Radio and Television Broadcasting Stations - 3.92%
 Emmis Communications Corporation*  ......   100,000   12,465,625

Stone, Clay and Glass Products - 0.71%
 Department 56, Inc.*  ...................   100,000    2,262,500

Transportation by Air - 1.73%
 Midwest Express Holdings, Inc.*  ........   172,300    5,492,062

Transportation Equipment - 2.39%
 Gentex Corporation*  ....................   272,500    7,595,938

Wholesale Trade -- Durable Goods - 1.25%
 MSC Industrial Direct Co., Inc.,
   Class A* ..............................   300,000    3,975,000

TOTAL COMMON STOCKS - 82.17%                         $261,217,747
 (Cost: $164,168,540)

                                           Principal
                                           Amount in
                                           Thousands

SHORT-TERM SECURITIES
Commercial Paper
 Depository Institutions - 5.34%
 Deutsche Bank Financial Inc.,
   6.75%, 1-6-00 .........................   $ 5,000    4,995,312
 Dresdner U.S. Finance Inc.,
   6.23%, 1-10-00 ........................     5,000    4,992,213
 Westpac Capital Corp.,
   5.5%, 1-10-00 .........................     7,000    6,990,375
   Total .................................             16,977,900

               See Notes to Schedules of Investments on page 89.

THE INVESTMENTS OF THE SMALL CAP PORTFOLIO
DECEMBER 31, 1999

                                           Principal
                                           Amount in
                                           Thousands        Value

SHORT-TERM SECURITIES (Continued)
Commercial Paper (Continued)
 Electric, Gas and Sanitary Services - 2.54%
 Detroit Edison Co.,
   6.75%, 1-13-00 ........................   $ 4,000 $  3,991,000
 Public Service Electric & Gas Co.,
   7.5%, 1-14-00 .........................     4,100    4,088,896
   Total .................................              8,079,896

 Fabricated Metal Products - 1.97%
 Danaher Corporation,
   6.49%, Master Note ....................     6,251    6,251,000

 Food and Kindred Products - 0.04%
 General Mills, Inc.,
   6.345%, Master Note ...................       117      117,000

 Nondepository Institutions - 2.68%
 Associates First Capital B.V. (Associates
   First Capital Corporation),
   6.0%, 1-10-00 .........................     1,685    1,682,472
 PACCAR Financial Corp.,
   5.2757%, Master Note ..................     6,856    6,856,000
   Total .................................              8,538,472

 Transportation Equipment - 3.14%
 Dana Corp.,
   6.75%, 1-12-00 ........................    10,000    9,979,375

Total Commercial Paper - 15.71%                        49,943,643

Commercial Paper (backed by irrevocable bank letter
 of credit) - 1.35%
 Nondepository Institutions
 Agway Financial Corp. (Rabobank Nederland N.V.),
   5.0%, 1-5-00 ..........................     4,300    4,297,611

Municipal Obligation - 1.42%
 Michigan
 Michigan Strategic Fund, Variable Rate
   Demand Limited Obligation Revenue Bonds,
   Series 1998 (Bosal Industries Project),
   5.55%, 1-5-00 .........................     4,500    4,500,000


               See Notes to Schedules of Investments on page 89.

THE INVESTMENTS OF THE SMALL CAP PORTFOLIO
DECEMBER 31, 1999

                                                            Value

TOTAL SHORT-TERM SECURITIES - 18.48%                 $ 58,741,254
 (Cost: $58,741,254)

TOTAL INVESTMENT SECURITIES - 100.65%                $319,959,001
 (Cost: $222,909,794)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.65%)   (2,058,820)

NET ASSETS - 100.00%                                 $317,900,181


               See Notes to Schedules of Investments on page 89.

TARGET/UNITED FUNDS, INC.
Notes to Schedules of Investments
*No dividends were paid during the preceding 12 months.
(A)  Listed on an exchange outside of the United States.
(B) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1999, the value of these securities amounted to $2,547,975, $9,653,971 and $23,037,168, respectively, or 2.31%, 8.00% and 7.68%, respectively, of the total net assets in the Bond Portfolio, High Income Portfolio and International Portfolio, respectively.
(C) The security does not bear interest for an initial period of time and subsequently becomes interest bearing.
(D) Each unit of AirGate PCS, Inc. consists of $1,000 principal amount of 13.5% senior subordinated discount notes due 2009 and one warrant to purchase
     2.148 shares of common stock, par value $0.01 per share.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

TARGET/UNITED FUNDS INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999
(In Thousands, Except for Per Share Amounts)
                                   Asset
                                Strategy       Balanced           Bond
                               Portfolio      Portfolio      Portfolio
Assets                       -----------     ----------    -----------
 Investment securities--at
   value (Notes 1 and 3)         $21,569       $117,161       $109,066
 Cash   .................              1              2            ---
 Receivables:
   Investment securities
    sold  ...............            ---             88            ---
   Fund shares sold .....            ---             32             31
   Dividends and interest             25            809          1,512
 Prepaid insurance
   premium ..............            ---              1              1
                                 -------       --------       --------
    Total assets  .......         21,595        118,093        110,610
Liabilities                      -------       --------       --------
 Payable for investment
   securities purchased .            ---            805            ---
 Payable to Fund
   shareholders .........              1             24             37
 Accrued service
   fee (Note 2) .........              4             23             22
 Accrued accounting
   services fee (Note 2).              1              3              3
 Accrued management
   fee (Note 2) .........            ---              2              2
 Due to custodian  ......            ---            ---              8
 Other  .................              2              3              2
                                 -------       --------       --------
    Total liabilities  ..              8            860             74
                                 -------       --------       --------
      Total net assets ..        $21,587       $117,233       $110,536
Net Assets                       =======       ========       ========
 $0.001 par value capital stock (Note 6):
   Capital stock ........         $    3        $    16        $    22
   Additional paid-in
    capital  ............         18,475        103,735        115,799
 Accumulated undistributed gain (loss):
   Accumulated undistributed net
    investment income  ..            ---            ---            ---
   Accumulated net realized gain
    (loss) on investment
    transactions  .......            ---            ---         (1,858)
    Net unrealized appreciation
    (depreciation) of
    investments                    3,109         13,482         (3,427)
                                 -------       --------       --------
    Net assets applicable to
      outstanding units
      of capital ........        $21,587       $117,233       $110,536
                                 =======       ========       ========
Net asset value, redemption
 and offering price per share    $6.2625        $7.3120        $5.0497
                                 =======        =======        =======
Capital shares outstanding         3,447         16,033         21,890
Capital shares authorized         50,000         50,000        100,000
                       See notes to financial statements.

TARGET/UNITED FUNDS, INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999
(In Thousands, Except for Per Share Amounts)
                                  Growth    High Income         Income
                               Portfolio      Portfolio      Portfolio
Assets                      ------------   ------------    -----------
 Investment securities--at
   value (Notes 1 and 3)      $1,168,768       $118,910       $938,344
 Cash   .................             12              1              3
 Receivables:
   Investment securities
    sold  ...............          6,998            ---          1,711
   Fund shares sold .....            639              9            342
   Dividends and interest            395          1,884            642
 Prepaid insurance
   premium ..............              5              1              4
                              ----------       --------       --------
    Total assets  .......      1,176,817        120,805        941,046
Liabilities                   ----------       --------       --------
 Payable for investment
   securities purchased .         13,666            ---            ---
 Payable to Fund
   shareholders .........            132             74            291
 Accrued service
   fee (Note 2) .........            231             24            186
 Accrued accounting
   services fee (Note 2).              8              3              7
 Accrued management
   fee (Note 2) .........             22              2             18
 Due to custodian  ......            ---            ---            ---
 Other  .................             10              3              9
                              ----------       --------       --------
    Total liabilities  ..         14,069            106            511
                              ----------       --------       --------
      Total net assets ..     $1,162,748       $120,699       $940,535
Net Assets                    ==========       ========       ========
 $0.001 par value capital stock (Note 6):
   Capital stock ........       $    107        $    29        $    73
   Additional paid-in
    capital  ............        785,693        129,746        656,818
 Accumulated undistributed gain (loss):
   Accumulated undistributed net
    investment income  ..            ---            ---            ---
   Accumulated net realized gain
    (loss) on investment
    transactions  .......            ---         (8,314)           ---
   Net unrealized appreciation
    (depreciation) of
    investments                  376,948           (762)       283,644
                              ----------       --------       --------
    Net assets applicable to
      outstanding units
      of capital ........     $1,162,748       $120,699       $940,535
                              ==========       ========       ========
Net asset value, redemption
 and offering price per share   $10.8751        $4.1691       $12.9609
                                ========        =======       ========
Capital shares outstanding       106,918         28,951         72,567
Capital shares authorized        150,000        100,000        100,000
                       See notes to financial statements.

TARGET/UNITED FUNDS, INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999
(In Thousands, Except for Per Share Amounts)
                           International   Limited-Term   Money Market
                               Portfolio Bond Portfolio      Portfolio
Assets                     -------------   ------------    -----------
 Investment securities--at
   value (Notes 1 and 3)        $299,694         $5,950        $65,197
 Cash   .................              2              1              3
 Receivables:
   Investment securities
    sold  ...............              8            ---            ---
   Fund shares sold .....            199            ---            203
   Dividends and interest            269             90            490
 Prepaid insurance
   premium ..............              1            ---              1
                                --------         ------        -------
    Total assets  .......        300,173          6,041         65,894
Liabilities                     --------         ------        -------
 Payable for investment
   securities purchased .            ---            ---            ---
 Payable to Fund
   shareholders .........             27            ---          1,474
 Accrued service
   fee (Note 2) .........             53              1             13
 Accrued accounting
   services fee (Note 2).              4            ---              3
 Accrued management
   fee (Note 2) .........              7            ---              1
 Due to custodian  ......            ---            ---            ---
 Other  .................             53              1              1
                                --------         ------        -------
    Total liabilities  ..            144              2          1,492
                                --------         ------        -------
      Total net assets ..       $300,029         $6,039        $64,402
Net Assets                      ========         ======        =======
 $0.001 par value capital stock (Note 6):
   Capital stock ........        $    25          $   1         $   64
   Additional paid-in
    capital  ............        167,194          6,201         64,338
 Accumulated undistributed gain (loss):
   Accumulated undistributed net
    investment income  ..            ---            ---            ---
   Accumulated net realized gain
    (loss) on investment
    transactions  .......           (212)            (7)           ---
   Net unrealized appreciation
    (depreciation) of
    investments                  133,022           (156)           ---
                                --------         ------        -------
    Net assets applicable to
      outstanding units
      of capital ........       $300,029         $6,039        $64,402
                                ========         ======        =======
Net asset value, redemption
 and offering price per share   $11.9354        $5.0405        $1.0000
                                ========        =======        =======
Capital shares outstanding        25,138          1,198         64,402
Capital shares authorized        100,000         50,000        100,000
                       See notes to financial statements.

TARGET/UNITED FUNDS, INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999
(In Thousands, Except for Per Share Amounts)
                             Science and
                              Technology      Small Cap
                               Portfolio      Portfolio
Assets                     -------------  -------------
 Investment securities--at
   value (Notes 1 and 3)        $252,138       $319,959
 Cash   .................              2              2
 Receivables:
   Investment securities
    sold  ...............            ---            ---
   Fund shares sold .....            566            324
   Dividends and interest             58             98
 Prepaid insurance
   premium ..............              1              1
                                --------       --------
    Total assets  .......        252,765        320,384
Liabilities                     --------       --------
 Payable for investment
   securities purchased .            ---          2,394
 Payable to Fund
   shareholders .........             26             16
 Accrued service
   fee (Note 2) .........             43             59
 Accrued accounting
   services fee (Note 2).              4              4
 Accrued management
   fee (Note 2) .........              6              7
 Due to custodian  ......            ---            ---
 Other  .................              2              4
                                --------       --------
    Total liabilities  ..             81          2,484
                                --------       --------
      Total net assets ..       $252,684       $317,900
Net Assets                      ========       ========
 $0.001 par value capital stock (Note 6):
   Capital stock ........        $    11        $    27
   Additional paid-in
    capital  ............        116,622        220,824
 Accumulated undistributed gain (loss):
   Accumulated undistributed net
    investment income  ..             ---           ---
   Accumulated net realized gain
    (loss) on investment
    transactions  .......              1            ---
   Net unrealized appreciation
    (depreciation) of
    investments                  136,050         97,049
                                --------       --------
    Net assets applicable to
      outstanding units
      of capital ........       $252,684       $317,900
                                ========       ========
Net asset value, redemption
 and offering price per share   $22.4087       $11.6130
                                ========        =======
Capital shares outstanding        11,276         27,374
Capital shares authorized        100,000        100,000
                       See notes to financial statements.

TARGET/UNITED FUNDS, INC.
STATEMENT OF OPERATIONS
For the Fiscal Year Ended DECEMBER 31, 1999
(In Thousands)
                                   Asset
                                Strategy       Balanced           Bond
                               Portfolio      Portfolio      Portfolio
                              ----------     ----------     ----------
Investment Income (Loss)
 Income (Note 1B):
   Interest and
    amortization ........         $  425        $ 2,897        $ 7,464
   Dividends ............             70            711            ---
                                  ------        -------        -------
    Total income  .......            495          3,608          7,464
                                  ------        -------        -------
 Expenses (Note 2):
   Investment management
    fee  ................            126            664            593
   Service fee ..........             41            247            272
   Accounting services
    fee  ................             10             37             40
   Custodian fees .......              7             12              9
   Audit fees ...........              6              7              7
   Legal fees ...........            ---              2              2
   Other ................              1              5              6
                                  ------        -------        -------
    Total  ..............            191            974            929
    Less expenses in
      excess of voluntary
      waiver of management
      fee (Note 2).......            (66)           ---            ---
                                  ------        -------        -------
      Total expenses.....            125            974            929
                                  ------        -------        -------
      Net investment
       income (loss)  ...            370          2,634          6,535
                                  ------        -------        -------
Realized and Unrealized Gain (Loss)
 on Investments (Notes 1 and 3)
 Realized net gain (loss)
   on securities ........            807          5,102           (452)
 Realized net loss
   on foreign currency
   transactions .........            ---             (1)           ---
                                  ------        -------        -------
   Realized net gain (loss)
    on investments  .....            807          5,101           (452)
 Unrealized appreciation
   (depreciation) in value
   of investments during
   the period ...........          2,695          2,691         (7,745)
                                  ------        -------        -------
    Net gain (loss) on
      investments .......          3,502          7,792         (8,197)
                                  ------        -------        -------
      Net increase (decrease)
       in net assets
       resulting from
       operations                 $3,872        $10,426        $(1,662)
                                  ======        =======        =======


                       See notes to financial statements.

TARGET/UNITED FUNDS, INC.
STATEMENT OF OPERATIONS
For the Fiscal Year Ended DECEMBER 31, 1999
(In Thousands)
                                  Growth    High Income         Income
                               Portfolio      Portfolio      Portfolio
                              ----------     ----------     ----------
Investment Income (Loss)
 Income (Note 1B):
   Interest and
    amortization ........       $  3,531        $12,313       $ 12,199
   Dividends ............          5,913            145          6,701
                                --------        -------       --------
    Total income  .......          9,444         12,458         18,900
                                --------        -------       --------
 Expenses (Note 2):
   Investment management
    fee  ................          6,469            778          5,984
   Service fee ..........          2,251            295          2,071
   Accounting services
    fee  ................             87             40             85
   Custodian fees .......             46              7             55
   Audit fees ...........              8              7              8
   Legal fees ...........             17              3             16
   Other ................             44              7             42
                                --------        -------       --------
    Total  ..............          8,922          1,137          8,261
    Less expenses in
      excess of voluntary
      waiver of management
      fee (Note 2).......            ---            ---            ---
                                --------        -------        -------
    Total expenses  .....          8,922          1,137          8,261
                                --------        -------       --------
      Net investment
       income (loss)  ...            522         11,321         10,639
                                --------        -------       --------
Realized and Unrealized Gain (Loss)
 on Investments (Notes 1 and 3)
 Realized net gain (loss)
   on securities ........        150,006         (7,976)        51,643
 Realized net loss
   on foreign currency
   transactions .........            ---            ---             (4)
                                --------        -------       --------
   Realized net gain (loss)
    on investments  .....        150,006         (7,976)        51,639
 Unrealized appreciation
   (depreciation) in value
   of investments during
   the period ...........        142,019          1,657         42,185
                                --------        -------       --------
    Net gain (loss) on
      investments .......        292,025         (6,319)        93,824
                                --------        -------       --------
      Net increase (decrease)
       in net assets
       resulting from
       operations               $292,547         $5,002       $104,463
                                ========         ======       ========


                       See notes to financial statements.

TARGET/UNITED FUNDS, INC.
STATEMENT OF OPERATIONS
For the Fiscal Year Ended DECEMBER 31, 1999
(In Thousands)
                           International   Limited-Term   Money Market
                               Portfolio Bond Portfolio      Portfolio
                         ---------------     ----------     ----------
Investment Income (Loss)
 Income (Note 1B):
   Interest and
    amortization ........       $    687           $354         $3,043
   Dividends ............          1,765            ---            ---
                                --------           ----         ------
    Total income  .......          2,452            354          3,043
                                --------           ----         ------
 Expenses (Note 2):
   Investment management
    fee  ................          1,607             29            254
   Service fee ..........            468             14            139
   Accounting services
    fee  ................             42            ---             30
   Custodian fees .......            235              2              8
   Audit fees ...........              8              5              4
   Legal fees ...........              3            ---              4
   Other ................              9              1              3
                                --------           ----         ------
    Total  ..............          2,372             51            442
    Less expenses in
      excess of voluntary
      waiver of management
      fee (Note 2).......            ---            (15)           ---
                                  ------        -------        -------
    Total expenses  .....          2,372             36            442
                                --------           ----         ------
      Net investment
       income (loss)  ...             80            318          2,601
                                --------           ----         ------
Realized and Unrealized Gain (Loss)
 on Investments (Notes 1 and 3)
 Realized net gain (loss)
   on securities ........         23,371             (7)           ---
 Realized net loss
   on foreign currency
   transactions .........           (292)           ---            ---
                                --------           ----         ------
   Realized net gain (loss)
    on investments  .....         23,079             (7)           ---
 Unrealized appreciation
   (depreciation) in value
   of investments during
   the period ...........         94,082           (217)           ---
                                --------           ----         ------
    Net gain (loss) on
      investments .......        117,161           (224)           ---
                                --------           ----         ------
      Net increase (decrease)
       in net assets
       resulting from
       operations               $117,241           $ 94       $  2,601
                                ========           ====         ======


                       See notes to financial statements.

TARGET/UNITED FUNDS, INC.
STATEMENT OF OPERATIONS
For the Fiscal Year Ended DECEMBER 31, 1999
(In Thousands)
                             Science and
                              Technology      Small Cap
                               Portfolio      Portfolio
                           -------------  -------------
Investment Income (Loss)
 Income (Note 1B):
   Interest and
    amortization ........       $    650       $  3,323
   Dividends ............             14            158
                                --------       --------
    Total income  .......            664          3,481
                                --------       --------
 Expenses (Note 2):
   Investment management
    fee  ................            739          1,771
   Service fee ..........            221            506
   Accounting services
    fee  ................             32             47
   Custodian fees .......              9             18
   Audit fees ...........              6              7
   Legal fees ...........              1              4
   Other ................              5             10
                                --------        -------
    Total  ..............          1,013          2,363
    Less expenses in
      excess of voluntary
      waiver of management
      fee (Note 2).......            ---            ---
                                --------       --------
    Total expenses  .....          1,013          2,363
                                --------       --------
      Net investment
       income (loss)  ...           (349)         1,118
                                --------       --------
Realized and Unrealized Gain (Loss)
 on Investments (Notes 1 and 3)
 Realized net gain (loss)
   on securities ........          3,893         11,157
 Realized net loss
   on foreign currency
   transactions .........            ---             (7)
                                --------       --------
   Realized net gain (loss)
    on investments  .....          3,893         11,150
 Unrealized appreciation
   (depreciation) in value
   of investments during
   the period ...........        127,861         93,399
                                --------       --------
    Net gain (loss) on
      investments .......        131,754        104,549
                                --------       --------
      Net increase
       in net assets
       resulting from
       operations               $131,405       $105,667
                                ========       ========


                       See notes to financial statements.

TARGET/UNITED FUNDS, INC.
STATEMENT OF CHANGES IN NET ASSETS
For the Fiscal Year Ended DECEMBER 31, 1999
(In Thousands)
                                   Asset
                                Strategy       Balanced           Bond
                               Portfolio      Portfolio      Portfolio
                             -----------    -----------    -----------
Increase (Decrease) in Net Assets
 Operations:
   Net investment
    income (loss)  ......        $   370       $  2,634       $  6,535
   Realized net gain (loss)
    on investments  .....            807          5,101           (452)
   Unrealized appreciation
    (depreciation)  .....          2,695          2,691         (7,745)
                                 -------       --------       --------
    Net increase (decrease)
      in net assets
      resulting from
      operations.........          3,872         10,426         (1,662)
                                 -------       --------       --------
 Dividends to shareholders (Note 1E):*
   from net investment
   income................           (370)        (2,633)        (6,535)
   from realized gains on
   security transactions.           (807)        (5,102)           ---
                                 -------       --------       --------
                                  (1,177)        (7,735)        (6,535)
                                 -------       --------       --------
 Capital share
   transactions** .......          4,802         22,322          4,437
                                 -------       --------       --------
      Total increase
       (decrease) .......          7,497         25,013         (3,760)
Net Assets
 Beginning of period              14,090         92,220        114,296
                                 -------       --------       --------
 End of period  .........        $21,587       $117,233       $110,536
                                 =======       ========       ========
   Undistributed net investment
    income  .............           $---           $---           $---
                                    ====           ====           ====
                 *See "Financial Highlights" on pages 98 - 108. **Shares issued from sale
 of shares  .............            979          3,789          3,554
Shares issued from reinvest-
 ment of dividends and/or
 capital gains distribution          188          1,058          1,294
Shares redeemed .........           (336)        (1,788)        (3,949)
                                    ----         ------         ------
Increase in outstanding
 capital shares .........            831          3,059            899
                                    ====          =====         ======
Value issued from sale
 of shares  .............         $5,534        $27,717        $19,146
Value issued from reinvest-
 ment of dividends and/or
 capital gains distribution        1,177          7,735          6,535
Value redeemed ..........         (1,909)       (13,130)       (21,244)
                                  ------        -------        -------
Increase in outstanding
 capital  ...............         $4,802        $22,322         $4,437
                                  ======        =======        =======

                       See notes to financial statements.

TARGET/UNITED FUNDS, INC.
STATEMENT OF CHANGES IN NET ASSETS
For the Fiscal Year Ended DECEMBER 31, 1999
(In Thousands)
                                  Growth    High Income         Income
                               Portfolio      Portfolio      Portfolio
                             -----------    -----------    -----------
Increase (Decrease) in Net Assets
 Operations:
   Net investment
    income (loss)  ......      $     522       $ 11,321       $ 10,639
   Realized net gain (loss)
    on investments  .....        150,006         (7,976)        51,639
   Unrealized appreciation
    (depreciation)  .....        142,019          1,657         42,185
                               ---------       --------       --------
    Net increase (decrease)
      in net assets
      resulting from
      operations.........        292,547          5,002        104,463
                               ---------       --------       --------
 Dividends to shareholders (Note 1E):*
   from net investment
   income................           (522)       (11,321)       (10,635)
   from realized gains on
   security transactions.       (150,006)           ---        (51,643)
                               ---------       --------       --------
                                (150,528)       (11,321)       (62,278)
                               ---------       --------       --------
 Capital share
   transactions** .......        195,614            665         87,016
                              ----------       --------       --------
      Total increase
       (decrease)  ......        337,633         (5,654)       129,201
Net Assets
 Beginning of period             825,115        126,353        811,334
                              ----------       --------       --------
 End of period  .........     $1,162,748       $120,699       $940,535
                              ==========       ========       ========
   Undistributed net investment
    income  .............           $---           $---           $---
                                    ====           ====           ====
                 *See "Financial Highlights" on pages 98 - 108. **Shares issued from sale
 of shares  .............         12,932          3,202          9,942
Shares issued from reinvest-
 ment of dividends and/or
 capital gains distribution       13,841          2,715          4,805
Shares redeemed .........         (8,588)        (5,590)        (7,954)
                                  ------         ------         ------
Increase in outstanding
 capital shares .........         18,185            327          6,793
                                  ======         ======         ======
Value issued from sale
 of shares  .............       $133,490        $14,259       $126,991
Value issued from reinvest-
 ment of dividends and/or
 capital gains distribution      150,528         11,321         62,278
Value redeemed ..........        (88,404)       (24,915)      (102,253)
                                --------        -------        -------
Increase in outstanding
 capital  ...............       $195,614        $   665        $87,016
                                ========        =======        =======

                       See notes to financial statements.

TARGET/UNITED FUNDS, INC.
STATEMENT OF CHANGES IN NET ASSETS
For the Fiscal Year Ended DECEMBER 31, 1999
(In Thousands)
                           International   Limited-Term   Money Market
                               Portfolio Bond Portfolio      Portfolio
                          --------------    -----------    -----------
Increase (Decrease) in Net Assets
 Operations:
   Net investment
    income (loss)  ......       $     80         $  318        $ 2,601
   Realized net gain (loss)
    on investments  .....         23,079             (7)           ---
   Unrealized appreciation
    (depreciation)  .....         94,082           (217)           ---
                                --------         ------        -------
    Net increase (decrease)
      in net assets
      resulting from
      operations.........        117,241             94          2,601
                                --------         ------        -------
 Dividends to shareholders (Note 1E):*
   from net investment
   income................            ---           (318)        (2,601)
   from realized gains on
   security transactions.        (23,371)           ---            ---
                                 -------       --------       --------
                                 (23,371)          (318)        (2,601)
                                 -------       --------       --------
 Capital share
   transactions** .......         37,198          1,744         10,379
                                --------         ------        -------
      Total increase
       (decrease)  ......        131,068          1,520         10,379
Net Assets
 Beginning of period             168,961          4,519         54,023
                                --------         ------        -------
 End of period  .........       $300,029         $6,039        $64,402
                                ========         ======        =======
   Undistributed net investment
    income  .............           $---           $---           $---
                                    ====           ====           ====
                 *See "Financial Highlights" on pages 98 - 108. **Shares issued from sale
 of shares  .............          3,867            554        322,588
Shares issued from reinvest-
 ment of dividends and/or
 capital gains distribution        1,958             63          2,601
Shares redeemed .........         (2,300)          (283)      (314,810)
                                  ------           ----       --------
Increase in outstanding
 capital shares .........          3,525            334         10,379
                                  ======           ====       ========

Value issued from sale
 of shares  .............        $33,901         $2,914       $322,588
Value issued from reinvest-
 ment of dividends and/or
 capital gains distribution       23,371            318          2,601
Value redeemed ..........        (20,074)        (1,488)      (314,810)
                                 -------         ------       --------
Increase in outstanding
 capital  ...............        $37,198         $1,744       $ 10,379
                                 =======         ======       ========

                       See notes to financial statements.

TARGET/UNITED FUNDS, INC.
STATEMENT OF CHANGES IN NET ASSETS
For the Fiscal Year Ended DECEMBER 31, 1999
(In Thousands)
                             Science and
                              Technology      Small Cap
                               Portfolio      Portfolio
                             -----------    -----------
Increase (Decrease) in Net Assets
 Operations:
   Net investment
    income (loss)  ......       $   (349)      $  1,118
   Realized net gain (loss)
    on investments  .....          3,893         11,150
   Unrealized appreciation
    (depreciation)  .....        127,861         93,399
                                --------       --------
    Net increase (decrease)
      in net assets
      resulting from
      operations.........        131,405        105,667
                                --------       --------
 Dividends to shareholders (Note 1E):*
   from net investment
   income................            ---         (1,111)
   from realized gains on
   security transactions.         (3,543)        (9,869)
                                --------       --------
                                  (3,543)       (10,980)
                                --------       --------
 Capital share
   transactions** .......         90,227         42,644
                                --------       --------
      Total increase
       (decrease)  ......        218,089        137,331
Net Assets
 Beginning of period              34,595        180,569
                                --------       --------
 End of period  .........       $252,684       $317,900
                                ========       ========
   Undistributed net investment
    income  .............           $---           $---
                                    ====           ====
                 *See "Financial Highlights" on pages 98 - 108.
**Shares issued from sale
 of shares  .............          7,622          6,127
Shares issued from reinvest-
 ment of dividends and/or
 capital gains distribution          158            945
Shares redeemed .........           (685)        (2,549)
                                   -----         ------
Increase in outstanding
 capital shares .........          7,095          4,523
                                   =====         ======

Value issued from sale
 of shares  .............        $95,174         53,564
Value issued from reinvest-
 ment of dividends and/or
 capital gains distribution        3,543         10,980
Value redeemed ..........         (8,490)       (21,900)
                                 -------        -------
Increase in outstanding
 capital  ...............        $90,227        $42,644
                                 =======        =======

                       See notes to financial statements.

TARGET/UNITED FUNDS, INC.
STATEMENT OF CHANGES IN NET ASSETS
For the Fiscal Year Ended DECEMBER 31, 1998
(In Thousands)
                                   Asset
                                Strategy       Balanced           Bond
                               Portfolio      Portfolio      Portfolio
                             -----------    -----------    -----------
Increase in Net Assets
 Operations:
   Net investment
    income   ............        $   344        $ 2,337       $  6,300
   Realized net gain (loss)
    on investments  .....            460            758            783
   Unrealized appreciation
    (depreciation)  .....            225          3,437            369
                                 -------        -------       --------
    Net increase
      in net assets
      resulting from
      operations.........          1,029          6,532          7,452
                                 -------        -------       --------
 Dividends to shareholders (Note 1E):*
   From net investment
    income  .............           (342)        (2,334)        (6,300)
   From realized gains on
    security transactions           (462)          (761)           ---
   In excess of realized
    capital gains  ......            ---            ---            ---
                                 -------        -------       --------
                                    (804)        (3,095)        (6,300)
                                 -------        -------       --------
 Capital share
   transactions** .......          4,055         21,024         13,655
                                 -------        -------       --------
      Total increase ....          4,280         24,461         14,807
Net Assets
 Beginning of period  ...          9,810         67,759         99,489
                                 -------        -------       --------
 End of period  .........        $14,090        $92,220       $114,296
                                 =======        =======       ========
   Undistributed net investment
    income  .............           $---           $---           $---
                                    ====           ====           ====
                 *See "Financial Highlights" on pages 98 - 108. **Shares issued from sale
 of shares  .............            783          3,612          4,066
Shares issued from reinvest-
 ment of dividends and/or
 distributions  .........            149            436          1,157
Shares redeemed .........           (204)        (1,085)        (2,764)
                                     ---          -----          -----
Increase in
 outstanding capital
 shares .................            728          2,963          2,459
                                     ===          =====          =====
Value issued from sale
 of shares  .............         $4,385        $25,583        $22,739
Value issued from reinvest-
 ment of dividends and/or
 distributions  .........            804          3,095          6,300
Value redeemed ..........         (1,134)        (7,654)       (15,384)
                                  ------        -------        -------
Increase in
 outstanding capital  ...         $4,055        $21,024        $13,655
                                  ======        =======        =======

                       See notes to financial statements.

TARGET/UNITED FUNDS, INC.
STATEMENT OF CHANGES IN NET ASSETS
For the Fiscal Year Ended DECEMBER 31, 1998
(In Thousands)
                                                   High
                                  Growth         Income         Income
                               Portfolio      Portfolio      Portfolio
                             -----------    -----------    -----------
Increase in Net Assets
 Operations:
   Net investment
    income   ............       $  3,876       $ 10,944       $  9,832
   Realized net gain (loss)
    on investments  .....         24,895           (338)       110,690
   Unrealized appreciation
    (depreciation)  .....        146,953         (8,207)        16,851
                                --------       --------       --------
    Net increase
      in net assets
      resulting from
      operations.........        175,724          2,399        137,373
                                --------       --------       --------
 Dividends to shareholders (Note 1E):*
   From net investment
    income  .............         (3,904)       (10,944)        (9,799)
   From realized gains on
    security transactions        (24,867)           ---       (110,723)
   In excess of realized
    capital gains  ......            ---            ---            ---
                                --------       --------       --------
                                 (28,771)       (10,944)      (120,522)
                                --------       --------       --------
 Capital share
   transactions** .......         38,803         15,374        157,579
                                --------       --------       --------
      Total increase ....        185,756          6,829        174,430
Net Assets
 Beginning of period  ...        639,359        119,524        636,904
                                --------       --------       --------
 End of period  .........       $825,115       $126,353       $811,334
                                ========       ========       ========
   Undistributed net investment
    income  .............           $---           $---           $---
                                    ====           ====           ====
                 *See "Financial Highlights" on pages 98 - 108. **Shares issued from sale
 of shares  .............         10,497          4,966          9,126
Shares issued from reinvest-
 ment of dividends and/or
 distributions  .........          3,094          2,479          9,771
Shares redeemed .........         (9,341)        (4,037)        (6,369)
                                   -----          -----         ------
Increase in
 outstanding capital
 shares .................          4,250          3,408         12,528
                                   =====          =====         ======
Value issued from sale
 of shares  .............        $88,088        $24,022       $122,003
Value issued from reinvest-
 ment of dividends and/or
 distributions  .........         28,771         10,944        120,522
Value redeemed ..........        (78,056)       (19,592)       (84,946)
                                 -------        -------       --------
Increase in
 outstanding capital  ...        $38,803        $15,374       $157,579
                                 =======        =======       ========

                       See notes to financial statements.

TARGET/UNITED FUNDS, INC.
STATEMENT OF CHANGES IN NET ASSETS
For the Fiscal Year Ended DECEMBER 31, 1998
(In Thousands)
                           International   Limited-Term   Money Market
                               Portfolio      Portfolio      Portfolio
                             -----------    -----------    -----------
Increase in Net Assets
 Operations:
   Net investment
    income  .............        $   814         $  240        $ 2,230
   Realized net gain (loss)
    on investments  .....         13,612              9            ---
   Unrealized appreciation
    (depreciation)  .....         25,132             18            ---
                                --------         ------        -------
    Net increase
      in net assets
      resulting from
      operations.........         39,558            267          2,230
                                --------         ------        -------
 Dividends to shareholders (Note 1E):*
   From net investment
    income  .............           (698)          (240)        (2,230)
   From realized gains on
    security transactions        (13,728)            (9)           ---
   In excess of realized
    capital gains  ......            ---            ---            ---
                                --------         ------        -------
                                 (14,426)          (249)        (2,230)
                                --------         ------        -------
 Capital share
   transactions** .......         29,198            249         10,723
                                --------         ------        -------
      Total increase ....         54,330            267         10,723
Net Assets
 Beginning of period  ...        114,631          4,252         43,300
                                --------         ------        -------
 End of period  .........       $168,961         $4,519        $54,023
                                ========         ======        =======
   Undistributed net investment
    income  .............           $---           $---           $---
                                    ====           ====           ====
                 *See "Financial Highlights" on pages 98 - 108. **Shares issued from sale
 of shares  .............          3,799            376        261,150
Shares issued from reinvest-
 ment of dividends and/or
 distributions  .........          1,846             48          2,230
Shares redeemed .........         (1,987)          (379)      (252,657)
                                   -----            ---        -------
Increase in
 outstanding capital
 shares .................          3,658             45         10,723
                                   =====            ===        =======
Value issued from sale
 of shares  .............        $30,196         $2,035       $261,150
Value issued from reinvest-
 ment of dividends and/or
 distributions  .........         14,426            249          2,230
Value redeemed ..........        (15,424)        (2,035)      (252,657)
                                 -------         ------       --------
Increase in
 outstanding capital  ...        $29,198         $  249       $ 10,723
                                 =======         ======       ========


                       See notes to financial statements.

TARGET/UNITED FUNDS, INC.
STATEMENT OF CHANGES IN NET ASSETS
For the Fiscal Year Ended DECEMBER 31, 1998
(In Thousands)
                             Science and
                              Technology      Small Cap
                               Portfolio      Portfolio
                             -----------    -----------
Increase in Net Assets
 Operations:
   Net investment
    income  .............        $    13       $  1,558
   Realized net gain (loss)
    on investments  .....            624         23,232
   Unrealized appreciation
    (depreciation)  .....          7,947         (8,246)
                                 -------       --------
    Net increase
      in net assets
      resulting from
      operations.........          8,584         16,544
                                 -------       --------
 Dividends to shareholders (Note 1E):*
   From net investment
    income  .............            (13)        (1,558)
   From realized gains on
    security transactions           (624)       (23,232)
   In excess of realized
    capital gains  ......            ---         (1,288)
                                 -------       --------
                                    (637)       (26,078)
                                 -------       --------
 Capital share
   transactions** .......         16,441         41,865
                                 -------       --------
      Total increase ....         24,388         32,331
Net Assets
 Beginning of period  ...         10,207        148,238
                                 -------       --------
 End of period  .........        $34,595       $180,569
                                 =======       ========
   Undistributed net investment
    income  .............           $---           $---
                                    ====           ====
                 *See "Financial Highlights" on pages 98 - 108.
**Shares issued from sale
 of shares  .............          2,835          3,803
Shares issued from reinvest-
 ment of dividends and/or
 distributions  .........             77          3,300
Shares redeemed .........           (499)        (2,044)
                                   -----          -----
Increase in
 outstanding capital
 shares .................          2,413          5,059
                                   =====          =====
Value issued from sale
 of shares  .............        $19,146        $33,860
Value issued from reinvest-
 ment of dividends and/or
 distributions  .........            637         26,079
Value redeemed ..........         (3,342)       (18,074)
                                 -------        -------
Increase in
 outstanding capital  ...        $16,441         41,865
                                 =======        =======

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
THE ASSET STRATEGY PORTFOLIO
For a Share of Capital Stock Outstanding Throughout Each Period:

                                    For the fiscal year        For the
                                      ended December 31,        period
                             ----------------------------------  ended
                                 1999     1998     1997    1996 12/31/95*
                              -------  -------  ------- -------  -------
Net asset value,
 beginning of
 period  ...........           $5.3868 $5.1969  $5.1343 $5.0137  $5.0000
                               ------- -------  ------- -------  -------
Income from investment operations:
 Net investment
   income ..........            0.1138  0.1391   0.1915  0.1814   0.0717
 Net realized and
   unrealized gain
   on investments ..            1.1232  0.3779   0.5277  0.1206   0.0193
                               ------- -------  ------- -------  -------
Total from investment
 operations  .......            1.2370  0.5170   0.7192  0.3020   0.0910
                               ------- -------  ------- -------  -------
Less distributions:
 From net investment
   income ..........           (0.1136)(0.1391) (0.1919)(0.1814) (0.0713)
 From capital gains            (0.2477)(0.1880) (0.4647)(0.0000) (0.0060)
                               ------- -------  ------- -------  -------
Total distributions            (0.3613)(0.3271) (0.6566)(0.1814) (0.0773)
                               ------- -------  ------- -------  -------
Net asset value,
 end of period  ....           $6.2625 $5.3868  $5.1969 $5.1343  $5.0137
                               ======= =======  ======= =======  =======
Total return........           22.96%   9.95%   14.01%   6.05%    1.80%
Net assets, end of
 period (in
 millions)  ........             $22     $14      $10      $8       $4
Ratio of expenses
 to average net
 assets ............            0.73%   1.07%    0.93%   0.93%    0.91%
Ratio of net investment
 income to average
 net assets  .......            2.18%   2.97%    3.55%   3.92%    4.42%
Portfolio turnover
 rate  .............          179.63% 189.02%  222.50%  49.92%  149.17%

*The Asset Strategy Portfolio's inception date is February 14, 1995; however, since this Portfolio did not have any investment activity or incur expenses prior to the date of initial offering, the per share information is for a capital share outstanding for the period from May 1, 1995 (initial offering) through December 31, 1995. Ratios have been annualized.

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
THE BALANCED PORTFOLIO
For a Share of Capital Stock Outstanding Throughout Each Period:

                                For the fiscal year ended December 31,
                               -----------------------------------------
                                 1999     1998     1997    1996   1995
                               -------  ------  ------- -------  -------
Net asset value,
 beginning of
 period  ...........           $7.1081  6.7686  $6.1967 $5.9000  $4.9359
                               -------  ------  ------- -------  -------
Income from investment operations:
 Net investment
   income ..........            0.1760  0.1865   0.1805  0.1594   0.1333
 Net realized and
   unrealized gain
   on investments ..            0.5446  0.4003   0.9650  0.5003   1.0611
                               -------  ------  ------- -------  -------
Total from investment
 operations  .......            0.7206  0.5868   1.1455  0.6597   1.1944
                               -------  ------  ------- -------  -------
Less distributions:
 From net investment
   income ..........           (0.1759)(0.1865) (0.1805)(0.1594) (0.1333)
 From capital gains            (0.3408)(0.0608) (0.3931)(0.2036) (0.0970)
                               -------  ------  ------- -------  -------
Total distributions            (0.5167)(0.2473) (0.5736)(0.3630) (0.2303)
                               -------  ------  ------- -------  -------
Net asset value,
 end of period  ....           $7.3120 $7.1081  $6.7686 $6.1967  $5.9000
                               ======= =======  ======= =======  =======
Total return........           10.14%   8.67%   18.49%  11.19%   24.19%
Net assets, end of period
 (in millions)  ....            $117     $92      $68     $42      $24
Ratio of expenses
 to average net
 assets ............            0.95%   0.74%    0.67%   0.70%    0.72%
Ratio of net investment
 income to average
 net assets  .......            2.56%   2.92%    3.06%   3.18%    3.22%
Portfolio turnover
 rate  .............           62.90%  54.62%   55.66%  44.23%   62.87%


                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
THE BOND PORTFOLIO
For a Share of Capital Stock Outstanding Throughout Each Period:

                                For the fiscal year ended December 31,
                               -----------------------------------------
                                 1999     1998     1997    1996   1995
                               ------- -------  ------- -------  -------
Net asset value,
 beginning of
 period  ...........           $5.4451 $5.3686  $5.2004 $5.3592  $4.7393
                               ------- -------  ------- -------  -------
Income from investment
 operations:
 Net investment
   income ..........            0.3173  0.3180   0.3400  0.3407   0.3556
 Net realized and
   unrealized gain
   (loss) on
   investments .....           (0.3954) 0.0765   0.1682 (0.1588)  0.6202
                               ------- -------  ------- -------  -------
Total from investment
 operations  .......           (0.0781) 0.3945   0.5082  0.1819   0.9758
                               ------- -------  ------- -------  -------
Less distributions:
 From net investment
   income ..........           (0.3173)(0.3180) (0.3400)(0.3407) (0.3559)
 From capital gains            (0.0000)(0.0000) (0.0000)(0.0000) (0.0000)
                               ------- -------  ------- -------  -------
Total distributions.           (0.3173)(0.3180) (0.3400)(0.3407) (0.3559)
                               ------- -------  ------- -------  -------
Net asset value,
 end of period  ....           $5.0497 $5.4451  $5.3686 $5.2004  $5.3592
                               ======= =======  ======= =======  =======
Total return .......           -1.44%   7.35%    9.77%   3.43%   20.56%
Net assets, end of
 period (in
 millions)  ........            $111    $114      $99     $92      $89
Ratio of expenses
 to average net
 assets ............            0.81%   0.67%    0.58%   0.59%    0.60%
Ratio of net investment
 income to average
 net assets  .......            5.73%   5.99%    6.35%   6.39%    6.73%
Portfolio turnover
 rate  .............           47.27%  32.75%   36.81%  64.02%   71.17%


                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
THE GROWTH PORTFOLIO
For a Share of Capital Stock Outstanding Throughout Each Period:

                                For the fiscal year ended December 31,
                               -----------------------------------------
                                 1999     1998     1997    1996   1995
                               ------- -------  ------- -------  -------
Net asset value,
 beginning of
 period  ...........          $ 9.2989 $7.5679  $6.7967 $6.8260  $5.8986
                              -------- -------  ------- -------  -------
Income from investment
 operations:
 Net investment
   income ..........            0.0056  0.0456   0.0574  0.0990   0.0903
 Net realized and
   unrealized gain
   on investments ..            3.1886  2.0215   1.4003  0.7478   2.1842
                              -------- -------  ------- -------  -------
Total from investment
 operations  .......            3.1942  2.0671   1.4577  0.8468   2.2745
                              -------- -------  ------- -------  -------
Less distributions:
 From net investment
   income ..........           (0.0056)(0.0456) (0.0570)(0.0990) (0.0903)
 From capital gains            (1.6124)(0.2905) (0.6295)(0.7771) (1.2568)
                              -------- -------  ------- -------  -------
Total distributions.           (1.6180)(0.3361) (0.6865)(0.8761) (1.3471)
                              -------- -------  ------- -------  -------
Net asset value,
 end of period  ....          $10.8751 $9.2989  $7.5679 $6.7967  $6.8260
                              ======== =======  ======= =======  =======
Total return .......           34.35%  27.31%   21.45%  12.40%   38.57%
Net assets, end of
 period (in
 millions)  ........          $1,163    $825     $639    $513     $419
Ratio of expenses
 to average net
 assets ............            0.96%   0.80%    0.72%   0.73%    0.75%
Ratio of net investment
 income to average
 net assets  .......            0.06%   0.55%    0.75%   1.44%    1.35%
Portfolio turnover
 rate  .............           65.82%  75.58%  162.41% 243.00%  245.80%


                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
THE HIGH INCOME PORTFOLIO
For a Share of Capital Stock Outstanding Throughout Each Period:

                                For the fiscal year ended December 31,
                               -----------------------------------------
                                 1999     1998     1997    1996   1995
                               ------- -------  ------- -------  -------
Net asset value,
 beginning of
 period  ...........           $4.4143 $4.7402  $4.5750 $4.4448  $4.1118
                               ------- -------  ------- -------  -------
Income from investment
 operations:
 Net investment
   income ..........            0.4313  0.4185   0.4098  0.4216   0.4165
 Net realized and
   unrealized gain
   (loss) on
   investments .....           (0.2452)(0.3259)  0.2324  0.1302   0.3330
                               ------- -------  ------- -------  -------
Total from investment
 operations  .......            0.1861  0.0926   0.6422  0.5518   0.7495
                               ------- -------  ------- -------  -------
Less distributions:
 From net investment
   income ..........           (0.4313)(0.4185) (0.4098)(0.4216) (0.4165)
 From capital gains            (0.0000)(0.0000) (0.0672)(0.0000) (0.0000)
                               ------- -------  ------- -------  -------
Total distributions            (0.4313)(0.4185) (0.4770)(0.4216) (0.4165)
                               ------- -------  ------- -------  -------
Net asset value,
 end of period  ....           $4.1691 $4.4143  $4.7402 $4.5750  $4.4448
                               ======= =======  ======= =======  =======
Total return .......            4.22%   1.95%   14.04%  12.46%   18.19%
Net assets, end of
 period (in
 millions)  ........            $121    $126     $120     $97      $87
Ratio of expenses
 to average net
 assets ............            0.92%   0.77%    0.70%   0.71%    0.72%
Ratio of net investment
 income to average
 net assets  .......            9.17%   8.76%    8.79%   9.10%    9.25%
Portfolio turnover
 rate  .............           87.84%  63.64%   65.28%  58.91%   41.78%


                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
THE INCOME PORTFOLIO
For a Share of Capital Stock Outstanding Throughout Each Period:

                                For the fiscal year ended December 31,
                               -----------------------------------------
                                 1999     1998     1997    1996   1995
                               ------- -------  ------- -------  -------
Net asset value,
 beginning of
 period  ...........          $12.3351$11.9615 $10.1373$ 8.6756  $6.7689
                              ---------------- ----------------  -------
Income from investment
 operations:
 Net investment
   income ..........            0.1571  0.1752   0.0916  0.0856   0.0839
 Net realized and
   unrealized gain
   on investments ..            1.3879  2.3532   2.5598  1.6280   2.0525
                              ---------------- ----------------  -------
Total from investment
 operations  .......            1.5450  2.5284   2.6514  1.7136   2.1364
                              ---------------- ----------------  -------
Less distributions:
 From net investment
   income ..........           (0.1570)(0.1752) (0.0915)(0.0856) (0.0839)
 From capital gains            (0.7622)(1.9796) (0.7357)(0.1663) (0.1457)
 In excess of
   capital gains ...           (0.0000)(0.0000) (0.0000)(0.0000) (0.0001)
                              ---------------- ----------------  -------
Total distributions.           (0.9192)(2.1548) (0.8272)(0.2519) (0.2297)
                              -------- ------- ----------------  -------
Net asset value,
 end of period  ....          $12.9609$12.3351 $11.9615$10.1373  $8.6756
                              ================ ================  =======
Total return........           12.52%  21.14%   26.16%  19.75%   31.56%
Net assets, end of
 period (in
 millions)  ........            $941    $811     $637    $462     $331
Ratio of expenses
 to average net
 assets ............            0.96%   0.80%    0.72%   0.73%    0.77%
Ratio of net investment
 income to average
 net assets  .......            1.23%   1.35%    0.80%   0.97%    1.13%
Portfolio turnover
 rate  .............           70.20%  62.84%   36.61%  22.95%   15.00%


                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
THE INTERNATIONAL PORTFOLIO
For a Share of Capital Stock Outstanding Throughout Each Period:

                                For the fiscal year ended December 31,
                               ---------------------------------------
                                1999     1998    1997    1996     1995
                               ------   ------  ------- --------------
Net asset value,
 beginning of
 period  ...........          $ 7.8176 $6.3842  $5.9990 $5.2790  $4.9926
                              -------- -------  ------- -------  -------
Income from investment operations:
 Net investment
   income ..........            0.0032  0.0353   0.0485  0.0644   0.0846
 Net realized and
   unrealized gain
   on investments...            5.1235  2.1283   0.9534  0.7329   0.2790
                              -------- -------  ------- -------  -------
Total from investment
 operations  .......            5.1267  2.1636   1.0019  0.7973   0.3636
                              -------- -------  ------- -------  -------
Less distributions:
 From net investment
   income ..........           (0.0000)(0.0353) (0.0463)(0.0644) (0.0772)
 From capital gains            (1.0089)(0.6949) (0.5704)(0.0129) (0.0000)
                              -------- -------  ------- -------  -------
Total distributions.           (1.0089)(0.7302) (0.6167)(0.0773) (0.0772)
                              -------- -------  ------- -------  -------
Net asset value,
 end of period  ....          $11.9354 $7.8176  $6.3842 $5.9990  $5.2790
                              ======== =======  ======= =======  =======
Total return........           65.58%  33.89%   16.70%  15.11%    7.28%
Net assets, end of
 period (in
 millions)  ........            $300    $169     $115     $80      $50
Ratio of expenses
 to average net
 assets ............            1.21%   1.02%    0.98%   1.00%    1.02%
Ratio of net investment
 income to average
 net assets  .......            0.04%   0.47%    0.79%   1.42%    1.99%
Portfolio turnover
 rate  .............          118.71%  88.84%  117.37%  75.01%   34.93%


                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
THE LIMITED-TERM BOND PORTFOLIO
For a Share of Capital Stock Outstanding Throughout Each Period:

                               For the fiscal year ended December 31,
                               ----------------------------------------
                                1999     1998    1997    1996    1995
                              -------  -------  ------- ------- -------
Net asset value,
 beginning of
 period  ...........           $5.2292 $5.1882  $5.1639 $5.2521  $4.8611
                               ------- -------  ------- -------  -------
Income from investment
 operations:
 Net investment
   income ..........            0.2799  0.2935   0.3086  0.2842   0.2841
 Net realized and
   unrealized gain (loss)
   on investments ..           (0.1887) 0.0522   0.0451 (0.0870)  0.4122
                               ------- -------  ------- -------  -------
Total from investment
 operations  .......            0.0912  0.3457   0.3537  0.1972   0.6963
                               ------- -------  ------- -------  -------
Less distributions:
 From net investment
   income ..........           (0.2799)(0.2935) (0.3086)(0.2842) (0.2841)
 From capital gains            (0.0000)(0.0112) (0.0208)(0.0012) (0.0212)
                               ------- -------  ------- -------  -------
Total distributions            (0.2799)(0.3047) (0.3294)(0.2854) (0.3053)
                               ------- -------  ------- -------  -------
Net asset value,
 end of period  ....           $5.0405 $5.2292  $5.1882 $5.1639  $5.2521
                               ======= =======  ======= =======  =======
Total return........            1.74%   6.66%    6.85%   3.79%   14.29%
Net assets, end of
 period (in
 millions)  ........              $6      $5       $4      $4       $3
Ratio of expenses to
 average net assets             0.64%   0.79%    0.73%   0.76%    0.71%
Ratio of net investment
 income to average
 net assets  .......            5.63%   5.65%    5.93%   5.92%    6.22%
Portfolio turnover
 rate  .............           22.81%  47.11%   35.62%  15.81%   18.16%


                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
THE MONEY MARKET PORTFOLIO
For a Share of Capital Stock Outstanding Throughout Each Period:

                                For the fiscal year ended December 31,
                               -----------------------------------------
                                 1999     1998     1997    1996   1995
                               ------- -------  ------- -------  -------
Net asset value,
 beginning of
 period  ...........           $1.0000 $1.0000  $1.0000 $1.0000  $1.0000
                               ------- -------  ------- -------  -------
Net investment
 income  ...........            0.0450  0.0492   0.0503  0.0486   0.0542
Less dividends
 declared  .........           (0.0450)(0.0492) (0.0503)(0.0486) (0.0542)
                               ------- -------  ------- -------  -------
Net asset value,
 end of period  ....           $1.0000 $1.0000  $1.0000 $1.0000  $1.0000
                               ======= =======  ======= =======  =======
Total return .......            4.62%   5.04%    5.13%   5.01%    5.56%
Net assets, end of
 period (in
 millions)  ........             $64     $54      $43     $37      $37
Ratio of expenses
 to average net
 assets ............            0.77%   0.68%    0.58%   0.61%    0.62%
Ratio of net investment
 income to average
 net assets  .......            4.51%   4.90%    5.04%   4.87%    5.42%


                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
THE SCIENCE AND TECHNOLOGY PORTFOLIO
For a Share of Capital Stock Outstanding Throughout Each Period:

                               For the fiscal
                                 year ended             For the
                                 December 31,            period
                               ---------------            ended
                                1999    1998           12/31/97*
                               ------- -------         ----------
Net asset value,
 beginning of
 period  ...........          $ 8.2750 $5.7726          $5.0000
                              -------- -------          -------
Income from investment operations:
 Net investment
   income (loss) ...           (0.0309) 0.0032           0.0146
 Net realized and
   unrealized gain
   on investments ..           14.4840  2.6551           0.7971
                              -------- -------          -------
Total from investment
 operations  .......           14.4531  2.6583           0.8117
                              -------- -------          -------
Less distributions:
 From net investment
   income ..........           (0.0000)(0.0032)         (0.0146)
 From capital gains            (0.3194)(0.1527)         (0.0245)
                              -------- -------          -------
Total distributions            (0.3194)(0.1559)         (0.0391)
                              -------- -------          -------
Net asset value,
 end of period  ....          $22.4087 $8.2750          $5.7726
                              ======== =======          =======
Total return........          174.66%  46.05%           16.24%
Net assets, end of
 period (in
 millions)  ........            $253     $35              $10
Ratio of expenses
 to average net
 assets ............            1.10%   0.92%            0.94%
Ratio of net investment
 income (loss) to average
 net assets  .......           -0.38%   0.07%            0.64%
Portfolio turnover
 rate  .............           47.36%  64.72%           15.63%

  *The Science and Technology Portfolio's inception date is March 13, 1997;
   however, since this Portfolio did not have any investment activity or incur expenses prior to the date of initial offering, the per share information is for a capital share outstanding for the period from April 4, 1997 (initial offering) through December 31, 1997. Ratios have been annualized.


                          See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
THE SMALL CAP PORTFOLIO
For a Share of Capital Stock Outstanding Throughout Each Period:

                                  For the fiscal year ended December 31,
                              ------------------------------------------
                                  1999    1998     1997    1996     1995
                               ------- -------  ------- -------  -------
Net asset value, beginning
 of period  ........          $ 7.9019 $8.3316  $8.0176 $7.6932  $5.9918
                              -------- -------  ------- -------  -------
Income from investment
 operations:
 Net investment
   income ..........            0.0423  0.0798   0.0279  0.0170   0.0900
 Net realized and
   unrealized gain
   on investments ..            4.0847  0.8255   2.5004  0.6367   1.8470
                              -------- -------  ------- -------  -------
Total from investment
 operations  .......            4.1270  0.9053   2.5283  0.6537   1.9370
                              -------- -------  ------- -------  -------
Less distributions:
 From net investment
   income ..........           (0.0421)(0.0798) (0.0282)(0.0170) (0.0900)
 From capital gains            (0.3738)(1.2027) (2.1861)(0.3123) (0.1456)
 In excess of realized
   capital gains ...           (0.0000)(0.0525) (0.0000)(0.0000) (0.0000)
                              -------- -------  ------- -------  -------
Total distributions            (0.4159)(1.3350) (2.2143)(0.3293) (0.2356)
                              -------- -------  ------- -------  -------
Net asset value,
 end of period  ....          $11.6130 $7.9019  $8.3316 $8.0176  $7.6932
                              ======== =======  ======= =======  =======
Total return........           52.23%  10.87%   31.53%   8.50%   32.32%
Net assets, end of period
 (in millions)  ....            $318    $181     $148     $97      $56
Ratio of expenses
 to average net
 assets ............            1.12%   0.97%    0.90%   0.91%    0.96%
Ratio of net investment
 income to average
 net assets  .......            0.53%   0.94%    0.32%   0.25%    1.77%
Portfolio turnover
 rate  .............          130.99% 177.32%  211.46% 133.77%   43.27%


                       See notes to financial statements.

TARGET/UNITED FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999

NOTE 1 -- Significant Accounting Policies

     Target/United Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Capital stock is currently divided into the eleven classes that are designated the Asset Strategy Portfolio, the Balanced Portfolio, the Bond Portfolio, the Growth Portfolio, the High Income Portfolio, the Income Portfolio, the International Portfolio, the Limited-Term Bond Portfolio, the Money Market Portfolio, the Science and Technology Portfolio and the Small Cap Portfolio.
The assets belonging to each Portfolio are held separately by the Custodian.
The capital shares of each Portfolio represent a pro rata beneficial interest in the principal, net income (loss), and realized and unrealized capital gains or losses of its respective investments and other assets. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Securities for which quotations are not readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Original issue discount (as defined in the Internal Revenue Code), premiums on the purchase of bonds and post-1984 market discount are amortized for both financial and tax reporting purposes. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis. For International Portfolio, dividend income is net of foreign withholding taxes of $85,487. See Note 3 -- Investment Securities Transactions.

C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Accordingly, provision has not been made for Federal income taxes. See
     Note 4 -- Federal Income Tax Matters.

E. Dividends and distributions -- Dividends and distributions to shareholders are recorded by each Portfolio on the record date. Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers. At December 31, 1999, International Growth Portfolio and Science and Technology Portfolio reclassified $212,039 and 348,762, respectively, between accumulated undistributed net investment income and accumulated undistributed net realized gain on investment transactions. Net investment income, net realized gains and net assets were not affected by these changes.

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management And Payments To Affiliated Persons

     The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee is payable by each Portfolio at the following annual rates:

                                                                 Annual
     Fund                     Net Asset Breakpoints              Rate
     ------------------------------------------------------------------
     Asset Strategy Portfolio Up to $1 Billion                   .700%
                              Over $1 Billion up to $2 Billion   .650%
                              Over $2 Billion up to $3 Billion   .600%
                              Over $3 Billion                    .550%

     Balanced Portfolio       Up to $1 Billion                   .700%
                              Over $1 Billion up to $2 Billion   .650%
                              Over $2 Billion up to $3 Billion   .600%
                              Over $3 Billion                    .550%

     Bond Portfolio           Up to $500 Million                 .525%
                              Over $500 Million up to $1 Billion .500%
                              Over $1 Billion up to $1.5 Billion .450%
                              Over $1.5 Billion                  .400%

     Growth Portfolio         Up to $1 Billion                   .700%
                              Over $1 Billion up to $2 Billion   .650%
                              Over $2 Billion up to $3 Billion   .600%
                              Over $3 Billion                    .550%

     High Income Portfolio    Up to $500 Million                 .625%
                              Over $500 Million up to $1 Billion .600%
                              Over $1 Billion up to $1.5 Billion .550%
                              Over $1.5 Billion                  .500%

     Income Portfolio         Up to $1 Billion                   .700%
                              Over $1 Billion up to $2 Billion   .650%
                              Over $2 Billion up to $3 Billion   .600%
                              Over $3 Billion                    .550%

     International Portfolio  Up to $1 Billion                   .850%
                              Over $1 Billion up to $2 Billion   .830%
                              Over $2 Billion up to $3 Billion   .800%
                              Over $3 Billion                    .760%

     Limited-Term Bond        Up to $500 Million                 .500%
         Portfolio            Over $500 Million up to $1 Billion .450%
                              Over $1 Billion up to $1.5 Billion .400%
                              Over $1.5 Billion                  .350%

     Money Market Portfolio   All Net Assets                     .400%

     Science and Technology   Up to $1 Billion                   .850%
         Portfolio            Over $1 Billion up to $2 Billion   .830%
                              Over $2 Billion up to $3 Billion   .800%
                              Over $3 Billion                    .760%

     Small Cap Portfolio      Up to $1 Billion                   .850%
                              Over $1 Billion up to $2 Billion   .830%
                              Over $2 Billion up to $3 Billion   .800%
                              Over $3 Billion                    .760%

     However, Waddell & Reed Investment Company ("WRIMCO"), the Fund's investment manager, has agreed to waive a Portfolio's management fee on any day that the Portfolio's net assets are less than $25 million, subject to its right to change or modify this waiver.

     Prior to June 30, 1999, the fee consisted of two elements: (i) a "Specific" fee computed on net asset value as of the close of business each day at the following annual rates: Asset Strategy Portfolio - .30% of net assets; Balanced Portfolio - .10% of net assets; Bond Portfolio - .03% of net assets; Growth Portfolio - .20% of net assets; High Income Portfolio - .15% of net assets; Income Portfolio - .20% of net assets; International Portfolio - .30% of net assets; Limited-Term Bond Portfolio - .05% of net assets; Money Market Portfolio
- none; Science and Technology Portfolio - .20% of net assets; Small Cap Portfolio - .35% of net assets and (ii) a base fee computed each day on the combined net asset values of all of the Portfolios and allocated among the Portfolios based on their relative net asset size at the annual rates of .51% of the first $750 million of combined net assets, .49% on that amount between $750 million and $1.5 billion, .47% between $1.5 billion and $2.25 billion, and .45% of that amount over $2.25 billion. The Fund accrues and pays this fee daily.

     Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), WRIMCO, a wholly owned subsidiary of W&R, serves as the Fund's investment manager.

     The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of each Portfolio. For these services, each Portfolio pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level                  Annual Fee
          (all dollars in millions)    Rate for Each Portfolio
          --------------------------   -----------------------
          From $    0  to $   10                  $      0
          From $   10  to $   25                  $ 10,000
          From $   25  to $   50                  $ 20,000
          From $   50  to $  100                  $ 30,000
          From $  100  to $  200                  $ 40,000
          From $  200  to $  350                  $ 50,000
          From $  350  to $  550                  $ 60,000
          From $  550  to $  750                  $ 70,000
          From $  750  to $1,000                  $ 85,000
               $1,000 and Over                    $100,000

     The Fund has adopted a Service Plan pursuant to Rule 12b-1 of the 1940 Act. Under the Plan, each Portfolio may pay monthly a fee to W&R in an amount not to exceed 0.25% of the Portfolio's average annual net assets. The fee is to be paid to compensate W&R for amounts it expends in connection with the provision of personal services to Policyowners and/or maintenance of Policyowner accounts.

     The Fund paid Directors' fees of $89,385, which are included in other expenses.

     W&R is a subsidiary of Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Security Transactions

     Investment securities transactions for the fiscal year ended December 31, 1999 are summarized as follows:

                            Asset Strategy      Balanced          Bond
                                 Portfolio     Portfolio     Portfolio
                               -----------     ---------     ---------
Purchases of investment
 securities, excluding short-
 term and U.S. Government
 obligations                   $25,806,243  $ 66,463,487  $ 20,807,660
Purchases of U.S. Government
 obligations                     6,013,906     4,129,375    37,428,183
Purchases of short-term
 securities                     27,207,584   413,844,337   254,402,854
Proceeds from maturities
 and sales of investment
 securities, excluding
 short-term and U.S.
 Government obligations         16,555,287    51,079,103    22,622,336
Proceeds from maturities
 and sales of U.S.
 Government obligations         11,774,115     3,570,109    28,085,525
Proceeds from maturities
 and sales of short-term
 securities                     26,661,712   411,993,689   257,435,324

                                                    High
                                    Growth        Income        Income
                                 Portfolio     Portfolio     Portfolio
                               -----------     ---------     ---------
Purchases of investment
 securities, excluding short-
 term and U.S. Government
 obligations                  $687,993,523  $103,540,844  $439,652,972
Purchases of U.S. Government
 obligations                           ---           ---   129,121,067
Purchases of short-term
 securities                  1,877,295,055   215,465,170 2,527,272,290
Proceeds from maturities
 and sales of investment
 securities, excluding
 short-term and U.S.
 Government obligations        572,175,503   102,128,778   290,475,382
Proceeds from maturities
 and sales of U.S.
 Government obligations                ---           ---   246,548,458
Proceeds from maturities
 and sales of short-term
 securities                  1,944,071,948   219,070,921 2,526,722,461

                                              Limited-    Science and
                             International    Term Bond     Technology
                                 Portfolio    Portfolio      Portfolio
                               -----------    ---------      ---------
Purchases of investment
 securities, excluding short-
 term and U.S. Government
 obligations                  $233,850,471    $2,087,187  $106,163,538
Purchases of U.S. Government
 obligations                           ---       800,874           ---
Purchases of short-term
 securities                    518,597,127     4,516,168   327,820,146
Proceeds from maturities
 and sales of investment
 securities, excluding
 short-term and U.S.
 Government obligations        213,016,412       892,308    39,378,062
Proceeds from maturities
 and sales of U.S.
 Government obligations          6,281,727       308,213           ---
Proceeds from maturities
 and sales of short-term
 securities                    522,177,072     4,444,822   309,135,000

                                 Small Cap
                                 Portfolio
                               -----------
Purchases of investment
 securities, excluding short-
 term and U.S. Government
 obligations                $  229,791,759
Purchases of U.S. Government
 obligations                           ---
Purchases of short-term
 securities                  1,538,285,019
Proceeds from maturities
 and sales of investment
 securities, excluding
 short-term and U.S.
 Government obligations        197,519,284
Proceeds from maturities
 and sales of U.S.
 Government obligations                ---
Proceeds from maturities
 and sales of short-term
 securities                  1,542,683,333

     For Federal income tax purposes, cost of investments owned at December 31, 1999, and the related unrealized appreciation (depreciation) were as follows:

                                                            Aggregate
                                                         Appreciation
                             CostAppreciationDepreciation(Depreciation)
                     ------------------------------------------------
Asset Strategy Portfolio$ 18,499,341$ 3,859,054$   (789,730)$  3,069,324
Balanced Portfolio    103,836,767  16,746,814 (3,422,252)  13,324,562
Bond Portfolio        112,859,698     424,408 (4,218,214) (3,793,806)
Growth Portfolio      791,987,587 395,272,754(18,492,460) 376,780,294
High Income Portfolio 119,674,781   5,928,487 (6,692,831)   (764,344)
Income Portfolio      654,698,479 312,446,884(28,801,645) 283,645,239
International Portfolio166,689,421136,627,016 (3,622,410) 133,004,606
Limited-Term Bond Portfolio6,105,767    2,431   (158,192)   (155,761)
Money Market Portfolio 65,197,226         ---        ---          ---
Science and Technology
  Portfolio           116,087,893 138,792,748 (2,743,053) 136,049,695
Small Cap Portfolio   222,909,794 108,421,681(11,372,474)  97,049,207

NOTE 4 -- Federal Income Tax Matters

     The Fund's income and expenses attributed to each Portfolio and the gains and losses on security transactions of each Portfolio have been attributed to that Portfolio for Federal income tax purposes as well as accounting purposes. For Federal income tax purposes, Balanced, Growth and Income Portfolios realized capital gain net income of $5,259,986, $150,137,791 and $51,642,656, respectively, during the year ended December 31, 1999. For Federal income tax purposes, Asset Strategy, International and Science and Technology Portfolios realized capital gain net income of $854,740, $23,584,801, and $3,955,213, respectively, during the year ended December 31, 1999, which included the effect of certain losses deferred into the next fiscal year (see discussion below).
For Federal income tax purposes, Small Cap Portfolio realized capital gain net income of $9,864,410 during the year ended December 31, 1999, which included the effect of certain losses recognized from the prior year (see discussion below). For Federal income tax purposes, Bond Portfolio realized capital gains of $51,938 during the year ended December 31, 1999, which included the effect of certain losses deferred into the next fiscal year (see discussion below). This capital gain net income was entirely offset by capital loss carryovers. Remaining capital loss carryovers of Bond Portfolio aggregated $1,354,032 as of December 31, 1999, and are available to offset future realized capital gain net income for Federal income tax purposes but, if not utilized, will expire as follows: $1,337,336 by December 31, 2002 and $16,696 by December 31, 2004. For Federal income tax purposes, High Income Portfolio realized capital losses of $6,542,253 for the year ended December 31, 1999, which included the effect of certain losses deferred into the next fiscal year, as well as the effect of losses recognized from the prior year (see discussion below). Capital loss carryovers aggregated $6,607,695 at December 31, 1999, and are available to offset future realized capital gain net income for Federal income tax purposes but, if not utilized, will expire as follows: $65,442 by December 31, 2006 and $6,542,253 by December 31, 2007. For Federal income tax purposes, Limited-Term Bond Portfolio realized capital losses of $649 for the year ended December 31, 1999, which included the effect of certain losses deferred into the next fiscal year, as well as the effect of losses recognized from the prior year (see discussion below). These losses are available to offset future realized capital gain net income for Federal income tax purposes but, if not utilized, will
expire at December 31, 2007.   A portion of capital gain net income on Balanced,
Growth, Income, Asset Strategy, International and Science and Technology Portfolios was paid to shareholders during the year ended December 31, 1999. Remaining capital gain net income will be distributed to each Portfolio's shareholders. The capital gain net income on Small Cap Portfolio was paid to shareholders during the year ended December 31, 1999.

     Internal Revenue Code regulations permit each Portfolio to defer into its next fiscal year net capital losses or net long-term capital losses incurred between each November 1 and the end of its fiscal year ("post-October losses"). From November 1, 1999 through December 31, 1999, Asset Strategy, International, Science and Technology, Bond, High Income and Limited-Term Bond Portfolios incurred net capital losses of $19,493, $196,730, $62,851, $137,277, $1,703,678 and $5,884, respectively, which have been deferred to the fiscal year ending December 31, 2000. In addition, during the year ended December 31, 1999, Small Cap, High Income and Limited-Term Bond Portfolios recognized post-October losses of $1,287,773, $273,055 and $211, respectively, that had been deferred from the year ended December 31, 1998.

Note 5 -- Securities Loaned
     On December 31, 1999, there were no securities outstanding on loan. If securities were on loan, however, the aggregate amount of such loans must be secured by 100% of the market value of the securities loaned. The Portfolio derives income from its securities lending activities. These agreements may be terminated by the borrower or the Portfolio upon proper notice. In the event the borrower fails to deliver the securities within five business days, the Portfolio has the right to use the collateral to purchase similar or other securities. During the period ended December 31, 1999, the Income Portfolio derived approximately $94,702 of income, net of related expenses, from its securities lending activities.

Note 6 -- Change in Par Value of Common Stock

     At a special meeting of shareholders of the fund held on June 22, 1999, the Articles of Incorporation of the Fund were amended to change the par value of the Fund's common stock from $0.01 to $0.001. This change became effective June 30, 1999.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Target/United Funds, Inc.:


We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Asset Strategy Portfolio, Balanced Portfolio, Bond Portfolio, Growth Portfolio, High Income Portfolio, Income Portfolio, International Portfolio, Limited-Term Bond Portfolio, Money Market Portfolio, Science and Technology Portfolio, and Small Cap Portfolio, (collectively the "Portfolios") comprising Target/United Funds, Inc. as of December 31, 1999, and the related statements of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended. These financial statements and the financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of each of the respective Portfolios of Target/United Funds, Inc. as of December 31, 1999, the results of their operations for the fiscal year then ended, the changes in their net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended, in conformity with generally accepted accounting principles.




Deloitte & Touche LLP
Kansas City, Missouri
February 4, 2000

Shareholder Meeting Results
A special meeting of Target/United Funds, Inc. was held on June 22, 1999. The matters voted upon by the shareholders and the resulting votes for each matter are presented below.

Item 1.        To elect the Board of Directors:

                                For    Withheld
J. Concannon            321,048,148   8,108,699
J. Dillingham           320,864,775   8,292,072
D. Gardner              320,081,666   9,075,181
L. Graves               320,977,973   8,178,874
J. Harroz, Jr.          319,827,683   9,329,164
J. Hayes                320,477,648   8,679,199
R. Hechler              320,213,903   8,942,944
H. Herrmann             320,175,652   8,981,195
G. Johnson              320,296,358   8,860,489
W. Morgan               320,662,571   8,494,276
R. Reimer               320,005,837   9,151,010
F. Ross, Jr.            321,059,625   8,097,222
E. Schwartz             320,883,083   8,273,764
K. Tucker               321,027,737   8,129,110
F. Vogel III            320,990,051   8,166,796

Item 2. To ratify the selection of Deloitte & Touche LLP as the Fund's independent accountants for its current fiscal year:

                   For      Against     Abstain
           315,789,330    2,663,020  10,704,497

Item 3. To approve or disapprove the amendment to the Fund's investment management agreement with Waddell & Reed Investment Management Company:

                                For     Against           Abstain
Asset Strategy Portfolio              2,492,800           173,274     113,086
Balanced Portfolio       12,254,949     838,672           403,862
Bond Portfolio           19,521,370     947,993           894,851
Growth Portfolio         82,041,246   4,402,774         2,833,334
High Income Portfolio    26,081,202     908,722         1,312,377
Income Portfolio         60,915,366   3,304,866         2,357,112
International Portfolio              20,383,542         1,136,563     569,696
Limited-Term Bond Portfolio 971,307      24,340            35,801
Money Market Portfolio   49,749,559   1,868,356         3,867,971
Science and Technology Portfolio4,837,845325,048          218,438
Small Cap Portfolio      21,369,200   1,232,139           769,186

Item 4. To approve or disapprove amendment of the Fund's policy regarding securities lending:

                                For     Against           Abstain
Asset Strategy Portfolio              2,557,194           104,885     117,081
Balanced Portfolio       12,392,131     636,259           469,093
Bond Portfolio           19,675,367     597,681         1,091,166
Growth Portfolio         82,347,732   3,195,972         3,733,650
High Income Portfolio    26,039,201     696,173         1,566,927
Income Portfolio         61,193,339   2,421,579         2,962,426
International Portfolio              20,658,058           703,102     728,641
Limited-Term Bond Portfolio 978,956      15,760            36,732
Money Market Portfolio   50,456,866   1,030,538         3,998,482
Science and Technology Portfolio4,918,571210,548          252,212
Small Cap Portfolio      21,650,369     849,713           870,443

Item 5. To approve or disapprove the Fund's Articles of Incorporation to change the par value of Fund shares to $0.001:

                   For      Against     Abstain
           302,425,873    8,042,499  18,688,475

DIRECTORS
Keith A. Tucker, Overland Park, Kansas, Chairman of the Board
James M. Concannon, Topeka, Kansas
John A. Dillingham, Kansas City, Missouri
David P. Gardner, San Mateo, California
Linda K. Graves, Topeka, Kansas
Joseph Harroz, Jr., Norman, Oklahoma
John F. Hayes, Hutchinson, Kansas
Robert L. Hechler, Overland Park, Kansas
Henry J. Herrmann, Overland Park, Kansas
Glendon E. Johnson, Miami, Florida
William T. Morgan, Coronado, California
Ronald C. Reimer, Mission Hills, Kansas
Frank J. Ross, Jr., Kansas City, Missouri
Eleanor B. Schwartz, Kansas City, Missouri
Frederick Vogel III, Milwaukee, Wisconsin



OFFICERS

Robert L. Hechler, President
Michael L. Avery, Vice President
James C. Cusser, Vice President
Abel Garcia, Vice President
Henry J. Herrmann, Vice President
Theodore W. Howard, Vice President and Treasurer
Thomas A. Mengel, Vice President
William M. Nelson, Vice President
Cynthia P. Prince-Fox, Vice President
Kristen A. Richards, Vice President and Secretary
Philip J. Sanders, Vice President
Grant P. Sarris, Vice President
Daniel C. Schulte, Vice President
Mark G. Seferovich, Vice President
W. Patrick Sterner, Vice President
Mira Stevovich, Vice President
Daniel J. Vrabac, Vice President
James D. Wineland, Vice President

Advantage I.  A flexible premium variable life insurance policy.

Advantage II.  A deferred variable annuity policy.

Advantage Plus.  A flexible premium variable life insurance policy.

All three offer you the investment flexibility of positioning your investment in one or more of the following professionally managed portfolios:

ASSET STRATEGY Portfolio
Goal:    To seek high total return over the long term.

Invested In:  An allocation of its assets among stocks, bonds(of any quality), and short-term instruments.

BALANCED Portfolio
Goal:    To seek current income with a secondary goal of long-term appreciation of capital.

Invested in:  Primarily a mix of stocks, fixed-income securities and cash, depending on market conditions.

BOND Portfolio
Goal:    To seek a reasonable return with more emphasis on preservation of capital.

Invested In:  Primarily domestic debt securities, usually of investment grade.

GROWTH Portfolio
Goal:    To seek capital growth with income as a secondary goal.

Invested In:  Primarily common stocks of U.S. and foreign companies with market capitalization of at least $1 billion representing faster growing sectors of the economy, such as the technology, health care and consumer-oriented sectors.

HIGH INCOME Portfolio
Goal:    To seek a high level of current income with a secondary goal of capital growth when consistent with its primary goal.

Invested In:  Primarily high-yield, high-risk, fixed income securities of U.S.
           and foreign issuers.

INCOME Portfolio
Goal:    To seek maintenance of current income, subject to market conditions, with capital growth as a secondary goal.

Invested In:  Primarily common stocks of large U.S. and foreign companies that have a record of paying regular dividends or have the potential for capital appreciation.

INTERNATIONAL Portfolio
Goal:    To seek long-term appreciation of capital with a secondary goal of current income.

Invested in:  Primarily common stocks of foreign companies that the Manager believes have the potential for long-term growth.

LlMITED-TERM BOND Portfolio
Goal:    To seek a high level of current income consistent with preservation of capital.

Invested in:  Primarily investment-grade debt securities of U.S. issuers, including U.S. Government securities. The Portfolio maintains a dollar-weighted average maturity of 2-5 years.

MONEY MARKET Portfolio
Goal:    To seek maximum current income consistent with stability of principal.

Invested In:  U.S. dollar-denominated, high-quality money market obligations and instruments.

SCIENCE AND TECHNOLOGY Portfolio
Goal:    To seek long-term capital growth.

Invested in:  Primarily science and technology securities of U.S. and foreign companies whose products, processes or services are expected to be significantly benefited by the use or application of scientific or technological discoveries or developments.

SMALL CAP Portfolio
Goal:    To seek capital growth.

Invested in:  Primarily common stocks of relatively new or unseasoned companies, companies in their early stages of development or smaller companies positioned in new or in emerging industries where the opportunity for rapid growth is above average.


FOR MORE INFORMATION:
Contact your representative, or your local office as listed on your Account Statement, or contact:
  United Investors Life
  Variable Products Division
  P.O. Box 156
  Birmingham, AL  35201-0156
  (205)325-4300


NUR1016A(12-99)

printed on recycled paper